Dated January 27, 2016

Corsair Opportunity Fund

Shares of Beneficial Interest

Corsair Opportunity Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. Unlike open-end funds, the Fund does not provide ongoing liquidity, and shareholders of the Fund may not be able to sell their shares. Corsair Capital Management, L.P. serves as the investment adviser of the Fund (the “Adviser”).

The Fund’s investment objective is to achieve capital appreciation. The Fund pursues this objective by investing its assets primarily in long and short positions in equity securities of U.S. and Canadian companies. Generally, the Adviser emphasizes companies believed to be going through “special situations,” i.e., strategic and/or structural change, such as spin-offs, restructurings, post-bankruptcy reorganizations, etc., or companies operating in industries or other environments believed to be undergoing substantial change. The Fund’s investment in companies involved in “special situations” often requires an unusually high level of analytical sophistication. There is no assurance that the Adviser will correctly evaluate the transactions or events and, as a result, the Fund’s investment in these “special situations” may not be successful.

The Fund is expected to have a “net-long bias” (where the dollar value of the long positions exceeds the value of short positions). However, the Fund does effect short-sales under circumstances where the Adviser identifies more attractive opportunities for capital appreciation (relative to investing in long positions) and for other purposes, such as hedging. Short selling is considered a speculative investment practice and involves certain risks.

The Fund has no plans to list its shares of beneficial interest (“shares”) on any securities exchange, and there is no assurance that any secondary market will develop for shares. Shares are subject to transfer restrictions, including a requirement that shares must be held in the investor’s account with a Selling Agent (each as defined on the next page) and, except for certain circumstances, may only be transferred to persons who are “Qualified Investors” (as described on the next page). Shares are only being offered to United States citizens.

This prospectus (the “Prospectus”) sets forth concisely the information about the Fund that a prospective investor should know before investing. You are advised to read this Prospectus carefully and to retain it for future reference. A statement of additional information (“SAI”) dated January 27, 2016, as it may be supplemented, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI (the table of contents of which is on page 50 of this Prospectus), the Fund’s annual and semi-annual reports to shareholders, and other information about the Fund, and make shareholder inquiries by writing to Corsair Opportunity Fund, 366 Madison Avenue, 12th Floor, New York, NY 10017 or by calling collect (212) 949-3000 (the Fund currently does not maintain an Internet Website). You also may obtain a copy of the SAI (as well as material incorporated by reference and other information regarding the Fund) from the SEC’s website (http://www.sec.gov). The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link.

•	The Fund’s Shares will not be listed on an exchange and it is not expected that a secondary market will develop. Therefore, an investment in the Fund may not be suitable for investors who need their money in a specified time frame
•	The amount of distributions the Fund may pay is uncertain

INVESTING IN SHARES INVOLVES A HIGH DEGREE OF RISK. (SEE “PRINCIPAL RISK FACTORS” BEGINNING ON PAGE 21.)

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Foreside Fund Services, LLC
Distributor

	Class A Shares	Class I Shares
Total Offering Amount(1)	$100,000,000	$100,000,000
Maximum Sales Load(2)	3.00%	0%
Minimum Sales Load(1)(2)	0.00%	0%
Proceeds to the Fund (maximum)	$100,000,000	$100,000,000
Proceeds to the Fund (minimum)	$97,000,000	$100,000,000
1)	The minimum initial investment in shares of the Fund by an investor in Class A shares is $50,000, subject to reduction at the discretion of an investor’s broker, dealer or other financial intermediary. Minimum subsequent investments must be at least $10,000 (in each case, including a sales load if applicable). In addition, Class I shares of the Fund are only available to investors: (i) who purchase their investment through a discretionary or non-discretionary fee-based advisory or wrap program of a selling agent of the Fund; (ii) who are clients of investment advisers or financial planners that participate in programs operated by selling agents of the Fund through which Class I shares are offered; (iii) who are other customers or clients of selling agents of the Fund or their affiliates, as authorized by the Fund or a Fund agent, in consultation with the selling agent of the Fund; or (iv) who have a minimum initial investment of $5,000,000. Amounts received from investors as potential investments in the Fund are held in a non-interest-bearing escrow account at the Fund’s custodian pending the admission of investors as Shareholders of the Fund.
2)	Class A share investors may be charged a sales load up to a maximum of 3% on the amount they invest. The specific amount of the sales load is not fixed and will be determined by the investor and its broker, dealer or other financial intermediary. (See “The Offering — Plan of Distribution.”) The sales load will neither constitute an investment made by the investor nor form part of the assets of the Fund. The sales load is subject to the applicable limitations imposed by the rules and regulations of the Financial Industry Regulatory Authority, Inc.

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of the Fund’s shares on a best efforts basis. Amounts received from investors as potential investments in the Fund are held in a non-interest-bearing escrow account at the Fund’s custodian, serving as escrow agent, pending the admission of investors as Shareholders of the Fund. Pursuant to the terms of the Distributor’s distribution agreement with the Fund, the Fund, the Distributor or other Fund agents may retain unaffiliated brokers or dealers to act as selling agents (“Selling Agents”) to assist in the distribution of Fund shares. The Fund reserves the right to withdraw, cancel, suspend or modify the offering of shares at any time. Shares are offered in a continuous offering for purchase monthly at a price equal to the net asset value next determined after an order is accepted, plus a sales load (if applicable). Purchase orders for shares sold in connection with a monthly offering must be received in proper form by the Fund or a Fund agent prior to the close of business, which can be, with respect to certain Selling Agents, as many as five business days prior to the end of a month (a “Closing Time”). At each Closing Time purchase orders received in proper form will be accepted by the Fund and deposited monies will be invested in the Fund (net of the sales load, if applicable) as of the first business day of the next month following submission of an investor’s purchase order. Investors will receive written or electronic confirmation of each transaction and regular reports showing account balances. A prospective investor may rescind a purchase order for shares at any time prior to a Closing Time.

Class I shares are not subject to ongoing distribution and shareholder servicing fees. Class A shares of the Fund are subject to ongoing distribution and shareholder servicing fees to compensate Selling Agents for selling shares of the Fund, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. These fees are accrued daily as an expense of the Fund and paid monthly in an amount not to exceed, in the aggregate, 0.50% (on an annualized basis) of the net asset value of Class A shares of the Fund.

(continued from inside front cover page)

Shares of the Fund may be purchased only by investors who are United States citizens and certify to the Fund or its agents that they have a net worth (in the case of a natural person, either as an individual or with assets held jointly with a spouse) of more than $2 million, excluding the value of the primary residence of such person and any debt secured by such property (up to the current market value of the residence) (“Qualified Investors”), as described more fully herein. In order to purchase shares, a prospective investor must submit a completed subscription agreement to the Selling Agent prior to the Closing Time. The Fund reserves the right to reject, in its sole discretion, any purchase order for shares in whole or in part at any time. Shares may be purchased through, and with funds drawn on, an investor’s brokerage account with a Selling Agent. Under certain circumstances, the Fund may sell shares directly (through its transfer agent) to certain investors who are affiliated with, or otherwise have an existing relationship with, the Adviser. Additional information regarding the process for buying shares is set forth under “The Offering — Purchase Terms; Minimum Investment” and “Investor Qualifications and Suitability.”

Investors may not be able to sell their shares. The Fund has no plans to list its shares on any securities exchange, the Fund’s shares have no history of public trading and there is no assurance that any secondary market will develop for shares. Shares are subject to transfer restrictions, including a requirement that shares must be held in the investor’s account with a Selling Agent and, except for certain circumstances, may only be transferred to persons who are United States citizens and Qualified Investors. If an investor attempts to transfer shares to someone who is not a Qualified Investor, unless the transfer is by gift or bequest, or pursuant to an agreement relating to a legal separation or divorce, or to an account with a broker or dealer that has not entered into a selling agreement with the Fund or the Distributor (or other Fund agent), the transfer will not be permitted. (See “Investor Qualifications and Suitability — Investor Suitability: Transfer Restrictions.”)

In order to provide a limited degree of liquidity to shareholders, the Adviser expects to recommend that the Fund make offers to repurchase up to 10% of its outstanding Shares as of the end of each calendar month at its then-current net asset value. The Fund’s Board of Trustees, in its discretion, must approve each such offer (including the amount of the offer). There can be no assurance that the Fund will make such repurchase offers, nor that shareholders tendering Shares for repurchase in any offer will have all of their tendered Shares repurchased by the Fund. (See “Additional Risk Factors — Repurchase Offers” and “Repurchase Offers — Repurchase Procedures.”)

The Fund pays the Adviser a monthly management fee computed at the annual rate of 1.50% of the Fund’s average daily net assets. Additionally, following the end of each fiscal year (and whenever the Fund conducts a share repurchase offer, as described herein), the Fund pays the Adviser an incentive fee (the “Incentive Fee”) generally equal to 20% of the Fund’s net profits, subject to reduction for prior period losses of the Fund that have not been offset by subsequent net profits. For purposes of calculating the Incentive Fee, net profits will generally be determined by calculating the amount by which the net assets of the Fund as of the end of a fiscal year exceed the net assets as of the beginning of the fiscal year (excluding increases or decreases of net assets associated with share issuances, repurchases or dividends or other distributions). For more details regarding the Incentive Fee, see “Fees and Expenses — Incentive Fee.” The Incentive Fee structure presents risks that are not present in investment funds without incentive fees. (See “Additional Risk Factors — The Incentive Fee.”) The fees paid by the Fund to the Adviser are similar to those of private investment funds, but significantly higher than those of most other registered investment companies. (See “Fees and Expenses — Management Fee” and “— Incentive Fee.”)

SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

TO ALL INVESTORS

This prospectus (the “Prospectus”) does not constitute an offer to sell or the solicitation of an offer to buy, and no sale of shares will be made, in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Prospectus. Prospective investors should rely only on information contained in this Prospectus, the Fund’s statement of additional information and exhibits filed by the Fund. Each prospective investor should consult his, her or its own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for the investor. Prospective investors should read this Prospectus carefully before investing and retain it for future reference.

PRIVACY NOTICE

An important part of our commitment to you is our respect to your right to privacy. Protecting all of the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. This Privacy Notice sets forth the policies of Corsair Opportunity Fund (the “Fund”) with respect to the collection, sharing and protection of non-public personal information of the Fund’s investors, prospective investors and former investors. These policies may be changed at any time, provided that a notice of such change is given to you. Please read this Privacy Notice carefully to understand what we do.

We collect personal information about you (such as your name, address, social security or tax identification number, assets and income) in the course of doing business with you or from documents that you may deliver to us or to an agent of the Fund. We may use this information to effectively administer our customer relationship with you. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

We do not disclose any nonpublic, personal information about the Fund’s investors, prospective investors or former investors to third parties, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide services to you.

To service your account and effect transactions, we may provide your personal information to our affiliates and to non-affiliate firms (i.e., companies not related by common ownership or control) that assist us in servicing your account and have a need for such information, such as a broker or administrator. We may also disclose such information to service providers and financial institutions with whom we have marketing arrangements. We require third party service providers and financial institutions with which we have marketing arrangements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your purchase order. Information about you may also be released if you so direct, or if we, or an affiliate, are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding these privacy policies. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change thereto.

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PROSPECTUS SUMMARY

In making an investment decision, an investor must rely upon his, her or its own examination of Corsair Opportunity Fund (the “Fund”) and the terms of the offering, including the merits and risks involved in acquiring shares of beneficial interest (“shares”) in the Fund. This is only a summary of information to consider before investing and is qualified in its entirety by the more detailed information that follows elsewhere in this prospectus (the “Prospectus”). An investor should review the entire Prospectus and statement of additional information (“SAI”), available upon request, before making a decision to purchase shares of the Fund.

The Fund
Corsair Opportunity Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. Corsair Capital Management, L.P., a Delaware limited partnership that is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940 (the “Advisers Act”), serves as the investment adviser of the Fund (the “Adviser”). The Adviser is controlled by its general partner, Corsair Capital Management GP, L.L.C. (the “General Partner”), and Jay R. Petschek and Steven Major, each a managing member of the General Partner and Principal and Co-Portfolio Manager of the Adviser, serve as the Portfolio Managers of the Fund.
Principal Investment Strategies
The Fund’s investment objective is to achieve capital appreciation. The Fund pursues this objective by investing its assets primarily in long and short positions in equity securities of U.S. and Canadian companies. Generally, the Adviser emphasizes companies believed to be going through strategic and/or structural change (e.g., spin-offs, restructurings, post-bankruptcy reorganizations, etc.) or companies operating in industries or other environments believed to be undergoing substantial change. For purposes of the Fund’s investment program, “equity securities” means common and preferred stocks (including IPO securities), convertible securities, stock options (covered call and put options), warrants and rights. The Fund is expected to have a “net-long bias” (where the dollar value of the long positions exceeds the value of short positions). However, the Fund does effect short-sales under circumstances where the Adviser identifies more attractive opportunities for capital appreciation (relative to investing in long positions) and for other purposes, such as hedging. Due to limitations imposed by the 1940 Act and operational requirements, the Fund generally expects that no more than 50 percent of its total assets would be represented by short sales. (See “Additional Risk Factors — Leverage & Borrowings Risk.”) Short selling is considered a speculative investment practice and involves certain risks. In addition, the Fund, as a result of certain short sale transactions, may recognize short term capital gains, which will be passed through to investors as ordinary income. (For a more detailed discussion of the tax consequences of short sale transactions, see “Certain Tax Matters — Taxation of Short Sales.”)

The Adviser invests the Fund’s assets in equity securities without regard to the issuer’s market capitalization. The Fund may invest in securities of “Canadian issuers,” which, for these purposes, are companies that derive a majority of their revenue or profits from Canadian businesses, investments or sales, or that have a substantial portion of their operations or assets in Canada. Without regard to the Fund’s investments in Canadian companies, the Fund may invest up to 25% of its total assets in other foreign securities. The Fund’s investments in Canadian and other foreign companies may include companies that are located in, or conduct business in, emerging or less developed countries. These investments are typically subject to certain risks to a much greater degree than investments in developed countries, like Canada. In evaluating whether a security is issued by a U.S. issuer, the Fund applies the same definition as referred to above for identifying Canadian issuers except that if the issue would meet the criteria for both a Canadian issuer and a U.S. issuer, the Fund would treat the issuer as a Canadian issuer for purposes of its investment policy. (See “Principal Risk Factors — Foreign Investment Risk.”)

In pursuing the Fund’s investment objective, the Adviser may invest in so-called “special situations,” such as spin-offs and “event-related” positions. Event-related strategies involve investing in securities of companies currently or prospectively involved in a wide variety of corporate transactions or other events where the investment thesis is predicated on the anticipated effect of such transactions or events. Such events may include mergers, acquisitions, recapitalizations, restructurings, spinoffs, divestitures, management change, new products or offerings, and other situations which alter a company’s structure, strategy or prospects.

Given the Fund’s opportunistic investment strategy, the Fund generally holds a significant amount of cash which may negatively impact the Fund’s ability to achieve its investment objective. The Fund may also hold debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”) and/or interests in money market funds. During periods of rising markets, these holdings may adversely impact the Fund’s performance relative to a more fully invested portfolio.

The Adviser principally uses fundamental research to identify and assess potential portfolio investments. This research typically includes analysis of financial statements and other data, meeting company personnel, visiting company facilities, reviewing customers and competitors and analyzing comparable companies or securities.

While the Adviser intends to conduct research on a broad range of companies, it focuses special attention on (i) companies believed to be undergoing substantial operating or financial change, which frequently include companies involved in spin-offs or corporate reorganizations and/or restructurings; and (ii) companies believed to be operating in industries or other environments undergoing substantial change. These circumstances sometimes result in the Adviser focusing on companies with little or no research coverage or a perceived lack of adequate research coverage by securities firms generally.

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objective will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment.

Non-Principal Investment Practices
In addition to its principal investment strategies, the Fund may invest in debt securities and certain derivative instruments (in addition to the options described under “Principal Investment Strategies”), such as forward contracts, total return swaps, forward currency exchange contracts, options on stock indices and structured-equity notes. Currently, however, the Fund does not anticipate using over-the-counter derivatives. (See “Additional Risk Factors — Derivatives Risk.”) The Fund may also purchase retail shares of exchange-traded funds that are registered under the 1940 Act (“ETFs”) and retail shares of similar investment vehicles that are not registered under the 1940 Act (together with the ETFs, “Traded Funds”) and effect short sales of these shares. Transactions in Traded Funds may be used in seeking capital appreciation or for hedging purposes. During periods of adverse market conditions in the equity securities markets, the Fund may deviate from its investment objective and invest substantially all of its assets in high quality debt securities, money market instruments, or hold its assets in cash. The Fund also invests in money market instruments for liquidity purposes. (See “Non-Principal Fund Investment Practices and Their Risks — Temporary Investments.”)
Borrowings
The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for liquidity purposes. Borrowings by the Fund (which do not include short and derivative transactions) will not exceed 33 1∕3 percent of the Fund’s total assets. Borrowing for investment purposes (a practice known as “leverage”) is a speculative investment practice and involves certain risks. The Fund does not currently anticipate using borrowings for investment purposes. (See “Additional Risk Factors — Leverage & Borrowings Risk.”)

Management of the Fund
The board of trustees of the Fund (the “Board”) has overall responsibility for the management and supervision of the operations of the Fund. It has delegated responsibility for management of the Fund’s day-to-day operations to the Adviser. (See “Management of the Fund.”)
The Adviser
The Adviser, Corsair Capital Management, L.P., a Delaware limited partnership, serves as the investment adviser of the Fund. Pursuant to an investment advisory agreement with the Fund (the “Advisory Agreement”), the Adviser is responsible for: (i) developing and implementing the Fund’s investment program, (ii) managing the Fund’s investment portfolio and making all decisions regarding the purchase and sale of investments for the Fund, and (iii) providing various management and administrative services to the Fund. Although the Fund has a limited operating history upon which investors can evaluate its performance and the Adviser has not served as investment adviser to other registered investment companies, the Adviser serves as a subadviser to one or more registered investment companies, and it manages investment funds and accounts that have investment programs that are substantially similar to the investment program of the Fund. (See “Performance Information” and “Management of the Fund.”)
Management Fee & Incentive Fee
In consideration of services provided by the Adviser, the Fund pays the Adviser a monthly management fee computed at the annual rate of 1.50% of the Fund’s average daily net assets (the “Management Fee”). The Fund also pays the Adviser a performance-based incentive fee (the “Incentive Fee”) promptly after the end of each fiscal year of the Fund. The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 20% of the amount by which the Fund’s net profits for all Fiscal Periods (as defined below) ending within or coterminous with the close of such fiscal year exceed the balance of the loss carryforward account (as described on the next page), without duplication for any Incentive Fees paid during such fiscal year. The Fund also pays the Adviser the Incentive Fee in the event a Fiscal Period is triggered in connection with a share repurchase offer by the Fund, as described below. For purposes of calculating the Incentive Fee, net profits means the amount by which: (a) the net assets of the Fund as of the end of a Fiscal Period, increased by the dollar amount of shares of the Fund repurchased during the Fiscal Period (excluding shares to be repurchased as of the last day of the Fiscal Period after determination of the Incentive Fee) and by the amount of dividends and other distributions paid to shareholders during the Fiscal Period and not reinvested in additional shares (excluding any dividends and other distributions to be paid as of the last day of the Fiscal Period), exceeds (b) the net assets of the Fund as of the beginning of the Fiscal Period, increased by the dollar amount of shares of the Fund issued during the Fiscal Period (excluding any shares issued in connection with the reinvestment of dividends and other distributions paid by the Fund). Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, determined in accordance with the valuation and accounting policies and procedures of the Fund. “Fiscal Period” means each twelve-month period ending on the Fund’s fiscal year-end (or such other period ending on the Fund’s fiscal year-end in the event the Fund’s fiscal year is changed), provided that whenever the Fund conducts a share repurchase offer, the period of time from the last Fiscal Period-end through the effective date of the repurchase offer also constitutes a Fiscal Period. (Upon termination of the Advisory Agreement, the Fund will pay the Incentive Fee to the Adviser as if the date of effectiveness of such termination is the end of the Fund’s fiscal year.) In the event that an Incentive Fee is payable with respect to a Fiscal Period that is not the Fund’s fiscal year-end due to the Fund’s share repurchases, the Incentive Fee will be determined as if the end of such Fiscal Period were the end of the Fund’s fiscal year, and only that portion of the Incentive Fee that is proportional to the Fund’s assets paid in respect of such share repurchases (not taking into account any proceeds from any contemporaneous issuance of shares of the Fund, by reinvestment of dividends and other distributions or otherwise) will be paid to the Adviser for such Fiscal Period. Since the Fund conducts repurchase offers every month, Fiscal Periods could be triggered (and, therefore, a portion of the Incentive Fee, if any, would be payable to the Adviser) up to twelve times each fiscal year. For purposes of determining the Fund’s net asset value, the Incentive Fee is calculated and accrued daily as an expense of the Fund (as if each day is the end of the Fund’s fiscal year).

The Incentive Fee will be payable for a Fiscal Period only if there is no positive balance in the Fund’s loss carryforward account. The loss carryforward account is an account that will have an initial balance of zero upon commencement of the Fund’s operations and, thereafter, will be credited as of the end of each Fiscal Period with the amount of any net loss of the Fund for that Fiscal Period and will be debited with the amount of any net profits of the Fund for that Fiscal Period, as applicable. This is sometimes known as a “high water mark.” (See “Fees and Expenses — Incentive Fee.”)

Unlike a traditional high water mark incentive fee structure, the Incentive Fee is paid based on a loss carryforward account for the Fund as a whole and not loss carryforward accounts for each individual shareholder. This means that a shareholder is subject to the Incentive Fee as reflected in the net asset value of his or her shares, so long as the Fund did not have a positive balance in its loss carryforward account and had positive net profits at the end of a Fiscal Period. For example, if the Fund had positive performance for a Fiscal Period, but a shareholder invested in the Fund during a part of that Fiscal Period where the Fund had negative performance and the net asset value of his or her shares declined by the end of the Fiscal Period, then the shareholder would still be subject to the Incentive Fee reflected in the net asset value of the Fund’s shares (assuming the Fund did not have a positive balance in its loss carryforward account). In addition, when the Fund issues additional shares, the loss carryforward benefit to which the Fund (and thus existing shareholders) is entitled will be diluted, as the per-share amount of cumulative losses is reduced, even though the same dollar amount of cumulative losses exists. A shareholder’s per-share amount of cumulative losses in a traditional high water mark incentive fee structure would not suffer dilution upon the issuance of additional shares because there would be a loss carryforward account tracking that particular shareholder’s cumulative losses, and not the Fund’s as a whole.

The Incentive Fee presents certain risks that are not present in investment funds without incentive fees. (See “Additional Risk Factors — The Incentive Fee.”) In addition, although the aggregate fees payable by the Fund to the Adviser are similar to those of private investment funds, they are significantly higher than those paid by most registered investment companies.

The Offering
The Fund offers two classes of shares of beneficial interest (“shares”) designated as “Class I shares” and “Class A shares” to investors eligible to invest in the Fund. Unlike Class I shares, Class A shares are subject to a sales load and distribution and shareholder servicing fees.

Shares of the Fund will be offered for purchase on a monthly basis in a continuous offering at their net asset value per share, plus, in the case of Class A shares (and if applicable), a sales load of up to 3% of the amount invested (as described below). Shares will be issued at the net asset value per share next computed after acceptance of an order to purchase shares. The Fund’s net asset value per share will be circulated to Selling Agents (as defined below) offering shares of the Fund.

The minimum initial investment in shares of the Fund by an investor in Class A shares is $50,000, subject to reduction at the discretion of an investor’s broker, dealer or other financial intermediary. Subsequent investments must be at least $10,000. (In each case, including a sales load if applicable.) The minimum investment requirements may be reduced or waived for investments by personnel of the Adviser and its affiliates, and members of their immediate families, and as may be determined by the Board. In addition, Class I shares of the Fund are only available to investors: (i) who purchase their investment through a discretionary or non-discretionary fee-based advisory or wrap program of a Selling Agent; (ii) who are clients of investment advisers or financial planners that participate in programs operated by Selling Agents through which Class I shares are offered; (iii) who are other customers or clients of selling agents of the Fund or their affiliates, as authorized by the Fund or a Fund agent, in consultation with the selling agent of the Fund; or (iv) who have a minimum initial investment of $5,000,000.

Shares may be purchased through, and with funds drawn on, an investor’s brokerage account with a Selling Agent. In order to purchase shares, a prospective investor must submit a completed subscription agreement to the Selling Agent. The Fund reserves the right to reject, in its sole discretion, any request to purchase shares of the Fund at any time. The Fund also reserves the right to suspend or terminate the offering of shares at any time. Additional information regarding the share purchase process is set forth under “Investor Qualifications and Suitability.”

Amounts received from prospective investors in the Fund will be held in a non-interest bearing escrow account pending the transmission to the Fund. If an investor’s subscription is not accepted, the escrow agent will return the subscription monies to such investor.

Under certain circumstances, the Fund may sell shares directly (through its transfer agent) to certain investors who are affiliated with, or otherwise have an existing relationship with, the Adviser.

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of the Fund’s shares on a best efforts basis, pursuant to the terms of the Distributor’s distribution agreement with the Fund, and may retain unaffiliated brokers or dealers to act as selling agents (“Selling Agents”) to assist in the distribution of shares.

Selling Agents are entitled to charge a sales load to each investor on the purchase price of its Class A shares of up to 3%. The specific amount of the sales load paid is not fixed and will be determined by the investor and its Selling Agent. The sales load is expected to be waived for the Adviser and its affiliates, including its personnel and members of their immediate families. The sales load will neither constitute an investment made by the investor in, nor form part of the assets of, the Fund. The

Selling Agents’ receipt of the sales load is subject to the applicable limitations imposed by the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The maximum amount of all items payable to FINRA member firms will not exceed the maximum compensation levels set forth in FINRA Rule 2830.

Distribution and Shareholder Servicing Fees
Class I shares are not subject to Distribution and Shareholder Servicing Fees. Class A shares of the Fund are subject to ongoing distribution and shareholder servicing fees to compensate Selling Agents for selling shares of the Fund, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. These fees are accrued daily as an expense of the Fund and paid monthly in an amount not to exceed, in the aggregate, 0.50% (on an annualized basis) of the net asset value of Class A shares of the Fund (the “Distribution and Shareholder Servicing Fees”). (See “Fees and Expenses — Distribution and Shareholder Servicing Fees.”)
Fund Expenses
The Fund bears all expenses incurred in its business and operations, other than those borne by the Adviser or by the Distributor pursuant to their agreements with the Fund, including, but not limited to: all investment related expenses (e.g., costs and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with investments, transfer taxes and premiums, taxes withheld on foreign income, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); the Management Fee; the Incentive Fee; the Distribution and Shareholder Servicing Fees; any non-investment related interest expense; offering expenses; fees and disbursements of any attorneys and accountants engaged by the Fund; audit and tax preparation fees and expenses; administrative expenses and fees; custody fees and expenses; insurance costs; fees and travel-related expenses of members of the Board who are not employees of the Adviser or any affiliate of the Adviser; and any extraordinary expenses. (See “Fees and Expenses — Other Fees and Expenses of the Fund.”)

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses, but excluding Distribution and Shareholder Servicing Fees, expenses on securities sold short, interest, brokerage commissions and extraordinary expenses of the Fund), to the extent necessary to limit the ordinary operating expenses of the Fund to 2.25% per annum of the Fund’s average monthly net assets (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund will carry forward the amount of expenses paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund’s ordinary operating expenses to exceed the Expense Limitation in effect at the time the expense was paid or absorbed. The Expense Limitation Agreement will remain in effect for at least one year, and will remain in effect thereafter until terminated by the Board. (See “Fees and Expenses — Other Fees and Expenses of the Fund.”)

Investor Qualifications
Shares of the Fund may be purchased only by investors who are United States citizens and certify to the Fund or its agents that they have a net worth (in the case of a natural person, either as an individual or with assets held jointly with a spouse) of more than $2 million, excluding the value of the primary residence of such person and any debt secured by such property (up to the current market value of the residence) (“Qualified Investors”). Shares may be held only through a Selling Agent.

So long as an investor satisfied the definition of “Qualified Investor” in the then-effective Prospectus of the Fund at the time of such investor’s initial investment in the Fund, such investor may keep its assets in the Fund and make additional investments in the Fund, subject to applicable minimums, even if the investor does not satisfy the definition of “Qualified Investor” in the Fund’s currently effective Prospectus.

Any attempt to transfer shares to someone who is not a Qualified Investor, other than by gift or bequest, or pursuant to an agreement relating to a legal separation or divorce, or to an account with a broker or dealer that has not entered into a selling agreement with the Fund, the Distributor or other Fund agents will not be permitted and will be void. (See “Investor Qualifications and Suitability — Investor Suitability: Transfer Restrictions.”)

Investor Suitability
An investment in the Fund involves substantial risks and is not necessarily suitable for all eligible investors. Prior to making an investment decision, you should: (i) consider the suitability of this investment with respect to your investment objectives and personal situation, (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs, and (iii) consult with your broker, dealer or other financial advisor to determine whether an investment in the Fund is suitable for your risk profile. (See “Investor Qualifications and Suitability.”)

Unlisted Closed-End Structure; Limited Liquidity and Transfer Restrictions
The Fund is organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that shareholders of a closed-end fund do not have the right to redeem their shares on a daily basis. In addition, the Fund has no plans to list its shares on any securities exchange, and there is no assurance that any secondary market will develop for the Fund’s shares. Although the Fund may make monthly offers to repurchase its shares, there can be no assurance that the Fund will repurchase all shares that are tendered by a shareholder in connection with any repurchase offer.

Shares are subject to transfer restrictions that permit transfers only to persons who are Qualified Investors, unless the transfer is by gift or bequest, or pursuant to an agreement relating to a legal separation or divorce, and who hold their shares through a Selling Agent. The Fund may require substantial documentation in connection with a requested transfer of shares, and you should not expect that you will be able to transfer shares at all. Attempted transfers may require a substantial amount of time to effect. Shares of the Fund may not be exchanged for shares of any other fund. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of shares and should be viewed as a long-term investment.

Repurchase Offers
In an effort to provide some liquidity for investors, the Adviser expects to recommend that the Fund make offers to repurchase up to 10% of its Shares as of the end of each calendar month at the then-current net asset value. The Board for the Fund, in its discretion, must determine whether to approve each such offer (and for what amount). There can be no assurance that the Fund will make such repurchase offers, nor that shareholders tendering Shares for repurchase in any offer will have all of their tendered Shares repurchased by the Fund. (See “Repurchase Offers — Repurchase Procedures.”)

The Adviser expects that, under the procedures applicable to the repurchase of shares, shares will generally be valued for purposes of determining their repurchase price as of a date at least 45 days after the date by which shareholders must submit a repurchase request. The value of shares can change significantly between this repurchase request deadline and the pricing date for the repurchase offer, i.e., 45 days later on the last business day of the applicable calendar month.

Under these procedures, shareholders will have to decide whether to tender their shares for repurchase without the benefit of having current information regarding the value of their shares as of a date proximate to the repurchase pricing date. In addition, there will be a period of time between the repurchase request deadline and the date they can expect to receive payment for their shares from the Fund. Shareholders whose shares are accepted for repurchase will be given non-transferable promissory notes by the Fund representing the Fund’s obligation to pay for repurchased shares.

The Fund will deposit all repurchase proceeds with the Fund’s custodian, acting as escrow agent, in a non-interest bearing escrow account pending transmission to tendering Shareholders.

Principal Risk Factors
An investment in the Fund involves a high degree of risk. There can be no assurance that the Fund’s investment objective will be achieved. In particular, the Fund’s use of short sales can, in certain circumstances, result in significant losses to the Fund. The value of the Fund’s investments can be reduced by unsuccessful investment strategies, poor selection of equity securities, poor economic growth, pronounced market volatility, and political and legal developments.

Because the Fund primarily invests in common stocks and other equity securities, the value of the Fund’s portfolio will be affected by daily movements in the prices of equity securities. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Individual companies may report poor results or be negatively affected by industry, regulatory and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, stock markets can be volatile at times, and stock prices can change drastically. This market risk will affect the Fund’s share price, which will fluctuate as the values of the Fund’s investment securities and other assets change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. (See “Principal Risk Factors — Risk of Equity Securities.”)

The Fund’s investment program emphasizes active management of the Fund’s portfolio. Consequently, the Fund’s portfolio turnover and brokerage commission expenses may exceed those of other investment companies, and the Fund could underperform its benchmark indices and/or other funds with similar investment objectives. (See “Principal Risk Factors — Active Management Risk.”)

The Fund may invest in securities of “Canadian issuers,” which, for these purposes, are companies that derive a majority of their revenue or profits from Canadian businesses, investments or sales, or that have a substantial portion of their operations or assets in Canada. (Some of these “Canadian issuers” may be legally organized or have principal offices located in the U.S.) Investments in Canadian issuers subject the Fund to the additional economic risks specific to Canada. The United States is Canada’s largest trading and investment partner, and the Canadian economy is significantly affected by developments in the U.S. economy. Any downturn in U.S. economic activity is likely to have an adverse impact on the Canadian economy. Among other things, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States, European Union countries and China. Canada is susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have an adverse impact on the Canadian economy. As such, the Fund is subject to these risks to a much greater degree than funds that do not invest materially in Canadian issuers. (See “Principal Risk Factors — Canadian Issuer Risk.”)

Without regard to the Fund’s investments in Canadian companies, the Fund may invest up to 25% of its total assets in other foreign securities. The Fund’s investments in Canadian and other foreign companies are affected by risk factors generally not thought to be present in the U.S., including, among other things, increased political, regulatory, contractual and economic risk and exposure to currency fluctuations. In addition, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in U.S. securities. Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. The Fund may also invest in companies located in, or doing business in, emerging or less developed countries. These investments are typically subject to the foregoing risks to a much greater degree than investments in developed countries and thus, investments in less developed countries could potentially increase volatility of the Fund’s net asset value. (See “Principal Risk Factors — Foreign Investment Risk.”)

The Fund is expected to have a “net-long bias” (where the dollar value of the long positions exceeds the value of short positions). However, the Fund does effect short-sales under circumstances where the Adviser identifies more attractive opportunities for capital appreciation (relative to investing in long positions) and for other purposes, such as hedging. Short selling is considered a speculative investment practice and involves certain risks. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Positions in stocks sold short are more risky than long positions (purchases) in stocks because the maximum loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, where in the case of a short sale, there is no limit on the loss that may be incurred. (See “Principal Risk Factors — Risk of Short Sales.”)

When effecting short sales of securities, the Fund will receive a dollar amount (the “net short proceeds”) equal to the value of the securities sold short and will deposit and retain such net short proceeds with the brokerage firm through which it effected the short sale transactions (a “Prime Broker”). Currently, the Fund’s Prime Broker is UBS Securities, LLC. The Fund may add one or more additional Prime Brokers. The Fund, the Prime Broker and UMB Bank, N.A., the Fund’s custodian, are parties to agreements in which the Prime Broker retains custody, on behalf of the Fund, of the cash proceeds from securities sold short. Because the Fund effects short sales as part of its principal investment strategy, the short proceeds deposited with the Prime Broker could represent a material portion of the Fund’s total assets. This may expose the Fund to significant risks or difficulty in obtaining access to its assets in the event of the default or bankruptcy of its Prime Broker. The Adviser will monitor regularly the creditworthiness of the Prime Broker.

The Fund may invest in companies involved in (or which are the target of) acquisition attempts or takeover or tender offers or mergers or companies involved in work-outs, liquidations, demergers, spin-offs, reorganizations, bankruptcies, share buy-backs and other capital market transactions or “special situations.” The level of analytical sophistication necessary for a successful investment in companies experiencing significant business and financial distress is unusually high. There is no assurance that the Adviser will correctly evaluate the nature and magnitude of the various factors that could, for example, affect the prospects for a successful reorganization or similar action. As there may be uncertainty concerning the outcome of transactions in which the Fund may invest, there is potential risk of loss by the Fund of its entire investment in such companies. (See “Principal Risk Factors — Special Situations/Event-Related Positions Risk.”)

Given the Fund’s opportunistic investment strategy, the Fund generally holds a significant amount of cash which may negatively impact the Fund’s ability to achieve its investment objective. The Fund may also hold U.S.

Government Securities and/or interests in money market funds, and the Fund will be subject to the risks of U.S. Government Securities and money market funds. During periods of rising markets, these holdings may adversely impact the Fund’s performance relative to a more fully invested portfolio. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). (See “Principal Risk Factors — U.S. Government Securities Risk.”) Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the Fund to lose money by investing in money market funds, and, in addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests. (See “Principal Risk Factors — Money Market Fund Risk.”)

The Fund invests in equity securities without regard to the issuer’s market capitalization. Accordingly, the Fund may invest significantly in the stocks of companies having smaller market capitalizations, including mid-cap and small-cap stocks. The stocks of these companies often have less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than the stocks of larger companies. (See “Principal Risk Factors — Market Capitalization Risk.”)

The Fund is a “non-diversified” investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the portion of the Fund’s assets that may be invested in the securities of any one issuer. The portfolio of the Fund may therefore be subject to greater risk than the portfolio of a similar fund that diversifies its investments. Although the Fund is “non-diversified,” in order to qualify for special tax treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code, it must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) other securities, limited in respect of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities (other than securities of other regulated investment companies) of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

Additional Risk Factors
The Incentive Fee may create an incentive for the Adviser to cause the Fund to make investments that are riskier or more speculative than those that might have been made in the absence of the Incentive Fee. In addition, the application of the Incentive Fee may not correspond to a particular shareholder’s experience in the Fund because aggregate cumulative appreciation is calculated on an overall basis allocated equally to each outstanding share. The Incentive Fee is accrued daily as a liability of the Fund and so reduces the net asset value of all shares.

Shares of the Fund are not traded on any securities exchange or other market and, except for certain circumstances, are subject to substantial restrictions on transfer. Although the Fund may make monthly offers to repurchase its shares, there can be no assurance that the Fund will repurchase all shares that are tendered by a shareholder in connection with any repurchase offer.

The Fund has a limited operating history upon which investors can evaluate its performance, and the Adviser has not served as investment adviser to other registered investment companies. (See “Additional Risk Factors — Limited Operating History.”)

The Fund may, from time to time, invest in certain derivative instruments, such as forward contracts, total return swaps, forward currency exchange contracts, options on stock indices and structured-equity notes. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. The use of derivatives also exposes the Fund to counterparty credit risk, leverage risk and liquidity risk, among others. (See “Additional Risk Factors — Derivatives Risk.”)

In light of the foregoing risks, an investment in shares of the Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

No guarantee or representation is made that the investment program of the Fund will be successful or that the Fund will achieve its investment objective.

Potential Conflicts of Interest
The investment activities of Adviser and its affiliates for their own accounts and for other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund. (See “Potential Conflicts of Interest.”)
Distribution Policy
Dividends will be paid annually on the shares in amounts representing substantially all of the Fund’s net investment income, if any, earned each year. Payments on shares will vary in amount depending on investment income received and expenses of operation. It is likely that many of the companies in which the Fund invests will not pay any dividends, and this, together with the Fund’s relatively high expenses, means that the Fund is unlikely to have income or pay dividends. The Fund is not a suitable investment if you require regular dividend income. Dividends and capital gain distributions to shareholders will be automatically reinvested unless the Fund is otherwise instructed by the shareholder through its broker, dealer or other financial intermediary.
Taxation
The Fund has elected to be treated as a “Regulated Investment Company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund will generally not be subject to federal income tax on its taxable income and gains that it distributes to shareholders. The Fund intends to distribute its income and gains in a way that it will not be subject to a federal excise tax on certain undistributed amounts. Fund dividends and capital gains distributions, if any, are taxable to most investors and will be taxable whether or not they are reinvested in shares of the Fund. (See “Certain Tax Matters” and, in the SAI, “Tax Aspects.”)
Reports to Shareholders
As soon as practicable after the end of each taxable year, the Fund furnishes to shareholders such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law.

The Fund sends unaudited semi-annual and audited annual reports to shareholders within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

Term
The Fund’s term is perpetual, except that the Fund may be terminated as provided in the Amended and Restated Declaration of Trust of the Fund.
Fiscal Year
The Fund’s fiscal year ends on each September 30. The Fund’s tax year for federal income tax purposes also ends on each September 30.
Administrator
UMB Fund Services, Inc. (“UMB Fund Services”), located at 235 W Galena Street, Milwaukee, WI 53212, serves as the Fund’s administrator and provides various administrative and accounting services necessary for the operations of the Fund.

Custodian and Escrow Agent
UMB Bank, N.A., located at 1010 Grand Boulevard, Kansas City, Missouri, 64106, serves as the custodian for the Fund’s assets and is responsible for maintaining custody of the Fund’s cash and investments and for retaining sub-custodians to maintain custody of foreign securities held by the Fund. Additionally, the Prime Broker custodies cash proceeds from Fund securities sold short.

UMB Bank, N.A. also serves as escrow agent (in such capacity, the “Escrow Agent”) with respect to subscription monies received from prospective investors in advance of dates when Shares may be subscribed for and monies may be transmitted to the Fund, as well as with respect to monies received from the Fund in advance of dates when Shares may be tendered to the Fund and monies may be transmitted to the tendering Shareholders. Amounts received from prospective investors in the Fund (in the case of subscriptions) and amounts received from the Fund (in the case of tender offers) will be held in a non-interest bearing escrow account pending the transmission to the Fund or tendering Shareholders, as the case may be. If an investor’s subscription is not accepted, the Escrow Agent will return the subscription monies to such investor.

UMB Bank, N.A. is an affiliate of UMB Fund Services, Inc.

Transfer Agent
UMB Fund Services, Inc. also serves as transfer agent and registrar with respect to shares of the Fund.
Legal Counsel
Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as U.S. legal counsel to the Fund. The firm does not represent potential investors with respect to their investment in the Fund.

SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that the Fund expects to incur and that shareholders can expect to bear.

	Class A Shares	Class I Shares
Shareholder Transaction Expenses

Maximum Sales (Load) (as a percentage of offering price)(1)	3.00%	None

Annual Expenses (as a percentage of net assets attributable to shares)

Management Fee(2)	1.50%	1.50%
Incentive Fee(3)	0	0
Distribution and Shareholder Servicing Fees(4)	0.50%	None
Acquired Fund Fees and Expenses(5)	0.04%	0.04%
Expenses on Securities Sold Short(6)	0.06%	0.06%
Other Expenses(7)	5.35%	5.35%
Total Annual Fund Operating Expenses (excluding the Incentive Fee)	7.45%	6.95%
Less: Amount Paid or Absorbed Under Expense Limitation Agreement(2)	(4.60)%	(4.60)%
Net Annual Expenses(2)	2.85%	2.35%
1)	Class I shares are not subject to a sales load. In connection with initial and additional investments, investors in Class A shares may be charged a sales load of up to 3% of the amounts transmitted in connection with their purchases of shares. (See “The Offering — Plan of Distribution.”)
2)	The amount shown was absorbed by the Adviser pursuant to an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”). Under the Expense Limitation Agreement, the Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses, but excluding Distribution and Shareholder Servicing Fees, expenses on securities sold short, acquired fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund), to the extent necessary to limit the ordinary operating expenses of each class of shares of the Fund to 2.25% per annum of the average monthly net assets of such class of shares (the “Expense Limitation”). The Expense Limitation Agreement is in effect for at least one year and will remain in effect thereafter until terminated by the Fund. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund will carry forward the amount of expenses paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund’s ordinary operating expenses to exceed the Expense Limitation in effect at the time the expense was paid or absorbed.
3)	The Fund pays the Adviser a performance-based Incentive Fee promptly after the end of each fiscal year of the Fund. The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 20% of the amount by which the Fund’s net profits for all Fiscal Periods (as defined herein) ending within or coterminous with the close of such fiscal year exceed the balance of the loss carryforward account, without duplication for any Incentive Fees paid during such fiscal year. The Fund also pays the Adviser the Incentive Fee in the event a Fiscal Period is triggered in connection with a share repurchase offer by the Fund. In such event, only that portion of the Incentive Fee that is proportional to the Fund’s assets paid in respect of such share repurchases (not taking into account any proceeds from contemporaneous issuance of shares of the Fund, by reinvestment of dividends and other distributions or otherwise) will be paid to the Adviser for such Fiscal Period. For purposes of determining the Fund’s net asset value, the Incentive Fee is calculated and accrued daily as an expense of the Fund (as if each day is the end of a fiscal year). (See “Fees and Expenses — Incentive Fee.”)
The Incentive Fee shown in the table reflects actual Incentive Fees paid for the period December 1, 2014 (commencement of operations) through September 30, 2015 and thus reflects only performance of the Fund for the period noted above. During this period, there was no Incentive Fee paid by the Fund to the Adviser. As described above, the Incentive Fee varies based on the Fund’s performance for each Fiscal Period. For example, if the Fund were to have flat or negative performance in a given year, the amount shown for Incentive Fee would be zero. Accordingly, the fee shown in the table is not in any way intended to predict the future performance of the Fund nor does it predict the level of future Incentive Fees to be paid, if any.
4)	Class I shares are not subject to such ongoing distribution and shareholder servicing fees. Class A shares of the Fund are subject to ongoing distribution and shareholder servicing fees to compensate Selling Agents for selling shares of the Fund, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. These fees are accrued daily as an expense of the Fund and paid monthly in an amount not to exceed, in the aggregate, 0.50% (on an annualized basis) of the net asset value of Class A shares of the Fund. (See “Fees and Expenses — Distribution and Shareholder Servicing Fees.”)
5)	Acquired Fund Fees and Expenses represents the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expense to average net assets appearing in the Financial Highlights tables, which do not include the Acquired fund Fees and Expenses.

6)	The Fund may effect short sales of securities for both capital appreciation and for hedging purposes. “Expenses on Securities Sold Short” shown in the table reflects an estimate of net expenses to be incurred (after credit for any interest earned) by the Fund in effecting short sales during the current fiscal year based on actual “expenses on securities sold short” incurred during the last fiscal period. “Expenses on Securities Sold Short” is based on the Adviser’s historical experience in implementing an investment strategy substantially similar to that of the Fund. However, this amount may vary in the current fiscal year and going forward, depending on whether the securities the Fund sells short pay dividends, the size of any such dividends and the amount of interest expenses on short sales paid to a broker when the proceeds of the short sale are released to the Fund. Due to limitations imposed by the 1940 Act and operational requirements, the Fund generally expects that no more than 50 percent of its total assets would be represented by short sales.
7)	“Other Expenses” shown in the table reflects an estimate of all expected ordinary expenses for the current fiscal year based on actual “other expenses” incurred during the last fiscal period. The Fund’s annual expense ratio will increase or decrease over time as the Fund’s asset level decreases or increases, respectively, and as actual Fund expenses may vary.
	1 Year	3 Years	5 Years	10 Years
Class I:	$29	$161	$288	$584

Class A:

You would pay the following expenses (including the Incentive Fee) on a $1,000 investment, assuming a 5% annual return and a sales load of 3%:	$62	$197	$325	$618

You would pay the following expenses (including the Incentive Fee) on a $1,000 investment, assuming a 5% annual return (without a sales load):	$33	$172	$304	$606

The example above is based on the fees and expenses set forth above and assumes that the Expense Limitation Agreement remains in effect for one year only (although it has an indefinite term), and also reflects the maximum 3% sales load that may be assessed on a $50,000 investment in the Fund.

The example includes the payment of the Incentive Fee and assumes that the Fund’s annual return is 5%. The Incentive Fee is calculated based on the Fund’s net profit, which is generally determined by calculating the amount by which the net assets of the Fund as of the end of a Fiscal Period exceeds the net assets as of the beginning of the Fiscal Period (excluding increases or decreases of net assets associated with share issuances, repurchases or dividends or other distributions), subject to reduction for prior period losses of the Fund that have not been offset by subsequent net profits. As a result, the dollar amounts in the example could be significantly higher if the Fund’s actual rate of return exceeds 5%.

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown in the example. For a more complete description of the various costs and expenses, see “Fees and Expenses.” Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help an investor understand the Fund’s performance for the period from December 1, 2014 (commencement of operations) through September 30, 2015. The Fund’s audited financial statements for the period from December 1, 2014 (commencement of operations) through September 30, 2015 are included in the SAI. The SAI is available upon request.

For the Period December 1, 2014 (commencement of operations) through September 30, 2015
Per share income and capital changes for a share outstanding throughout the period.

Per Share Operating Performance:
Issuance of shares	$10.00
Change in net assets from operations:
Net investment loss	(0.11)
Net realized and unrealized loss on investments, foreign currency translations and securities sold short	(0.67)
Total change in net assets from operations	(0.78)
Net asset value, end of year	$9.22

Total return before incentive fees	(7.80)%[1]
Incentive fees	—
Total return after incentive fees	(7.80)%[1]

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$10,159

Ratio of expenses to average net assets:
Before fee waivers/reimbursement of expenses, inclusive of short dividend expense	6.91%[2]
After fee waivers/reimbursement of expenses, inclusive of short dividend expenses	2.31%[2]
Before fee waivers/reimbursement of expenses, exclusive of short dividend expense	6.85%[2]
After fee waivers/reimbursement of expenses, exclusive of short dividend expenses	2.25%[2]
Ratio of net investment loss to average net assets	(1.40)%[2]

Portfolio turnover rate	39%[1]
1)	Not annualized.
2)	Annualized for period less than one year, with the exception of non-recurring organizational costs.
*	The Fund’s inception date was December 1, 2014. Prior to December 1, 2014 the Fund had been inactive except for matters related to the Fund's establishment, designation and planned registration.

PRINCIPAL RISK FACTORS

Corsair Opportunity Fund (the “Fund”) is a speculative investment and an investment in the Fund’s shares of beneficial interest (“shares”) entails substantial risks. There can be no assurance that the Fund’s investment objective will be achieved. In particular, the Fund’s active trading and short sales can, in certain circumstances, result in significant losses to investors who purchase shares (“shareholders”).

General

All securities investments risk the loss of capital. Shareholders may experience a significant decline in the value of their investment. Prospective shareholders should invest only if they can sustain a complete loss of their investment. To the extent that the Fund makes substantial investments in securities of a single issuer or issuers in a single industry sector, the risk of any investment decision is increased. In addition, the value of the Fund’s investments can be reduced by unsuccessful investment strategies, poor selection of equity securities, poor economic growth, pronounced market volatility, and political, regulatory and legal developments. Further, the Fund’s use of leverage (directly through borrowings) or short sales can result in significant losses to the Fund. Shareholders could lose some or all of their investment.

General economic or market conditions may adversely affect the investments made by the Fund. In addition, a downturn or contraction in the global economy or in the capital markets, or in certain industries or geographic regions thereof, may restrict the availability of suitable investment opportunities for the Fund and/or the opportunity to liquidate any such investments, each of which could prevent the Fund from meeting its investment objective. A general economic downturn could also result in the diminution or loss of the investments made by the Fund. At the same time, market conditions could also increase the number of shares requested for repurchase by the Fund.

Consequences of a severe worldwide economic downturn that may adversely affect the Fund include, among other things:

•	A potential lack of available credit, lack of confidence in the financial sector and reduced business activity, all which could materially and adversely affect the Fund and economic conditions generally. For example, the Fund may offer to repurchase a certain percentage of its outstanding shares each month. The erosion of confidence in the financial sector, and further deterioration of the financial markets and economic conditions generally, could lead to larger numbers of shareholders tendering their Fund shares for repurchase. This could result in a general decline in the Fund’s asset base over time, thus hampering the Fund’s ability to effectively invest its capital to achieve its investment objective. (See “Repurchase Offers — Consequences of Repurchase Offers.”) The longer these conditions persist, the greater the probability that these factors could have an adverse effect on the Fund’s financial results and continued viability;
•	a significant decline in the equity markets which may reduce the value of the Fund’s portfolio securities; and
•	the possibility that utilizing short-selling transactions and hedging strategies of the type the Fund may use might not perform as intended or expected, resulting in higher realized losses and unforeseen cash needs. In addition, these transactions depend on the performance of various counterparties. Due to the challenging conditions in the financial markets, these counterparties may fail to perform, thus rendering the Fund’s transactions ineffective, which would likely result in significant losses to the Fund.

Active Management Risk

The Fund’s investment program emphasizes active management of the Fund’s portfolio. Consequently, the Fund’s portfolio turnover and brokerage commission expenses may exceed those of other investment companies, and the Fund could underperform its benchmark indices and/or other funds with similar investment objectives. The Fund may fail to achieve its investment objective and you may lose money.

Risk of Equity Securities

The Fund primarily invests in publicly-traded “equity securities,” which, for these purposes, means common and preferred stocks (including initial public offerings or “IPOs”), convertible securities, stock options (covered call and put options), warrants and rights. Thus, the value of the Fund’s portfolio will be affected by daily movements in the prices of equity securities. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Individual companies may report poor results or be negatively affected by industry, regulatory and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, stock markets can be volatile at times, and stock prices can change drastically. This market risk will affect the Fund’s share price, which will fluctuate as the values of the Fund’s investment securities and other assets change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time.

In addition, special risks are associated with investments in IPO securities including a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies in IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospect of achieving them. (See “Principal Risk Factors — Market Capitalization Risk.”)

Convertible securities also carry unique risks. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). Therefore, the investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security is increasingly influenced by its conversion value. A convertible security generally sells at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income or preferred security, as applicable.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

With respect to stock options, the sale of a covered call option exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security (owned by the Fund) or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. The sale of a covered put option exposes the Fund during the term of the option to a decline in price of the underlying security while depriving the Fund of the opportunity to invest the cash or liquid securities that are required to be placed in a segregated account in order to engage in a covered put option. In addition, when options are purchased over-the-counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. These options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Fund may also include options on baskets of specific securities.

Finally, warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the value of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Risk of Preferred Stock

Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. Preferred stock also may carry similar risks to an issuer’s equity securities and, in some cases, its debt securities.

Risk of Net-Long Bias

The Fund’s portfolio operates with a “net-long bias,” i.e., the dollar value of long positions in the portfolio exceed the dollar value of short positions. As a result, in a declining equity market environment, operating with a net-long bias could subject the Fund’s portfolio to more downside volatility than would be the case if the Fund’s portfolio had greater short exposure.

Risk of Short Sales

The Fund may seek capital appreciation by effecting short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. For example, the Fund may “short” a security of a company if the Adviser believes the security is over-valued in relation to the issuer’s prospects for earnings growth. In addition, the Fund may attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Adviser believes possess volatility characteristics similar to those being hedged.

To effect a short sale, the Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. Thus, short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Positions in stocks sold short are more risky than long positions (purchases) in stocks because the maximum loss on a stock purchased is limited to the amount paid for the stock plus the transactions costs, where in the case of a short sale, there is no limit on the loss that may be incurred. Moreover, the amount of any gain achieved through a short sale will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale. There is a risk that the borrowed securities would need to be returned to the brokerage firm on short notice. If a request for return of securities occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur, and the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short with purchases on the open market, possibly at prices significantly in excess of the price at which the securities were sold short. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Short selling may exaggerate the volatility of the Fund’s investment portfolio. Short selling may also produce higher than normal portfolio turnover and may result in increased transaction costs to the Fund. In addition, the Fund, as a result of certain short sale transactions, may recognize short term capital gain, which will be passed through to investors as ordinary income. (See “Certain Tax Matters — Taxation of Short Sales.”)

The Fund may also make short sales against-the-box, in which it sells short securities it owns or has the right to obtain without payment of additional consideration. If the Fund makes a short sale against-the-box, it will be required to set aside securities equivalent in-kind and amount to the securities sold short (or securities convertible or exchangeable into those securities) and will be required to hold those securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box.

When effecting short sales of securities, the Fund will receive a dollar amount (the “net short proceeds”) equal to the value of the securities sold short and will deposit and retain such net short proceeds with the brokerage firm through which it effected the short sale transactions (a “Prime Broker”). Currently, the Fund’s Prime Broker is UBS Securities, LLC. The Fund may retain one or more additional Prime Brokers. Because the Fund effects short sales as part of its principal investment strategy, the short proceeds deposited with the Prime Broker could represent a material portion of the Fund’s total assets. This may expose the Fund to significant risks or difficulty in obtaining access to its assets in the event of the default or bankruptcy of a Prime Broker. The Adviser will monitor regularly the creditworthiness of a Prime Broker.

Market Capitalization Risk

The Adviser will invest the Fund’s assets in equity securities without regard to the issuer’s market capitalization. Accordingly, the Fund may invest significantly in the stocks of companies having smaller market capitalizations, including mid-cap and small-cap stocks. The stocks of these companies often have less liquidity than the stocks of larger companies and these companies frequently have less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than the stocks of larger companies.

Canadian Issuer Risk

Investments in Canadian issuers subject the Fund to the additional economic risks specific to Canada. The United States is Canada’s largest trading and investment partner, and the Canadian economy is significantly affected by developments in the U.S. economy. Any downturn in U.S. economic activity is likely to have an adverse impact on the Canadian economy. Among other things, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States, European Union (the “EU”) countries and China. Canada is susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have an adverse impact on the Canadian economy. As such, the Fund is subject to these risks to a much greater degree than funds that do not invest materially in Canadian issuers.

Foreign Investment Risk

The Fund may invest in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts (“ADRs”), that represent indirect interests in securities of foreign issuers. Securities of foreign issuers in which the Fund may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. The Adviser defines “foreign issuers” as companies that derive a majority of their revenue or profits from foreign businesses, investments or sales, or that have a substantial portion of their operations or assets abroad. Since there are companies that may be legally organized or have principal offices located in the U.S. that derive a majority of their revenue or profits from foreign businesses, investments or sales, or that have a substantial portion of their operations or assets abroad, such companies are also considered to be “foreign issuers” for these purposes.

Risk factors affecting foreign investments include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of the Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in U.S. securities.

Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain of the Fund’s foreign currency denominated portfolio securities irrespective of the performance of the underlying investment. In addition, the Fund may incur costs in connection with conversion between various currencies. The Fund may also invest in companies located in, or doing business in, emerging or less developed countries. These investments are typically subject to the foregoing risks to a much greater degree than investments in developed countries and thus, investments in less developed countries could potentially increase volatility of the Fund’s net asset value.

Special Situations/Event-Related Positions Risk

The Fund may invest in companies involved in (or which are the target of) acquisition attempts or takeover or tender offers or mergers or companies involved in work-outs, liquidations, demergers, spin-offs, reorganizations, bankruptcies, share buy-backs and other capital market transactions or “special situations.” The level of analytical sophistication necessary for a successful investment in companies experiencing significant business and financial distress is unusually high. There is no assurance that the Adviser will correctly evaluate the nature and magnitude of the various factors that could, for example, affect the prospects for a successful reorganization or similar action. There exists the risk that the transaction in which such business enterprise is involved either will be unsuccessful, take considerable time or will result in a distribution of cash or a new security the value of which will be less than the purchase price of the security or other financial instrument in respect of which such distribution is received. Acquisitions sometimes fail because the U.S. government, the EU or some other governmental entity does not approve of aspects of a transaction due to anti-trust concerns, tax reasons, subsequent disagreements between the acquirer and target as to management transition or corporate governance matters or changing market conditions. Similarly, if an anticipated transaction does not in fact occur, or takes more time than anticipated, the Fund may be required to sell its investment at a loss. As there may be uncertainty concerning the outcome of transactions in which the Fund may invest, there is potential risk of loss by the Fund of its entire investment in such companies. In some circumstances, investments may be relatively illiquid making it difficult to acquire or dispose of them at the prices quoted on the various exchanges. Accordingly, the Fund’ ability to respond to market movements may be impaired and consequently the Fund may experience adverse price movements upon liquidation of its investments, which may in turn adversely affect the Fund. Settlement of transactions may be subject to delay and administrative uncertainties. An investment in securities of a company involved in bankruptcy or other reorganization and liquidation proceedings ordinarily remains unpaid unless and until such company successfully reorganizes and/or emerges from bankruptcy, and the Fund may suffer a significant or total loss on any such investment during the relevant proceedings.

Investing in securities of companies in a special situation or otherwise in distress requires active monitoring by the Adviser of such companies and may, at times, require active participation by the Fund (including by way of board membership or corporate governance oversight), in the management or in the bankruptcy or reorganization proceedings of such companies. Such involvement may restrict the Fund’s ability to trade in the securities of such companies. It may also prevent the Fund from focusing on matters relating to other existing investments or potential future investments of the Fund. In addition, as a result of its activities, the Fund may incur additional legal or other expenses, including, but not limited to, costs associated with conducting proxy contests, public filings, litigation expenses and indemnification payments to the investment manager or persons serving at the investment manager’s request on the boards of directors of companies in which the Fund has an interest. The occurrence of any of the above events may have an adverse effect on the performance of the Fund and consequently on the returns to investors.

Money Market Fund Risk

An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the Fund to lose money by investing in money market funds, and, in addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests. The Fund will also be exposed to the investment risks of the money market fund. Given the Fund’s opportunistic investment strategy, the Fund may hold a significant amount of interests in money market funds. During periods of rising markets, these holdings may adversely impact the Fund’s performance relative to a more fully invested portfolio.

U.S. Government Securities Risk

While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. Given the Fund’s opportunistic investment strategy, the Fund may hold a significant amount of U.S. Government Securities. During periods of rising markets, these holdings may adversely impact the Fund’s performance relative to a more fully invested portfolio.

Non-Diversified Status

The Fund is a “non-diversified” investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the portion of the Fund’s assets that may be invested in the securities of any one issuer. The portfolio of the Fund may therefore be subject to greater risk than the portfolio of a similar fund that diversifies its investments.

ADDITIONAL RISK FACTORS

The Incentive Fee

The Incentive Fee (as described below) may create an incentive for the Adviser to cause the Fund to make investments that are riskier or more speculative than those that might have been made in the absence of the Incentive Fee. In addition, the Adviser may time investments in order to maximize income under the Incentive Fee. While the board of trustees of the Fund (the “Board”) does not monitor specific investment decisions by the Adviser and the particular timing of individual investment decisions as they relate to the Incentive Fee, the Board, as part of its fiduciary duties and responsibilities under the 1940 Act (relating to future determinations as to whether to renew the investment advisory agreement with the Adviser), expects to consider whether the Incentive Fee is fair and reasonable.

The Incentive Fee is accrued daily as a liability of the Fund and so reduces the net asset value of all shares. The repurchase price received by a shareholder whose shares are repurchased in a repurchase offer will reflect an Incentive Fee accrual if the Fund has experienced positive performance through the date of repurchase. However, the Fund will not accrue an Incentive Fee for any period unless it has fully recovered any cumulative losses from prior fiscal periods. This is sometimes known as a “high water mark.” An Incentive Fee accrual may subsequently be reversed if the Fund’s performance declines. No adjustment to a repurchase price will be made after it has been determined.

Unlike a traditional high water mark incentive fee structure, the Incentive Fee is paid based on a loss carryforward account for the Fund as a whole and not loss carryforward accounts for each individual shareholder. This means that a shareholder is subject to the Incentive Fee as reflected in the net asset value of his or her shares, so long as the Fund did not have a positive balance in its loss carryforward account and had positive net profits at the end of a Fiscal Period. For example, if the Fund had positive performance for a Fiscal Period, but a shareholder invested in the Fund during a part of that Fiscal Period where the Fund had negative performance and the net asset value of his or her shares declined by the end of the Fiscal Period, then the shareholder would still be subject to the Incentive Fee reflected in the net asset value of the Fund’s shares (assuming the Fund did not have a positive balance in its loss carryforward account). In addition, when the Fund issues additional shares, the loss carryforward benefit to which the Fund (and thus existing shareholders) is entitled will be diluted, as the per-share amount of cumulative losses is reduced, even though the same dollar amount of cumulative losses exists. A shareholder’s per-share amount of cumulative losses in a traditional high water mark incentive fee structure would not suffer dilution upon the issuance of additional shares because there would be a loss carryforward account tracking that particular shareholder’s cumulative losses, and not the Fund’s as a whole.

Whenever shares are repurchased in a repurchase offer, or the Fund pays a dividend or a distribution, the amount of any cumulative loss will be reduced in proportion to the reduction in the Fund’s assets paid in respect of such repurchase or in respect of such dividend or distribution. For example, if the Fund has a cumulative loss of $5 million, and 5% of the Fund’s shares are repurchased in a repurchase offer (meaning that 5% of the Fund’s assets are paid out to tendering shareholders), then the amount of the cumulative loss will be reduced by 5% (or $250,000) to $4,750,000. Under this scenario, the Fund will not accrue an Incentive Fee until it recovers the cumulative loss of $4,750,000. However, as described above, the amount of any cumulative loss incurred by the Fund will not be increased by any sales of shares (including shares issued as a result of the reinvestment of dividends and distributions). Consequently, as the number of outstanding shares increases, the per-share amount (but not the dollar amount) of a cumulative loss will be reduced. As a result, if a shareholder does not reinvest its distributions, the benefits that such shareholder would receive from a cumulative loss (if any) will be diluted. This means that an investor’s investment may bear a higher percentage Incentive Fee than it otherwise would. (See “Additional Risk Factors — Repurchase Offers,” “Fees and Expenses — Incentive Fee,” and “Repurchase Offers — Consequences of Repurchase Offers.”)

The application of the Incentive Fee may not correspond to a particular shareholder’s experience in the Fund because aggregate cumulative appreciation is calculated on an overall basis allocated equally to each outstanding share. For example, a shareholder may acquire shares after the Fund’s trading has resulted in a cumulative loss. If so, that shareholder’s shares will not be subject to having their net asset value reduced by the Incentive Fee until sufficient gains have been achieved to exceed such losses, despite the fact that all gains allocated to such shares from the date of purchase will constitute aggregate cumulative appreciation in respect of such shares. Conversely, the shares which had been outstanding when such losses were incurred may be subject to having their net asset value reduced by the Incentive Fee, even though the net asset value per share is below the net asset value at which such shares were issued. In addition, when shares are issued at a net asset value reduced by the accrued Incentive Fee and such accrued Incentive Fee is subsequently reversed due to trading losses, the reversal will be allocated equally among all outstanding shares (increasing the net asset value per share), including those shares whose purchase price had not itself been reduced by the accrued Incentive Fee being reversed.

Very few investment advisers to registered investment companies receive an incentive fee similar to that to which the Adviser is entitled. However, the Incentive Fee is comparable to performance-based fees charged by private funds. While the Board does not monitor specific investment decisions by the Adviser and the particular timing of individual investment decisions as they relate to the Incentive Fee, the Board, as part of its fiduciary duties and responsibilities under the 1940 Act (relating to future determinations as to whether to renew the investment advisory agreement with the Adviser), will consider whether the Incentive Fee is fair and reasonable.

Leverage & Borrowings Risk

The Fund’s investment program may involve the use of leverage by borrowing money to purchase securities. The practice of leveraging by borrowing money is speculative and involves certain risks. Because short sales involve borrowing securities and then selling them, the Fund’s short sales have the additional effect of leveraging the Fund’s assets.

Purchasing equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security’s value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions. This involves the transfer by the Fund of the underlying security to a counterparty in exchange for cash proceeds based on a percentage (which can be as high as 95% to 100%) of the value of the debt instrument and, as described below, constitutes indebtedness subject to limitations of the Investment Company Act of 1940, as amended (the “1940 Act”). Borrowings by the Fund (which do not include short and derivative transactions) will not exceed 33 1∕3 percent of the Fund’s total assets.

Although leverage can increase investment returns if the Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment returns if the Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the impact of changes in the value of investments held by the Fund on the Fund’s net asset value and thus can increase the volatility of the Fund’s net asset value per share. In the event that the Fund’s portfolio investments decline in value, the Fund could be subject to a “margin call” and will be required to deposit additional collateral with the lender or suffer mandatory liquidation of securities pledged as collateral for its borrowings. In the event of a sudden, precipitous drop in value of the Fund’s assets, the Fund might not be able to liquidate assets quickly enough to pay off its borrowing. Leverage also creates interest expense that may lower the Fund’s overall returns. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The 1940 Act requires the Fund to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Fund incurs the indebtedness (the “Asset Coverage Requirement”). This means that the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness), measured at the time the Fund incurs the indebtedness. The staff of the Securities and Exchange Commission’s Division of Investment Management (the “SEC Staff”) takes the position that short sales of securities, reverse repurchase agreements, use of margin, sales of put and call options on specific securities or indices, investments in certain other types of instruments (including certain derivatives such as swap agreements), and the purchase and sale of securities on a when-issued or forward commitment basis, may be deemed to constitute indebtedness subject to the Asset Coverage Requirement.

The SEC Staff has stated, however, that it will not deem a portfolio position involving these instruments to be subject to the Asset Coverage Requirement if an investment company “covers” its position by segregating liquid securities on its books or in an account with its custodian in amounts sufficient to offset the liability associated with the position. Generally, in conjunction with portfolio positions that are deemed to constitute senior securities, the Fund must: (1) observe the Asset Coverage Requirement; (2) maintain daily a segregated account in cash or liquid securities at such a level that the amount segregated plus any amounts pledged to a broker as collateral will equal the current value of the position; or (3) otherwise cover the portfolio position with offsetting portfolio securities. Segregation of assets or covering portfolio positions with offsetting portfolio securities may limit the Fund’s ability to otherwise invest those assets or dispose of those securities. With respect to “covering” a total return swap or other cash settled derivatives transaction, the Fund may set aside liquid assets in an amount equal only to the Fund’s net payment obligation, marked to market daily, rather than the notional value of the transaction (which will allow the Fund to employ a greater amount of leverage in connection with its investment program).

In order to obtain “leveraged” market exposure in certain investments and to increase the overall return to the Fund of various investments, the Fund may purchase options and other synthetic instruments that do not constitute “indebtedness” for purposes of the Asset Coverage Requirement. These instruments may nevertheless involve significant economic leverage and therefore may, in some cases, involve significant risks of loss. (See “Special Investment Instruments and Techniques” in the Fund’s statement of additional information (“SAI”).)

U.S. federal legislation has recently been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions.

There is no guarantee that a leveraging strategy will be successful.

Repurchase Offers

The Fund expects to offer to purchase only a portion of its shares each month, and there is no guarantee that investors will be able to sell all of their shares that they desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of shares tendered by each shareholder. The potential for pro-ration may cause some investors to tender more shares for repurchase than they wish to have repurchased. (See “Repurchase Offers — Repurchase Procedures.”)

The Fund’s repurchase policy may have the effect of decreasing the size of the Fund over time from what it otherwise would have been. It may, therefore, force the Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to the Fund and cause its expense ratio to increase.

The Incentive Fee is accrued as an expense of the Fund daily and thus reduces the net asset value of all shares. The repurchase price received by an investor whose shares are repurchased in a monthly repurchase offer will therefore reflect an accrual for the Incentive Fee if the Fund has experienced an increase in net assets due to investment operations from the beginning of the fiscal period through the date of repurchase. However, that Incentive Fee accrual may subsequently be reversed if the Fund’s performance declines. No adjustment to a repurchase price will be made after it has been fixed. (See “Repurchase Offers — Consequences of Repurchase Offers.”)

The Adviser expects that, under the procedures applicable to the repurchase of shares, shares will generally be valued for purposes of determining their repurchase price as of a date at least 45 days after the date by which shareholders must submit a repurchase request. The value of shares can change significantly between this repurchase request deadline and the pricing date for the repurchase offer, i.e., 45 days later on the last business day of the applicable calendar month. (See “Repurchase Offers — Repurchase Procedures.”)

Derivatives Risk

In addition to its principal investment strategies, the Fund may, from time to time, invest in certain derivative instruments (in addition to the options described under “Investment Program — Investment Objective and Policies: Principal Investment Strategies and Methodology), such as forward contracts, total return swaps, forward currency exchange contracts, options on stock indices and structured-equity notes. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies.

Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically expose the Fund to the following additional risks:

•	Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt, insolvent, enters administration, liquidates or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

•	Correlation risk is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.
•	Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the Adviser would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or forgoing another, more appealing investment opportunity.
•	Pricing risk is the risk that derivative instruments may be difficult to value.
•	Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

When the Fund enters into transactions in derivatives that create potential future payment obligations, it will segregate liquid assets, or otherwise “cover” these transactions as necessary to comply with provisions of the 1940 Act relating to the issuance of senior securities and the use of leverage as interpreted by the SEC and its staff. For example, with respect to a derivatives transaction that does not cash settle, the Fund sets aside liquid assets in an amount equal to the notional value of the transaction. With respect to cash-settled derivatives transactions, the Fund may set aside liquid assets in an amount equal only to the Fund’s net payment obligations, marked to market daily, rather than the notional value of the transaction (which will allow the Fund to employ a greater amount of leverage in connection with its investment program). The Fund’s policies with respect to segregation of assets may be modified in the future as may be permitted or required by applicable regulations and interpretations of the SEC or its staff.

Limited Operating History

The Fund (which commenced operations on December 1, 2014) has a limited operating history upon which investors can evaluate its performance, and the Adviser has never before served as the investment adviser to a registered investment company. However, although the Adviser has not served as an investment adviser to other registered investment companies, it serves as a subadviser to one or more other registered investment companies. In addition, the Adviser, including the Portfolio Managers, manages investment funds and accounts that have investment programs that are substantially similar to the investment program of the Fund. (See “Performance Information” and “Management of the Fund.”)

Liquidity Risks

The Fund has no plans to list its shares on any securities exchange, and there is no assurance that any secondary market will develop for the Fund’s shares. Shares may be held only through a Selling Agent. Shareholders will be unable to redeem shares on a daily basis because the Fund is a closed-end fund. Although the Fund may make monthly offers to repurchase its shares, a shareholder may not be able to liquidate its investment in the Fund within a timeframe suitable to that shareholder. (See “Repurchase Offers.”) In addition, shares are subject to transfer restrictions that permit transfers only to persons who are Qualified Investors (as defined herein), unless the transfer is by gift or bequest, or pursuant to an agreement relating to a legal separation or divorce, and to accounts with a Selling Agent. Selling Agents may require substantial documentation in connection with a requested transfer of shares, and shareholders should not expect that they will be able to transfer shares at all. Attempted transfers may require a substantial amount of time to effect. Shares of the Fund may not be exchanged for shares of any other fund. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment.

Regulatory Risk

Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment. Recent legal and regulatory changes, and additional legal and regulatory changes in the future, may substantially affect over-the-counter derivatives markets and such changes may impact the Fund’s use of such instruments, to the extent such instruments are used by the Fund. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, introduces a variety of new restrictions on the securities markets and imposes additional regulations on the trading of over-the-counter derivatives and swaps. The full effect of this and future legislation cannot yet be known.

Market Disruption and Geopolitical Risk

The Fund is subject to the risk that geopolitical events may disrupt securities markets and adversely affect global economies and markets generally. War, terrorism and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events, as well as other changes in foreign and domestic political and economic conditions could also adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments. At such times, the Fund’s exposure to the risks described elsewhere in this Prospectus can increase and it may be difficult for the Fund to implement its investment program for a period of time.

Potential Conflicts of Interest

The investment activities of the Adviser for its own accounts and for other accounts it manages (collectively, “Other Accounts”) may give rise to conflicts of interest that may disadvantage the Fund. The Fund has no interest in these other activities of the Adviser and its affiliates. As a result of the foregoing, the persons that manage the Fund’s investments and their associated investment firms and their affiliates: (i) will be engaged in substantial activities other than on behalf of the Adviser and the Fund, (ii) may have differing economic interests in respect of such activities, and (iii) may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts. Such persons will devote only so much of their time to the management of the Fund’s investments as in their judgment is necessary and appropriate.

There may be circumstances under which the Adviser will cause one or more of its Other Accounts to commit a different percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Fund’s assets. There also may be circumstances under which the Adviser will consider participation by the Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa. The Adviser will not purchase securities or other property from, or sell securities or other property to, the Fund.

When the Adviser determines that it would be appropriate for the Fund and one or more Other Accounts, respectively, to participate in an investment opportunity at the same time, orders will be aggregated, placed and allocated on a basis believed to be fair and equitable, consistent with the Adviser’s responsibilities under the Advisers Act and the 1940 Act and its own internal procedures. Transactions in which the Fund and Other Accounts participate at the same time are expected to involve only publicly-traded securities.

THE FUND

The Fund is registered under the 1940 Act as a non-diversified, closed-end management investment company. The Fund was organized under a Certificate of Trust on June 19, 2014 in the State of Delaware and commenced operations on December 1, 2014. The Fund’s principal office is located at 366 Madison Avenue, 12th Floor, New York, New York 10017, and its telephone number is (212) 949-3000. Corsair Capital Management, L.P., a Delaware limited partnership that is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940 (the “Advisers Act”), serves as the investment adviser of the Fund (the “Adviser”). The Adviser is controlled by its general partner, Corsair Capital Management GP, L.L.C. (the “General Partner”), and Jay R. Petschek and Steven Major, each a managing member of the General Partner and Principal and Co-Portfolio Manager of the Adviser, serve as the Portfolio Managers of the Fund. Responsibility for the overall management and supervision of the operations of the Fund is vested in the individuals who serve on the Board. (See “Management of the Fund — The Board of Trustees” herein and “Management of the Fund” in the SAI.)

USE OF PROCEEDS

The proceeds of this offering, excluding the amount of any sales load paid by shareholders (if applicable) and net of the Fund’s ongoing fees and expenses, will be invested in accordance with the Fund’s program as soon as practicable after each monthly closing of such offering or at such other times as may be determined by the Board.

Pending the investment of the proceeds of any offering in securities and other investments consistent with the Fund’s investment program, the Fund may, during periods of adverse market conditions in the equity securities markets, deviate from its investment objective and invest substantially all of its assets in high quality debt securities, money market instruments, or hold its assets in cash. The Fund may be prevented from achieving its objective during any time in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

INVESTMENT PROGRAM

Investment Objective and Policies

The Fund’s investment objective is to achieve capital appreciation. No assurance can be given that the Fund will achieve its investment objective or that shareholders will not lose money.

The Fund’s investment objective is fundamental and may not be changed without the approval of shareholders. However, except as otherwise stated in this prospectus (the “Prospectus”) or in the SAI, the investment policies and restrictions of the Fund are not fundamental and may be changed by the Board without a vote of shareholders. The Fund’s fundamental investment policies and restrictions are listed in the SAI. Its principal investment strategies are discussed below. The Fund may change any investment policy or strategy that is not fundamental, if the Board believes doing so would be consistent with the Fund’s investment objective.

Principal Investment Strategies & Methodology

The Fund pursues its investment objective by investing its assets primarily in long and short positions in equity securities of U.S. and Canadian companies. Generally, the Adviser emphasizes companies believed to be going through strategic and/or structural change (e.g., spin-offs, restructurings, post-bankruptcy reorganizations, etc.) or companies operating in industries or other environments believed to be undergoing substantial change. For purposes of the Fund’s investment program, “equity securities” means common and preferred stocks (including IPO securities), convertible securities, stock options (covered call and put options), warrants and rights. The Adviser will invest the Fund’s assets in equity securities without regard to the issuer’s market capitalization.

Common Stocks.   Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Short Sales.   The Fund may seek capital appreciation by effecting short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. The Fund may also effect short sales for hedging purposes.

Short sales are considered speculative investment practices and involve certain risks. (See “Principal Risk Factors — Risk of Short Sales”)

Preferred Stocks.   Preferred stock generally has a preference over an issuer’s common stock as to dividends and in the event of liquidation, but it ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions. (See “Principal Risk Factors — Risk of Preferred Stock”)

Special Situations/Event-Related Positions.   In pursuing the Fund’s investment objective, the Adviser may invest in so-called “special situations,” such as spin-offs and “event-related” positions. Event-related strategies involve investing in securities of companies currently or prospectively involved in a wide variety of corporate transactions or other events where the investment thesis is predicated on the anticipated effect of such transactions or events. Such events may include mergers, acquisitions, recapitalizations, restructurings, spinoffs, divestitures, management change, new products or offerings, and other situations which alter a company’s structure, strategy or prospects.

IPO Securities.   The Fund may purchase securities of companies in initial public offerings (i.e., “IPO securities”) or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history. (See “Principal Risk Factors — Market Capitalization Risk.”)

Convertible Securities.   Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

Call and Put Options on Individual Securities.   The Fund may purchase covered call and put options in respect of specific securities, and may write and sell covered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security. A covered put option written by the Fund is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Fund’s books or with the Fund’s custodian to fulfill the obligation undertaken.

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily make a similar “closing sale transaction,” which involves liquidating the Fund’s position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so. The Fund may also invest in so-called “synthetic” options or other derivative instruments written by broker-dealers. (See “Principal Risk Factors — “Risk of Equity Securities” and “Additional Risk Factors — Derivatives Risk.”)

Options transactions may be effected on securities exchanges or in the over-the-counter market. Over-the-counter options purchased and sold by the Fund may also include options on baskets of specific securities.

Cash, U.S. Government Securities and Money Market Fund Interests.   Given the Fund’s opportunistic investment strategy, the Fund generally holds a significant amount of cash. The Fund may also hold debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”) and/or interests in money market funds. During periods of rising markets, these holdings may adversely impact the Fund’s performance relative to a more fully invested portfolio and, thus, may negatively impact the Fund’s ability to achieve its investment objective. (See “Principal Risk Factors — Money Market Fund Risk and — U.S. Government Securities Risk.”)

Warrants and Rights.   Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company.

The Adviser principally uses fundamental research to identify and assess potential portfolio investments. This research typically includes analysis of financial statements and other data, meeting company personnel, visiting company facilities, reviewing customers and competitors and analyzing comparable companies or securities.

While the Adviser intends to conduct research on a broad range of companies, it will focus special attention on (i) companies believed to be undergoing substantial operating or financial change, which frequently include companies involved in spin-offs or corporate reorganizations and/or restructurings; and (ii) companies believed to be operating in industries or other environments undergoing substantial change. These circumstances sometimes result in the Adviser focusing on companies with little or no research coverage or a perceived lack of adequate research coverage by securities firms generally.

The Fund reserves the right to alter or modify some or all of the Fund’s investment strategies in order to take advantage of changing market conditions, when the Adviser, in its sole discretion, concludes that such alterations or modifications will enable the Fund to meet its investment objective.

The Fund’s investment program emphasizes active management of the Fund’s portfolio. Consequently, the Fund’s portfolio turnover and brokerage commission expenses may significantly exceed those of other registered investment companies. (See “Principal Risk Factors — Active Management Risk.”)

Additional information about the types of investments that may be made by the Fund is provided in the SAI.

NON-PRINCIPAL FUND INVESTMENT PRACTICES AND THEIR RISKS

Although the Fund’s principal investment strategy is to invest primarily in equity securities of U.S. and foreign companies, the Fund may invest its assets in other types of securities and in other asset classes when, in the judgment of the Adviser (subject to any policies established by the Board), such investments present opportunities for the Fund to achieve capital appreciation, taking into account the availability of equity investment opportunities, market conditions, the relative risk/reward analysis of other investments compared to equity securities, and such other considerations as the Adviser deems appropriate. Information regarding these additional investments, and the risks associated with them, is discussed below and in the SAI.

Bonds and Other Fixed-Income Securities

The Fund may invest without limit in high quality fixed-income securities for temporary defensive purposes and to maintain liquidity. (See “Temporary Investments” below for more information.) For these purposes, “fixed-income securities” are bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

The Fund may also invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Adviser to be of comparable quality. Non-investment grade debt securities (typically called “junk bonds”) are securities that have received a rating from an NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. The Fund’s investments in non-investment grade debt securities, if any, are not expected to exceed 5% of its net assets.

Exchange Traded Funds and Other Similar Instruments

The Fund may purchase retail shares of exchange-traded funds that are registered under the 1940 Act (“ETFs”) and retail shares of similar investment vehicles that are not registered under the 1940 Act (together with the ETFs, “Traded Funds”) and effect short sales of these shares. Transactions in Traded Funds may be used in seeking capital appreciation or for hedging purposes. Typically, a Traded Fund holds a portfolio of common stocks designed to track the performance of a particular index or a “basket” of stocks of companies within a particular industry sector or group. Traded Funds sell and redeem their shares at net asset value in large blocks (typically 50,000 shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchange and can be purchased and sold in the secondary market in lots of any size at any time during the trading day (i.e., retail shares). The Adviser does not anticipate purchasing creation units.

Investments in Traded Funds involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the Traded Funds. In addition, a Traded Fund may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the Traded Fund and the index with respect to the weighting of securities or number of stocks held.

Because Traded Funds bear various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser considers the expenses associated with an investment in determining whether to invest in a Traded Fund.

Derivative Investments

In addition to its principal investment strategies, the Fund may, from time to time, invest in certain derivative instruments (in addition to the options described under “Investment Program — Investment Objective and Policies: Principal Investment Strategies and Methodology), such as forward contracts, total return swaps, forward currency exchange contracts, options on stock indices and structured-equity notes. The Fund may use these derivative instruments to produce incremental returns, hedge positions, more efficiently achieve particular investment exposures or for speculative investment purposes. The use of derivatives exposes the Fund to counterparty credit risk, leverage risk and liquidity risk, among others. (See “Additional Risk Factors — Derivatives Risk.”)

Temporary Investments

During periods of adverse market conditions in the equity securities markets, the Fund may deviate from its investment objective and invest substantially all of its assets in high quality debt securities, money market instruments, or hold its assets in cash. In addition, as mentioned above, given the Fund’s opportunistic investment strategy, from time to time, the Fund may be significantly invested in these instruments. Securities will be deemed to be of high quality if they are rated in the top four categories by an NRSRO or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high quality, short-term debt obligations (which generally have remaining maturities of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation (“FDIC”); and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. (See “Principal Risk Factors — Money Market Fund Risk and — U.S. Government Securities Risk.”)

The Fund may also invest in money market instruments to maintain such liquidity as may be necessary to effect repurchases of shares from shareholders or for other purposes.

PERFORMANCE INFORMATION

The Fund, which commenced operations on December 1, 2014, has a limited operating history. However, the Adviser and its personnel, including Messrs. Petschek and Major, the Fund’s Portfolio Managers, have managed other accounts in accordance with an investment strategy that is substantially similar to that of the Fund. Appendix A provides investment performance information for another investment vehicle that is managed by the Adviser using the same personnel that manages the Fund in accordance with an investment program that is substantially similar to the Fund’s. The information is provided to illustrate the experience and historic investment results obtained by the Adviser. The performance information for the other investment vehicle does not represent the investment performance of the Fund and should not be viewed as indicative of the future investment performance of the Fund. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Prospective investors should carefully read the notes accompanying the investment performance charts in Appendix A. The Fund’s return during its limited operating history is shown in the “Financial Highlights” above. Performance of the Fund will vary based on many factors, including market conditions, the composition of the Fund’s portfolio and the Fund’s expenses.

MANAGEMENT OF THE FUND

The Board of Trustees

The Board has overall responsibility for the management and supervision of the operations of the Fund. The Board has delegated responsibility for management of the Fund’s day-to-day operations to the Adviser. (See “Management of the Fund — The Adviser.”) The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The persons comprising the Board (the “Trustees”) are not required to invest in the Fund or to own shares. A majority of the Trustees are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”). The Independent Trustees perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The identity of the Trustees and officers of the Fund and brief biographical information regarding each Trustee and officer during the past five years is set forth in the SAI.

The Adviser

The Adviser serves as the Fund’s investment adviser, subject to the ultimate supervision of and subject to any policies or procedures established by the Board, pursuant to the terms of an investment advisory agreement entered into between the Fund and the Adviser effective as of November 12, 2014 (the “Advisory Agreement”). The Adviser is responsible for: (i) developing and implementing the Fund’s investment program, (ii) managing the Fund’s investment portfolio and making all decisions regarding the purchase and sale of investments for the Fund, and (iii) providing various management and administrative services to the Fund. The Adviser will monitor the Fund’s compliance with all applicable investment limitations, including those imposed by the 1940 Act. In consideration of the services provided by the Adviser, the Fund pays the Adviser a management and incentive fee. (Additional information regarding the Adviser’s compensation and the Advisory Agreement is provided in the section entitled “Fees and Expenses” and in the SAI under “Investment Advisory and Other Services”, respectively.)

The Fund has a limited operating history upon which investors can evaluate its performance, and the Adviser has never before served as the investment adviser to a registered investment company. (See “Additional Risk Factors — Limited Operating History.”) However, although the Adviser has not served as an investment adviser to other registered investment companies, it serves as a subadviser to one or more other registered investment companies, and it manages investment funds and accounts that have investment programs that are substantially similar to the investment program of the Fund. (See “Performance Information.”)

The Adviser, a Delaware limited partnership, is registered as an investment adviser under the Advisers Act. Affiliates of the Adviser may serve as investment advisers, sub-advisers or general partners to other registered and private investment companies. The offices of the Adviser are located at 366 Madison Avenue, 12th Floor, New York, New York 10017, and its telephone number is (212) 949-3000.

Portfolio Management

Jay R. Petschek and Steven Major, each a managing member of the General Partner and Principal and Co-Portfolio Manager of the Adviser, serve as the Portfolio Managers of the Fund.

Jay R. Petschek is a Principal and Co-Portfolio Manager of the Adviser. Mr. Petschek founded the Adviser in 1991 at which time he was a Senior Managing Director at Ladenburg Thalmann & Co. Inc., responsible for the firm’s proprietary asset management activities and a member of Ladenburg’s Board of Directors and Executive Committee. Mr. Petschek spent ten years in corporate finance at Ladenburg and two years as Director of the firm’s Research Department. Prior to joining Ladenburg, Mr. Petschek was an Assistant Treasurer in the World Corporate Department at Bankers Trust Company. Mr. Petschek serves on the Board of Directors of the Boyar Value Fund, an open-ended public mutual fund. Mr. Petschek graduated from Harvard College with a B.A. in Applied Mathematics and received an M.S. in Management from the Sloan School of Management, M.I.T.

Steven Major is a Principal and Co-Portfolio Manager of the Adviser. From 1996-2001, Mr. Major was a managing director and portfolio manager in the Asset Management Department of Ladenburg Thalmann & Co. Inc. Previously, Mr. Major was a Vice President at Oppenheimer & Co., Inc. where he specialized in publishing sell-side equity investment research reports covering a special situations stock universe comprised of companies that had emerged from bankruptcy or a general restructuring process. Mr. Major started his career as an analyst in the Investment Banking Division of Goldman, Sachs & Co. Currently, Mr. Major is a member of the Board of Directors of Yeshiva College from which he graduated with a B.A. in English. He received his M.B.A. in Finance from Columbia Business School.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of shares in the Fund.

Administration, Accounting, and Other Services

UMB Fund Services, Inc. (“UMB Fund Services”) serves as the Fund’s administrator and provides various administration, fund accounting, investor accounting and taxation services to the Fund (which are in addition to the services provided by the Adviser, as described above). (UMB Fund Services also provides transfer agency services to the Fund.) In consideration of these services, the Fund pays UMB Fund Services, on a monthly basis, the greater of a minimum fee of $8,000 or basis point fees above the minimum with such annual rate declining from 0.10% to 0.03% as the Fund’s net assets increase. The Fund will reimburse UMB Fund Services for certain out-of-pocket expenses incurred on behalf of the Fund.

The principal business address of UMB Fund Services is 235 West Galena Street, Milwaukee, Wisconsin 53212.

Custodian and Escrow Agent

UMB Bank, N.A. (“UMB Bank”) serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of a custodian. The principal business address of UMB Bank is 1010 Grand Boulevard, Kansas City, Missouri, 64106. Additionally, the Prime Broker custodies cash proceeds from Fund securities sold short.

The Custodian also will serve as escrow agent with respect to subscription proceeds received by potential shareholders to be used to purchase Shares, and proceeds received from the Fund to pay for tendered Shares.

Prime Broker

UBS Securities, LLC serves as the Fund’s Prime Broker. The Fund may retain one or more additional Prime Brokers. Agreements are in place in which a third-party custodian retains custody of collateral posted in connection with securities sold short and options transactions.

FEES AND EXPENSES

Management Fee

In consideration of management services provided by the Adviser and for services provided by the Adviser or an affiliate for certain administrative services, the Fund pays the Adviser a monthly management fee computed at the annual rate of 1.50% of the Fund’s average daily net assets (the “Management Fee”), which is due and payable in arrears within five business days after the end of each month. This fee is accrued daily as an expense to be paid out of the Fund’s assets and will have the effect of reducing the net asset value of the Fund.

Incentive Fee

The Fund also pays the Adviser a performance-based incentive fee (the “Incentive Fee”) promptly after the end of each fiscal year of the Fund. The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 20% of the amount by which the Fund’s net profits for all Fiscal Periods (as defined below) ending within or coterminous with the close of such fiscal year exceed the balance of the loss carryforward account (as described below), without duplication for any Incentive Fees paid during such fiscal year. The Fund also pays the Adviser the Incentive Fee in the event a Fiscal Period is triggered in connection with a share repurchase offer by the Fund, as described below. For purposes of calculating the Incentive Fee, net profits means the amount by which: (a) the net assets of the Fund as of the end of a Fiscal Period, increased by the dollar amount of shares of the Fund repurchased during the Fiscal Period (excluding shares to be repurchased as of the last day of the Fiscal Period after determination of the Incentive Fee) and by the amount of dividends and other distributions paid to shareholders during the Fiscal Period and not reinvested in additional shares (excluding any dividends and other distributions to be paid as of the last day of the Fiscal Period), exceeds (b) the net assets of the Fund as of the beginning of the Fiscal Period, increased by the dollar amount of shares of the Fund issued during the Fiscal Period (excluding any shares issued in connection with the reinvestment of dividends and other distributions paid by the Fund). Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, determined in accordance with the valuation and accounting policies and procedures of the Fund. “Fiscal Period” means each twelve-month period ending on the Fund’s fiscal year-end (or such other period ending on the Fund’s fiscal year-end in the event the Fund’s fiscal year is changed), provided that whenever the Fund conducts a share repurchase offer, the period of time from the last Fiscal Period-end through the effective date of the repurchase offer also constitutes a Fiscal Period. Upon termination of the Advisory Agreement, the Fund will pay the Incentive Fee to the Adviser as if the date of effectiveness of such termination is the end of the Fund’s fiscal year. Thus, the occurrence of certain events, such as the termination of the Advisory Agreement (which may be terminated by the Adviser upon 60 days prior written notice to the Fund) or a periodic share repurchase offer, will trigger the determination of a Fiscal Period and the payment to the Adviser of the Incentive Fee, if any.

In the event that an Incentive Fee is payable with respect to a Fiscal Period that is not the Fund’s fiscal year-end due to the Fund’s share repurchases, the Incentive Fee will be determined as if the end of such Fiscal Period were the end of the Fund’s fiscal year, and only that portion of the Incentive Fee that is proportional to the Fund’s assets paid in respect of such share repurchases (not taking into account any proceeds from any contemporaneous issuance of shares of the Fund, by reinvestment of dividends and other distributions or otherwise) will be paid to the Adviser for such Fiscal Period. For example, if the Fund has a balance in the loss carryforward account of $1 million, and 10% of the Fund’s shares are repurchased in a repurchase offer (meaning that 10% of the Fund’s assets are paid out to tendering shareholders) and the Fund has net profits for such Fiscal Period (which is not the end of the Fund’s fiscal year) of $3 million, then (a) as described below, the positive balance in the Fund’s loss carryforward account will be reduced from $1 million to zero; and (b) the Adviser will be paid $40,000, based on the following:

$3 million	•	net profits for the Fiscal Period
($1 million)	•	amount required to eliminate the balance in the loss carryforward account
$2 million	•	net profits for the Fiscal Period after the balance of the loss carryforward account is eliminated
x 20%	•	amount of Incentive Fee rate
$400,000	•	amount of accrued Incentive Fee
x 10%	•	proportion of the Fund’s assets paid out to tendering shareholders
$40,000	•	amount of incentive fee paid for the Fiscal Period

Since the Fund may conduct repurchase offers every month, Fiscal Periods could be triggered (and, therefore, a portion of the Incentive Fee, if any, would be payable to the Adviser) up to twelve times each fiscal year. For purposes of determining the Fund’s net asset value, the Incentive Fee is calculated and accrued daily as an expense of the Fund (as if each day is the end of the Fund’s fiscal year).

The Adviser will be under no obligation to repay any Incentive Fee or portion thereof previously paid to it by the Fund. Thus, the payment of an Incentive Fee for a Fiscal Period will not be reversed by the subsequent decline in assets of the Fund in any subsequent Fiscal Period.

The Incentive Fee will be payable for a Fiscal Period only if there is no positive balance in the Fund’s loss carryforward account. The loss carryforward account is an account that will have an initial balance of zero upon commencement of the Fund’s operations and, thereafter, will be credited as of the end of each Fiscal Period with the amount of any net loss of the Fund for that Fiscal Period and will be debited with the amount of any net profits of the Fund for that Fiscal Period, as applicable (provided, however, that the debiting of net profits may only reduce a positive balance in the loss carryforward account and may not reduce the balance of the loss carryforward account below zero). This is sometimes known as a “high water mark.” The balance of the loss carryforward account, if any, will be subject to a proportionate reduction as of the day following: (i) the payment by the Fund of any dividend or other distribution to shareholders (unless the full amount thereof is reinvested in shares of the Fund); and (ii) any repurchase by the Fund of its shares.

The Incentive Fee presents certain risks that are not present in investment funds without incentive fees. In addition, although the aggregate fees payable by the Fund to the Adviser are similar to those of private investment funds, they are significantly higher than those paid by most registered investment companies. (See “Additional Risk Factors — The Incentive Fee.”)

Distribution and Shareholder Servicing Fees

Class I shares are not subject to ongoing distribution and shareholder servicing fees. Class A shares of the Fund are subject to ongoing distribution and shareholder servicing fees to compensate Selling Agents for selling shares of the Fund, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. These fees are accrued daily as an expense of the Fund and paid monthly in an amount not to exceed, in the aggregate, 0.50% (on an annualized basis) of the net asset value of Class A shares of the Fund (the “Distribution and Shareholder Servicing Fees”). Distribution and Shareholder Servicing Fees will be accrued daily as an expense of the Fund.

Pursuant to the terms of the Distributor’s distribution agreement with the Fund, the Fund, the Distributor or other Fund agents may retain unaffiliated brokers or dealers to: (i) act as selling agents (“Selling Agents”) to assist in the distribution of shares; and (ii) to provide ongoing investor services and account maintenance services to their customers that are investors in the Fund. Selling Agents will be compensated for their services in determining whether an investment in the Fund is a suitable investment for their customers (in accordance with the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”)) and whether investors are United States citizens and Qualified Investors (as described herein), for providing customary shareholder services, including responding to shareholder questions about the Fund and the transferability of shares, assisting in selecting dividend payment options and assisting the Fund in administering repurchases. Selling Agents will be required to implement procedures designed to enable them to form a reasonable belief that any transferees of the shares that are their clients are Qualified Investors, unless the transferee received the shares by gift or bequest, or pursuant to an agreement relating to a legal separation or divorce, and that each Selling Agent will agree to cooperate in the event of a regulatory audit to determine the Qualified Investor status of the shareholders for whom it holds shares. (See “Investor Qualifications and Suitability.”)

Other Fees and Expenses of the Fund

The Fund bears all expenses incurred in its business and operations, other than those borne by the Adviser or by the Distributor pursuant to their agreements with the Fund, including, but not limited to: all investment related expenses (e.g., costs and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with investments, transfer taxes and premiums, taxes withheld on foreign income, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased and margin fees); the Management Fee; the Incentive Fee; the Distribution and Shareholder Servicing Fees; any non-investment related interest expense; offering expenses; fees and disbursements of any attorneys and accountants engaged by the Fund; audit and tax preparation fees and expenses; administrative or transfer agent expenses and fees; custody and escrow fees and expenses; insurance costs; fees and travel-related expenses of members of the Board who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Investment Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses, but excluding Distribution and Shareholder Servicing Fees, expenses on securities sold short, acquired fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund), to the extent necessary to limit the ordinary operating expenses of the Fund to 2.25% per annum of the Fund’s average monthly net assets (the “Expense Limitation”). The Expense Limitation Agreement is in effect for at least one year from the date hereof. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund will carry forward the amount of expenses paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund’s ordinary operating expenses to exceed the Expense Limitation in effect at the time the expense was paid or absorbed.

THE OFFERING

Purchase Terms; Minimum Investment

Shares of the Fund are offered for purchase on a monthly basis in a continuous offering at their net asset value per share, plus, in the case of Class A shares (and if applicable), a sales load of up to 3% of the amount invested (as described below). Shares will be issued at the net asset value per share next computed after acceptance of an order to purchase shares. The Fund’s net asset value per share will be circulated to Selling Agent’s offering shares of the Fund. Purchase orders for shares sold in connection with a monthly offering must be received in proper form by the Fund or a Fund agent prior to the close of business on the day of the month specified by the Fund or a Fund agent in a written communication to the Selling Agents (and communicated by Selling Agents to their customers) (a “Closing Time”), which can be, with respect to certain Selling Agents, as many as five business days prior to the end of a month. A prospective investor may rescind a purchase order for shares at any time prior to a Closing Time. The Fund reserves the right to suspend or terminate the offering of shares at any time. The Fund reserves the right to suspend or terminate the offering of shares at any time.

The minimum initial investment in shares of the Fund by an investor in Class A shares is $50,000, subject to reduction at the discretion of an investor’s broker, dealer or other financial intermediary. Minimum subsequent investments must be at least $10,000 (in each case, including a sales load if applicable). The minimum investment requirements may be reduced or waived for investments by personnel of the Adviser and its affiliates, and members of their immediate families, and as may be determined by the Board. In addition, Class I shares of the Fund are only available to investors: (i) who purchase their investment through a discretionary or non-discretionary fee-based advisory or wrap program of a Selling Agent; (ii) who are clients of investment advisers or financial planners that participate in programs operated by Selling Agents through which Class I shares are offered; (iii) who are other customers or clients of Selling Agents or their affiliates, as authorized by the Fund or a Fund agent, in consultation with the Selling Agent; or (iv) who have a minimum initial investment of $5,000,000.

In order to purchase shares, a prospective investor must submit a completed subscription agreement to a Selling Agent. Additional information regarding investor qualifications is set forth under “Investor Qualifications” below.

At each Closing Time purchase orders received in proper form will be accepted by the Fund and deposited monies will be invested in the Fund (net of the sales load, if applicable) as of the first business day of the next month following submission of an investor’s purchase order. Pending investment in the Fund, the investment proceeds will be deposited in an escrow account maintained by the Escrow Agent for the benefit of Shareholders. Shareholders will not earn interest with respect to funds held in the escrow account. Investors will not receive any stock certificate evidencing the purchase of Fund shares. Instead, they will receive written or electronic confirmation of each transaction and regular reports showing account balances. If an investor’s subscription is not accepted, the Escrow Agent will return the subscription monies to such investor.

Plan of Distribution

Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland ME 04101, serves as the distributor of shares on a best efforts basis, subject to various conditions, pursuant to the terms of the Distributor’s distribution agreement with the Fund. The Distributor is not obligated to buy from the Fund any of the shares nor is it obligated to sell any specific amount of shares. The Distributor does not intend to make a market in the shares.

Under the terms of the distribution agreement with the Fund, the Distributor is authorized to retain unaffiliated brokers or dealers (i.e., the Selling Agents) to assist in the distribution of shares. Class I shares are not subject to such ongoing distribution and shareholder servicing fees. Class A shares of the Fund are subject to ongoing distribution and shareholder servicing fees to compensate Selling Agents for selling shares of the Fund, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. These fees are accrued daily as an expense of the Fund and paid monthly in an amount not to exceed, in the aggregate, 0.50% (on an annualized basis) of the net asset value of Class A shares of the Fund (the “Distribution and Shareholder Servicing Fees”). The Fund may terminate the distribution agreement on 60 days’ prior written notice.

Pursuant to a Distribution Services Agreement between the Adviser and the Distributor, the Adviser pays the Distributor certain fees for providing distribution services to the Fund in connection with the offering of shares.

The Adviser and the Distributor are also parties to a Securities Activities and Services Agreement (the “SASA”), pursuant to which certain employees of the Adviser are licensed as registered representatives or registered principals (“Registered Reps”) of the Distributor under FINRA rules in order to engage in marketing activities.

Selling Agents are entitled to charge a sales load to each investor on the purchase price of its Class A shares of up to 3% (the purchase price of Fund shares, which are offered monthly, is their net asset value, calculated as described in the section entitled “Calculation of Net Asset Value”). The specific amount of the sales load paid is not fixed and will be determined by the investor and its Selling Agent. The sales load may be waived for the Adviser and its affiliates, including its personnel and members of their immediate families. The sales load will neither constitute an investment made by the investor nor form part of the assets of the Fund. The Selling Agents’ receipt of the sales load is subject to the applicable limitations imposed by FINRA rules and regulations.

The maximum amount of all items payable to FINRA member firms will not exceed the maximum compensation levels set forth in FINRA Rule 2830.

The Adviser (or its affiliates), in its discretion and from its own resources, may pay the Selling Agents additional compensation that does not exceed 0.50% (on an annual basis) of the aggregate value of shares of the Fund held by customers of the Selling Agent. In return for the additional compensation, the Fund may receive certain marketing advantages including access to a Selling Agent’s registered representatives, placement on a list of investment options offered by a Selling Agent, or the ability to assist in training and educating the Selling Agent’s registered representatives. The additional compensation may differ among Selling Agents in amount. The receipt of additional compensation by a Selling Agent may create potential conflicts of interest between an investor and its Selling Agent who is recommending the Fund over other potential investments. The following table summarizes the compensation structure described above:

Fees	Class A Shares	Class I Shares
Maximum Sales Load[1]	3.0%	None
Distribution and Shareholder Servicing Fees[2]	0.50%	None
Distributor’s Compensation[3]	0.072%	0.072%
Additional Compensation[4]	0.50%	0.50%
1)	Class A Share investors may be charged a sales load up to a maximum of 3% on the amount they invest. The maximum sales charge is deducted from the investor’s subscription amount and does not constitute part of the investor’s capital contribution. Class I Shares are not subject to a sales load.
2)	Ongoing distribution and shareholder servicing fees may be paid to Selling Agents for selling Class A shares of Fund, marketing the Fund and providing, or arranging for the provision of ongoing investor services and account maintenance services to investors in the Fund. Class I Shares are not subject to such ongoing distribution and shareholder servicing fees.
3)	The Distributor is compensated by the Adviser (and not the Fund) for providing distribution and registered representative services as described above. The maximum compensation payable by the Adviser to the Distributor, including out-of-pocket expenses, shall not exceed 0.072% over the period of the offering. This figure is based on the Proposed Maximum Aggregate Offering Price of $200 million. Additionally, the 0.072% is determined by using overall Fund asset levels, and does not apply individually to each share class.
4)	The Adviser may pay additional compensation on an annual basis to broker-dealers who have entered into agreements with the Distributor relating to the sale of shares. The additional fee is paid from the Adviser’s own resources and not from assets of the Fund.

The Fund has agreed to indemnify the Distributor, its affiliates, the Adviser, and certain other persons against certain liabilities, including liabilities under the 1933 Act. However, the Fund will not be required to provide indemnification where it is determined that the liability resulted from the willful misconduct, bad faith or gross negligence of the person seeking indemnification, or from the reckless disregard of such person’s duties. (See “Investment Advisory and Other Services” in the SAI.)

DESCRIPTION OF SHARES

The Fund is an unincorporated statutory trust organized under the laws of Delaware. The Fund is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value. The Board is authorized to increase or decrease the number of shares issued. Each share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. The Trustees have the power to pay expenses of the Fund prior to paying dividends or distributions to shareholders.

All shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund offers two classes of shares of beneficial interest (“shares”) designated as “Class I shares” and “Class A shares” to investors eligible to invest in the Fund. The Fund offers Class A shares, pursuant to an exemptive order from the SEC. Unlike Class I shares, Class A shares are subject to a sales load and distribution and shareholder servicing fees. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares. The Fund does not intend to hold annual meetings of shareholders. Shareholders do not have preemptive, subscription or conversion rights, and are not liable for further calls or assessments. Shareholders are entitled to receive dividends only if and to the extent declared by the Board and only after the Board has made provision for working capital and reserves as it in its sole discretion deems advisable. Shares are not available in certificated form.

Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Shares of the Fund are not listed on any exchange and the Fund does not expect that any secondary market will develop for the shares, except that brokers or dealers that have entered into selling agreements with a Distributor (i.e., Selling Agents) may make a market in the shares among their customers that are United States citizens and Qualified Investors. (See “Investor Qualifications and Suitability.”) Prices received or paid for the shares in such transactions will not be available to the public, thus, the Fund and shareholders will not be able to inform themselves if such transactions were effected at a premium or a discount to net asset value. The Fund cannot offer any assurance that any broker or dealer will make a market in the shares or that transactions in any such market will be effected at a price equal to or higher than net asset value.

Certain Provisions in the Declaration of Trust

To convert the Fund to an open-end investment company, the Fund’s amended and restated declaration of trust (the “Declaration of Trust”) requires the favorable vote of a majority of the Trustees then in office followed by the favorable vote of the holders of not less than 75% of the outstanding shares, unless such amendment has been approved by at least 75% of the Trustees, in which case approval by a vote of “a majority of the outstanding voting securities” (as defined in the 1940 Act) would be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. The Board believes, however, that the closed-end structure is desirable in light of the Fund’s investment objective and policies. Therefore, investors should assume that it is not likely that the Board would vote to convert the Fund to an open-end fund. (See “Investor Qualifications and Suitability — Investor Suitability: Unlisted Closed-End Structure and Limited Liquidity.”)

The Board has determined that provisions with respect to the Board and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

CERTAIN TAX MATTERS

The following discussion is a brief summary of certain United States federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all United States federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice.

The Fund has elected to be treated, and intends to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. To qualify as a regulated investment company, the Fund must comply with certain requirements relating to, among other things, the sources of its income and diversification of its assets. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

Distributions of the Fund’s investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits. Distributions made out of qualified dividend income, if any, received by the Fund are taxable to shareholders at long-term capital gains rates, provided the shareholder meets certain holding period and other requirements with respect to its shares. Distributions of the Fund’s net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions are taxable, as described above, whether received in cash or reinvested in the Fund. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Investors are urged to consult their own tax advisers regarding specific questions about federal (including the application of the alternative minimum tax), state, local or non-U.S. tax consequences to them of investing in the Fund. For additional information, see the SAI under “Tax Aspects.”

Taxation of Short Sales

Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund’s possession. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In addition, these rules may also terminate the running of the holding period of “substantially identical property” held by the Fund.

Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if the Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that have appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale. For additional information, see the SAI under “Tax Aspects.”

INVESTOR QUALIFICATIONS AND SUITABILITY

Investor Qualifications

Shares of the Fund may be purchased only by investors who are United States citizens and certify to the Fund or its agents that they have a net worth (in the case of a natural person, either as an individual or with assets held jointly with a spouse) of more than $2 million, excluding the value of the primary residence of such person and any debt secured by such property (up to the current market value of the residence) (“Qualified Investors”). In order to purchase shares, a prospective investor must submit a completed subscription agreement to a Selling Agent prior to the Closing Time (as described in “The Offering — Purchase Terms; Minimum Investment” above). The Fund reserves the right to reject, in its sole discretion, any request to purchase shares of the Fund at any time.

So long as an investor satisfied the definition of “Qualified Investor” in the then-effective Prospectus of the Fund at the time of such investor’s initial investment in the Fund, such investor may keep its assets in the Fund and make additional investments in the Fund, subject to applicable minimums, even if the investor does not satisfy the definition of “Qualified Investor” in the Fund’s currently effective Prospectus. Existing shareholders who are purchasing additional shares will be required to submit a new investor certification each time they purchase additional shares.

In addition to the Qualified Investor requirement, Class I shares of the Fund are only available to investors: (i) who purchase their investment through a discretionary or non-discretionary fee-based advisory or wrap program of a Selling Agent; (ii) who are clients of investment advisers or financial planners that participate in programs operated by Selling Agents through which Class I shares are offered; or (iii) who are other customers or clients of Selling Agents or their affiliates, as authorized by the Fund or a Fund agent, in consultation with the Selling Agent.

Investor Suitability

General Considerations. An investment in the Fund involves substantial risks and is not necessarily suitable for all eligible investors. Prior to making an investment decision, you should: (i) consider the suitability of this investment with respect to your investment objectives and personal situation, (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs, and (iii) consult with your broker, dealer or other financial advisor to determine whether an investment in the Fund is suitable for your risk profile. A shareholder should invest in the Fund only money that it can afford to lose, and a shareholder should not invest money to which it will need access on a short-term or frequent basis. In addition, a shareholder should be aware of how the Fund’s investment strategies fit into its overall investment portfolio because the Fund by itself is not designed to be a well-balanced investment for a particular investor.

Unlisted Closed-End Structure and Limited Liquidity. The Fund is organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that shareholders of a closed-end fund do not have the right to redeem their shares on a daily basis. In addition, the Fund does not plan to list its shares on any securities exchange, and there is no assurance that any secondary market will develop for the Fund’s shares. Although the Fund may make monthly offers to repurchase its shares, there can be no assurance that the Fund will repurchase all shares that are tendered by a shareholder in connection with any repurchase offer. A prospective investor should consider its liquidity needs before investing.

Transfer Restrictions. Shares are subject to transfer restrictions that permit transfers only to persons who are Qualified Investors, unless the transfer is by gift or bequest, or pursuant to an agreement relating to a legal separation or divorce, and who hold their shares through a Selling Agent. The Fund may require substantial documentation in connection with a requested transfer of shares, and you should not expect that you will be able to transfer shares at all. Attempted transfers may require a substantial amount of time to effect and may not be in the manner desired by a shareholder. Shares of the Fund may not be exchanged for shares of any other fund. An investment in the Fund should be viewed as a long-term investment and is suitable only for investors who bear the risks associated with the limited liquidity of shares (including these transfer restrictions).

REPURCHASE OFFERS

No Right of Redemption

No shareholder will have the right to require the Fund to redeem its shares. No public market exists for the shares, and none is expected to develop. Consequently, investors will not be able to liquidate their investment other than as a result of repurchases of shares by the Fund, as described below.

Repurchases of Shares

The Fund from time to time will offer to repurchase outstanding shares or portions thereof from shareholders pursuant to written tenders by shareholders at such times and on such terms and conditions as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase shares or portions thereof from shareholders, the Board will consider various factors, including the recommendations of the Adviser. The Adviser currently expects that it will recommend to the Board that the Fund offer to repurchase shares from shareholders twelve times each year, as of the last business day of each calendar month (the “the repurchase pricing date”). The Board will also consider the following factors, among others, in making this determination:

•	whether any shareholders have requested the Fund to repurchase their shares or portions thereof;
•	the liquidity of the Fund’s assets;
•	the investment plans and working capital requirements of the Fund;
•	the relative economies of scale with respect to the size of the Fund;
•	the history of the Fund in repurchasing shares;
•	the economic condition of the securities markets; and
•	the anticipated tax consequences of any proposed repurchases of shares or portions thereof.

The Fund will repurchase shares or portions thereof from shareholders pursuant to written tenders on terms and conditions that the Board determines to be fair to the Fund and to all shareholders. The value of a shareholder’s shares that are being repurchased will be equal to the net asset value of the shares as of the repurchase pricing date. When the Board determines that the Fund shall repurchase shares or portions thereof, notice will be provided to shareholders describing the terms thereof, containing information shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders who are deciding whether to tender their Shares or portions thereof during the period that a repurchase offer is open may ascertain the net asset value of their shares by contacting the Adviser during the period.

Repurchases of shares or portions thereof from shareholders by the Fund may be made, in the discretion of the Fund, and the Fund intends to fund repurchase offers by using cash on hand, and, to the extent necessary, liquidating portfolio securities, or by borrowing to finance the repurchases. Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of shares or portions thereof from shareholders. The Fund does not charge a repurchase fee.

There can be no assurance that the Fund will make such repurchase offers, nor that shareholders tendering shares for repurchase in any offer will have all of their tendered shares repurchased by the Fund.

Repurchase Procedures

The Adviser expects that, under the procedures applicable to the repurchase of shares, shares will generally be valued for purposes of determining their repurchase price as of a date at least 45 days after the date by which shareholders must submit a repurchase request (the “repurchase request deadline”). The value of shares can change significantly between the repurchase request deadline and the repurchase pricing date. It is expected and that the Fund will generally pay the value of the shares repurchased approximately no later than 7 days after the repurchase pricing date. Repurchase proceeds will be paid to tendering shareholders by the Escrow Agent from amounts the Escrow Agent receives from the Fund for that purpose. The amount that a shareholder may expect to receive on the repurchase of the shareholder’s shares (or portion thereof) will be the net asset value of the shareholder’s shares (or portion thereof being repurchased) determined on the repurchase pricing date and based on the net asset value of the Fund’s assets as of that date, after giving effect to all allocations to be made as of that date to the shareholder’s shares.

Under these procedures, shareholders will have to decide whether to tender their shares for repurchase without the benefit of having current information regarding the value of their shares as of a date proximate to the repurchase pricing date. In addition, there will be a period of time between the repurchase request deadline and the date they can expect to receive payment for their shares from the Fund. Shareholders whose shares are accepted for repurchase will be given non-transferable promissory notes by the Fund representing the Fund’s obligation to pay for repurchased shares.

If a repurchase offer is oversubscribed by shareholders who tender shares for repurchase, the Fund will repurchase only a pro rata portion of the shares tendered by each shareholder. If a shareholder tenders a portion of its shares and the repurchase of that portion would cause the shareholder’s investment balance to fall below this required minimum, the Fund reserves the right to reduce the portion of the Shares to be purchased from the shareholder so that the required minimum balance is maintained.

Repurchases of Shares by the Fund are subject to certain regulatory requirements imposed by SEC rules and the procedures applicable to repurchases of Shares as described above may be amended by the Fund in order to comply with any regulatory requirements applicable to such repurchase procedures.

The Fund may cancel an offer to repurchase Shares (an “Offer”), amend the Offer or postpone the acceptance of tenders made pursuant to the Offer if: (i) the Fund would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund’s investment objective and policies in order to purchase shares tendered pursuant to the Offer; (ii) there is, in the judgment of the Board any: (a) legal action or proceeding instituted or threatened challenging the Offer or otherwise materially adversely affecting the Fund; (b) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States or the State of New York that is material to the Fund; (c) limitation imposed by Federal or state authorities on the extension of credit by lending institutions; (d) suspension of trading on any organized exchange or over-the-counter market where the Fund has a material investment; (e) commencement of war, significant increase in armed hostilities or other international or national calamity directly or indirectly involving the United States that is material to the Fund; (f) material decrease in the net asset value of the Fund from the net asset value of the Fund as of commencement of the Offer; or (g) other event or condition that would have a material adverse effect on the Fund or its investors if shares tendered pursuant to the Offer were purchased; or (iii) the Board determines that it is not in the best interest of the Fund to purchase shares pursuant to the Offer. However, there can be no assurance that the Fund will exercise its right to extend, amend or cancel the Offer or to postpone acceptance of tenders pursuant to the Offer.

Determination of Repurchase Price

The repurchase price payable in respect of a repurchased share is equal to the share’s net asset value on the repurchase pricing date. Changes in the Fund’s net asset value may be more pronounced and more rapid than with other funds because of the Fund’s investment objective and policies and the potential for the Incentive Fee. Indeed, the Fund’s net asset value per share may change substantially in a short time as a result of developments at the companies in which the Fund invests. In that regard, the Fund’s net asset value per share may change materially between the date a repurchase offer is mailed and the repurchase request deadline, and it may also change materially between a repurchase request deadline and the repurchase pricing date. Nevertheless, the repurchase price will not be adjusted after the repurchase pricing date. The method by which the Fund calculates net asset value is discussed below. (See “Calculation of Net Asset Value.”)

Mandatory Redemption of Shares by the Fund

The Fund may redeem all or any shares of a shareholder or any person acquiring shares from or through a shareholder under certain circumstances, including if ownership of the shares by the shareholder or other person will cause the Fund or the Adviser to be in violation of certain laws or any of the representations and warranties made by a shareholder in connection with the acquisition of the shares was not true when made or has ceased to be true.

Consequences of Repurchase Offers

The Fund believes that repurchase offers are generally beneficial to the Fund’s shareholders, and will be funded from available cash or sales of portfolio securities. However, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares into a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling liquid investments, the Fund will hold a larger proportion of its total assets in illiquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which would in turn reduce the Fund’s net asset value.

Repurchase offers provide shareholders with the opportunity to dispose of shares at net asset value. There is no assurance that any secondary market for the Fund’s shares will develop, and in the event that a secondary market does develop, it is possible that shares would trade in that market at a discount to net asset value.

Repurchase of the Fund’s shares will tend to reduce the number of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets will tend to increase the Fund’s expense ratio. In addition, the repurchase of shares by the Fund is a taxable event to shareholders. For a discussion of these tax consequences, see “Tax Aspects” in the SAI.

Repurchase offers will cause the Fund to calculate Fiscal Periods more frequently than annually. If that occurs, shareholders could be adversely affected. For example, the Fund may be required to pay the Adviser a portion of the Incentive Fee accrued through that date based on the Fund’s investment performance for a Fiscal Period under circumstances where, if no interim Fiscal Periods had occurred, the Adviser would not have been eligible to receive an Incentive Fee payment for an entire fiscal year. Conversely, if at the time the Fund has a cumulative loss, such cumulative loss will be reduced in proportion to the amount of assets withdrawn from the Fund to pay the share repurchases, with the result that the Adviser will be in a better position to eventually earn an Incentive Fee with respect to the Fund. (See “Additional Risk Factors -- Repurchase Offers.”)

CALCULATION OF NET ASSET VALUE

The net asset value per share of each class of the Fund is calculated by dividing the value of the Fund’s assets attributable to that class less all liabilities (including accrued expenses but excluding capital and surplus) attributable to that class by the number of that class’ shares outstanding. The value of the net assets of each class of the Fund is determined on each business day as of the close of regular business of the NYSE in accordance with the procedures set forth below or as may be determined from time to time pursuant to policies established by the Board.

Domestic exchange traded equity securities (other than options) other than those that trade on NASDAQ are valued at their last reported composite sale prices as reported on such exchanges or, in the absence of any reported sale on a particular day, at their composite bid prices (for securities held long) or their composite ask prices (for securities held short), as reported by such exchanges. Securities traded on NASDAQ are valued: (i) at the NASDAQ Official Closing Price (“NOCP”) (which is the last trade price at or before 4:00:02 (EST) adjusted up to NASDAQ’s best offer price if the last trade is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price); (ii) if no NOCP is available, at the last sale price on NASDAQ prior to the calculation of the Fund’s net asset value; (iii) if no sale is shown on NASDAQ, at the bid price; or (iv) if no sale is shown and no bid price is available for a period of seven business days, the price will be deemed “stale” and the value will be determined at fair value. Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange.

Other securities for which market quotations are readily available are valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by the Adviser under the supervision of the Board.

Debt securities (other than convertible securities) are valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Adviser monitors the reasonableness of valuations provided by the pricing service. Such debt securities with remaining maturities of 60 days or less are, absent unusual circumstances, valued at amortized cost.

If in the view of the Adviser, the bid price of a listed option or debt security (or ask price in the case of any such security held short) does not fairly reflect the market value of the security, the Adviser may value the security at fair value.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be materially affected by events occurring before the Fund calculates its net asset value but after the close of the primary markets or exchanges on which foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest-rate change), issuer-specific (e.g., earnings report, merger announcement), or U.S. market-specific (e.g., a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). When such an event materially affects the values of securities held by the Fund or its liabilities (including foreign securities for which there is a readily available market price), such securities and liabilities may be valued at fair value pursuant to procedures adopted in good faith by the Board.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund’s net asset value if the Adviser’s judgments regarding appropriate valuations should prove incorrect.

The fair values of one or more assets may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s issuance or repurchase of its shares at net asset value at a time when it owns securities that are valued at fair value may have the effect of diluting or increasing the economic interest of existing shareholders. Fair values assigned to the Fund’s investments also affect the amount of the Management Fee and Incentive Fee. (See “Additional Risk Factors -- Incentive Fee.”) All fair value determinations by the Adviser are subject to the review of the Board.

Expenses of the Fund, including the Management Fee and the Incentive Fee and the costs of any borrowings, are accrued daily and taken into account for the purpose of determining the net asset value for each class of the Fund’s shares.

DISTRIBUTION POLICY

Dividends will be paid annually on the shares in amounts representing substantially all of the Fund’s net investment income, if any, earned each year. Payments on the shares will vary in amount depending on investment income received and expenses of operation. It is likely that many of the companies in which the Fund invests will not pay any dividends, and this, together with the Fund’s relatively high expenses, means that the Fund is unlikely to have income or pay dividends. The Fund is not a suitable investment if you require regular dividend income.

Substantially all of any taxable net capital gain realized on investments will be paid to shareholders at least annually. For additional information, see “Tax Aspects” in the SAI.

The net asset value of each share that you own will be reduced by the amount of the distributions or dividends that you receive from that share.

Dividend Reinvestment

Dividends and capital gain distributions to shareholders will be reinvested unless the Fund is otherwise instructed by the shareholder through its broker, dealer or other financial intermediary. Shareholders will not be charged any fees as a result of participating in the dividend reinvestment plan. A shareholder who elects not to reinvest will receive both dividends and capital gain distributions in cash. A shareholder can change its election with respect to reinvestment by contacting its broker, dealer or other financial intermediary. The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.

Shares will be issued at their net asset value on the ex-dividend date; there is no sales load or other charge for reinvestment. Shareholders may affirmatively opt out of the automatic reinvestment plan at any time by contacting their broker, dealer or other financial intermediary, who will inform the Fund. Such a request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution.

Although shareholders receive no cash for distributions reinvested through the plan, ordinary income and/or capital gains are realized for federal income tax purposes on the date of the distribution. Such distributions may also be subject to state and local taxes. Shareholders will be required to report distributions on their tax returns, even if the distribution is reinvested in additional shares.

The Fund reserves the right to suspend reinvestments at any time and require shareholders to receive all distributions in cash. The Fund may also limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions. The Fund does not currently suspend or limit reinvestments, but it may determine to do so if the amount being reinvested by shareholders exceeds the available investment opportunities that the Adviser considers suitable for the Fund.

POTENTIAL CONFLICTS OF INTEREST

General

The Adviser, an investment adviser registered under the Advisers Act, carries on substantial investment activities for its own account and for private investment partnerships, other pooled investment vehicles, institutions and individual clients. The Fund has no interest in these activities. As a result of the foregoing, the Adviser will be engaged in substantial activities and may have conflicts of interest in allocating its time and activities among the Fund and such other clients. The Adviser and its officers and employees devote only so much time to the affairs of the Funds as in their judgment is necessary and appropriate.

Participation in Investment Opportunities

The Adviser may provide investment advice for certain Other Accounts that pursue investment strategies similar to that of the Fund (the “Similar Accounts”). As a general matter, the Adviser (subject to any policies established by the Board) will consider participation by the Fund in all appropriate investment opportunities that are under consideration by the Adviser for investment for the Similar Accounts. There may be circumstances, however, under which the Adviser will cause one (or more) of the Similar Accounts to commit a different percentage of its assets to an investment opportunity than the Adviser will cause the Fund to commit its assets. There may also be circumstances under which the Adviser will consider or recommend participation by the Similar Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund.

The Adviser will consider various criteria in evaluating whether a particular investment opportunity or strategy is appropriate and feasible for one or more Similar Accounts at a particular time. These criteria typically include: (i) the nature of the investment opportunity taken in the context of the other investments available at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (e.g., size of the obtainable position); (iv) the transaction costs involved; (v) the investment or regulatory limitations applicable to the particular entity or account and (vi) the liquidity needs of the particular account. Similarly, the Adviser will consider subjective criteria when determining if a limited investment opportunity (such as an IPO) is an investment that is appropriate and feasible (in light of restrictions on investments in IPOs as may be applicable under the 1940 Act) for the Fund and/or a Similar Account. Accordingly, the Fund may not be able to take full advantage of an investment opportunity to the extent the Adviser determines, in its discretion, that such opportunity is not appropriate for the Fund. Because these considerations may differ for the Fund and the Similar Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Similar Accounts may differ from time to time. In addition, the fees and expenses of the Fund may differ from those of the Similar Accounts. Therefore, prospective shareholders should note that the future performance of the Fund and the Similar Accounts may vary. (See “Performance Information.”)

When the Adviser determines that it would be appropriate for the Fund and one or more Similar Accounts, respectively, to participate in an investment opportunity at the same time, orders will be aggregated, placed and allocated on a basis believed to be fair and equitable, consistent with the Adviser’s responsibilities under the Advisers Act and the 1940 Act and its own internal procedures. Transactions in which the Fund and Similar Accounts participate at the same time are expected to involve only publicly-traded securities. However, decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Similar Accounts, in all trades. The Adviser will take steps to ensure that no participating entity or account (including the Fund) will be systematically disadvantaged by the aggregation, placement or allocation of orders.

Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser. These situations may be based on, among other things, the following: (i) legal restrictions on the combined size of positions that may be taken for the Fund and the Similar Accounts, thereby limiting the size of the Fund’s position; (ii) the difficulty of liquidating an investment for the Fund and the Similar Accounts where the sale of the combined positions cannot be absorbed; or (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of these options or other instruments.

The partners of the Adviser and its officers and employees (including the Fund’s Portfolio Managers) and other affiliated persons may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of the Adviser that are the same, different or made at a different time than positions taken for the Fund. In order to mitigate the possibility that the Fund (or investors) will be adversely affected by this personal trading, the Adviser has adopted a Code of Ethics and the Fund has adopted its own Code of Ethics, both of which are in compliance with Rule 17j-1 under the 1940 Act which restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Each Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of each Code of Ethics may be obtained, after paying a duplicating fee, by E-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

BROKERAGE

The Adviser is responsible for placing orders for the execution of the Fund’s portfolio transactions and the allocation of brokerage transactions. Transactions on the great majority of foreign stock exchanges involve the payment of a combination of fixed and negotiated commissions, while transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. No stated commission is generally applicable to securities traded on a principal basis in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. Transactions may also be executed on an agency basis in over-the-counter markets, which will involve the payment of negotiated or fixed commissions, when deemed consistent with the Fund’s brokerage policies.

In selecting brokers to effect transactions on behalf of the Fund, the Adviser seeks to obtain the best price and execution, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm’s risk in positioning a block of securities. Although the Adviser will generally seek reasonably competitive commission rates, the Adviser will not necessarily pay the lowest commission available on each transaction. As described below, the Adviser may place orders with brokers that provide research services. The Adviser will comply with the safe harbor under Section 28(e) of the Securities Exchange Act of 1934, as amended, with respect to the receipt of such services. The Adviser has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

Consistent with the principle of seeking best price and execution, the Adviser may place brokerage orders on behalf of the Fund with brokers that provide supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. In addition, the Adviser may at times execute a trade through a particular broker but then “step out” the trade to a different broker. This occurs when the Adviser determines that the order is best executed through a certain broker but would like to pay all or a portion of the commission to another broker for research provided to the Adviser. Research services obtained by the use of commissions arising from the Fund’s portfolio transactions may be used by the Adviser in other investment activities and, thus, the Fund may not necessarily, in any particular instance, be the direct or indirect beneficiary of the research provided to the Adviser. In no instance, however, will the Fund’s securities be purchased from or sold to the Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. The expenses of the Adviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Adviser or its respective affiliates in providing services to clients other than the Fund. In addition, as noted above, not all of the supplemental information is used by the Adviser in connection with the Fund. Conversely, the information provided to the Adviser by brokers or dealers through which other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Fund.

GENERAL INFORMATION

Fiscal Year

The Fund’s fiscal year ends on each September 30. The Fund’s tax year for federal income tax purposes also ends on each September 30.

Reports to Shareholders

As soon as practicable after the end of each taxable year, the Fund furnishes to shareholders such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law.

The Fund sends unaudited semi-annual and audited annual reports to shareholders within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

Legal Counsel

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as U.S. legal counsel to the Fund. The firm does not represent potential investors with respect to their investment in the Fund.

Shareholder Inquiries

Inquiries concerning the Fund and shares (including information concerning purchasing and withdrawal procedures) should be directed to your Selling Agent. All potential investors in the Fund are encouraged to consult appropriate legal and tax counsel.

More information about the Fund is available in the SAI. The SAI is incorporated by reference into this Prospectus. The Fund files with the SEC a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. Additional information about the Fund’s investments will be available in the annual and semi-annual reports to shareholders. The Fund’s annual and semi-annual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC’s website (www.sec.gov).

From time to time, additional Fund information, such as risk and exposure reports, or the Portfolio Manager’s market outlook or industry assessments, may be made available. To the extent permitted by law, such information, as well as the Prospectus, SAI and shareholder reports, may be obtained free of charge by contacting your financial advisor.

APPENDIX A

ADVISER PRIOR PERFORMANCE INFORMATION

The investment adviser of Corsair Opportunity Fund (the “Fund”) is Corsair Capital Management, L.P. (the “Adviser”). The Fund, which commenced operations on December 1, 2014, has a limited operating history. However, the Adviser and its personnel, including Messrs. Petschek and Major, the Fund’s Portfolio Managers, employ a substantially similar objective and strategies for the Fund as the objective and strategies they have employed in managing another investment vehicle (the “Other Investment Vehicle”). The Other Investment Vehicle represents the longest track record available among all similarly managed accounts by the Adviser. The table and bar chart below provide the investment performance information for the Other Investment Vehicle. The information is provided to illustrate the experience and historic investment results obtained by the Adviser. The Fund’s return during its limited operating history is shown in its “Financial Highlights” in the attached prospectus.

The tables and bar charts set forth performance information of the Other Investment Vehicle and various indices for the periods indicated. The returns shown for the Other Investment Vehicle reflect the actual fees and expenses incurred by the Other Investment Vehicle. The tables should be read in conjunction with the notes thereto. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. UNDER NO CIRCUMSTANCES SHOULD THE PERFORMANCE INFORMATION OF THE OTHER INVESTMENT VEHICLE BE VIEWED AS A SUBSTITUTE FOR THE PERFORMANCE INFORMATION OF THE FUND. Prior performance information for the Other Investment Vehicle is for an account that, unlike the Fund, is not subject to certain investment limitations, requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which if applicable, may have adversely affected the performance results. Prospective investors should recognize that the Fund’s fees and expenses may be higher than those of the Other Investment Vehicle. Accordingly, had the Other Investment Vehicle’s performance records reflected the Fund’s fees and estimated expenses, the Other Investment Vehicle’s returns shown in the table may have been lower. Furthermore, there are certain differences between the investment policies of the Fund and the Other Investment Vehicle. Unlike the Fund, the Other Investment Vehicle is not subject to certain investment limitations imposed by applicable securities laws which, if applicable, may have adversely affected the Other Investment Vehicle’s performance. The future performance of the Fund, the Other Investment Vehicle and the various indices may differ.

A-1

PRIOR PERFORMANCE INFORMATION1
Performance Relative to Major Indices as of September 30, 2015

COMPOUNDED ANNUAL RATE OF RETURN

	12 months	3 years	5 years	10 years	Since Other Investment Vehicle Inception
Other Investment Vehicle[1]	(5.11%)	4.21%	4.98%	6.11%	13.11%
S&P 500[2]	(0.61%)	12.40%	13.34%	6.80%	9.62%
Russell 2000[3]	1.25%	11.02%	11.73%	6.55%	10.46%
HFRI Equity Hedge (Total) Index	(2.13%)	5.08%	3.64%	3.62%	11.76%

Other Investment Vehicle (“OIV”) Performance

Annualized Compound ROR Since Inception***	Cumulative ROR Since Inception***

14%
12%
10%
8%
6%
4%
2%
0%
13.1%
9.6%
10.5%
11.8%
OIV*
S&P500**
Russell 2000**
HFRI Equity Hedge**

2500%
2000%
1500%
1000%
500%
0%
2030.5%
953.1%
1137.8%
1480.7%
OIV*
S&P500**
Russell 2000**
HFRI Equity Hedge**

*	Source: Corsair Capital Management, L.P.
**	Source for S&P: Evestment; Source for Russell: UBS Financial Services and HFRI: HFR; Note: HFRI data does reflect reinvestment of dividends.
***	Inception: January 1, 1991; S&P, Russell and HFRI data as of January 1, 1991.
1)	The performance data provided for the Other Investment Vehicle was prepared by Corsair based on the following facts and assumptions:
The Other Investment Vehicle began investment operations on January 1, 1991. Performance results for the Other Investment Vehicle are actual results reflecting the returns of the Other Investment Vehicle as a whole (rather than the returns of a particular investor), and reflect the Other Investment Vehicle’s advisory fees, incentive fees and expenses and include the reinvestment of dividends and income. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.
2)	The Standard & Poor’s 500 Stock Index is an index of 500 stocks chosen for market size, liquidity and industry group, among other factors, by a team of Standard & Poor’s economists and index analysts to act as a leading indicator of U.S. equities and reflect the risk and return characteristics of the broader large capitalization equity universe. The Standard & Poor’s 500 Stock Index is one of the most commonly used benchmarks for the overall U.S. stock market.
3)	The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.
4)	The HFRI Equity Hedge (Total) Index is a fund-weighted index of select hedge funds focusing on Equity Hedge strategies. Equity Hedge investing consists of a core holding of long equities hedged at all times with short sales of stocks and/or stock index options.

OTHER DISCLOSURES

This information is intended for illustration purposes only. No index is directly comparable to the Fund or the Other Investment Vehicle. Past performance is not indicative of future results or performance of any account managed (directly or indirectly) by Messrs. Petschek and Major, including the Fund. There is no guarantee that the Fund will achieve its investment objective.

A-2

CORSAIR OPPORTUNITY FUND

Class A and Class I Shares

Statement of
Additional Information
Dated January 27, 2016

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of Corsair Opportunity Fund (the “Fund”), dated January 27, 2016. To obtain a copy of the Fund’s prospectus (the “Prospectus”), please write to Corsair Opportunity Fund, 366 Madison Avenue, 12th Floor, New York, NY 10017, or call (212) 949-3000. The information in this SAI is not complete and may be changed.

THE FUND

Corsair Opportunity Fund (the “Fund”) was organized under the laws of the State of Delaware on June 19, 2014. The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”).

This SAI relates to the Class A and Class I shares of the Fund. Class A shares are subject to a front-end sales charge.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

Fundamental Policies

The Fund has adopted the following six fundamental investment policies, which cannot be changed without the vote of a majority of the Fund’s outstanding voting securities (as defined by the Investment Company Act of 1940 (the “1940 Act”)):

(1)      The Fund will not invest 25% or more of the value of its total assets in the securities of issuers engaged in any single industry or group of related industries, provided that this restriction does not limit the Fund’s investments in U.S. Government Securities (as defined herein).1

(2)      The Fund will not issue “senior securities” (as defined by the 1940 Act) or borrow money except to the extent permitted by the 1940 Act or as otherwise permitted by the Securities and Exchange Commission (“SEC”) or its staff and as is consistent with the Fund’s investment policies.

(3)      The Fund will not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in connection with the disposition of its portfolio securities.

(4)      The Fund will not make loans of money or securities to other persons, except through purchasing debt securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund’s investment policies.

(5)      The Fund will not purchase or sell commodities, except that the Fund may purchase and sell foreign currency, as well as options on foreign currency, indices and financial futures contracts, and may enter into currency swaps and forward contracts, including those related to indices, in connection with its investments in foreign securities, in accordance with such investment policies as the Board may adopt and subject to applicable regulatory limitations.

(6)      The Fund will not purchase, hold or deal in real estate, but may invest in securities that are secured by real estate or that are issued by companies that invest or deal in real estate or real estate investment trusts.

The investment objective of the Fund is also fundamental and may not be changed without a vote of a majority of the Fund’s outstanding voting securities (as defined by the 1940 Act).

Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at an annual or a special meeting of the security holders of the Fund duly called, (i) of 67 percent or more of the voting securities present at the meeting, if the holders of more than 50 percent of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) of more than 50 percent of the outstanding voting securities of the Fund, whichever is less.

With respect to the investment restriction set forth in (1) above, and other policies described herein and in the Prospectus, except the incurrence of leverage or the issuance or deemed issuance of a senior security, if a percentage restriction is adhered to at the time of entering into the investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of the restriction or policy. In addition to the restrictions contained in the fundamental

[1]	In determining whether the Fund has invested in accordance with this investment restriction, the Fund’s investment adviser currently uses the Bloomberg Industry Classification System (BICS) produced by Bloomberg L.P.

investment policies stated above, the Fund is subject to certain restrictions imposed by the 1940 Act on registered investment companies, including restrictions with respect to its investment in the securities of other investment companies, insurance companies and companies engaged in certain securities related businesses.

Special Investment Instruments and Techniques

The Fund may from time to time utilize a variety of special investment instruments and techniques (as described below) to hedge its investment portfolio against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue its investment objective. The instruments the Fund may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Fund may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions to pursue the Fund’s investment objective. There is no requirement that the Fund hedge its portfolio or any of its investment positions.

Call and Put Options on Securities Indices. The Fund may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options for hedging purposes will depend upon the extent to which price movements in the Fund’s portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, the Fund’s ability to realize a gain from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, the level of stock prices in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to the ability of the Fund’s investment adviser, Corsair Capital Management, L.P. (the “Adviser”), to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the prices of individual stocks.

Other Derivatives. In addition to options on securities indices (described above), the Fund may invest in a variety of other derivative instruments to seek maximum capital appreciation or for hedging purposes. The Adviser reserves the right to utilize derivative instruments as it deems appropriate and as new instruments are developed or regulatory changes occur. Currently, however, the Fund does not anticipate using over-the-counter derivatives. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk. For example:

•	the underlying investment or security might not perform in the manner that the Adviser expects it to perform, which could make an effort to hedge using derivatives unsuccessful;
•	the company issuing the derivative instrument may be unable to pay the amount due on the maturity of the instrument;
•	certain derivative investments held by the Fund may trade only in over-the-counter markets or not at all, and can be illiquid; and
•	derivatives may change rapidly in value because of their inherent leverage.

All of this can mean that the Fund’s net asset value may change more often and to a greater degree than it otherwise would. The Fund has no obligation to enter into any hedging transactions.

Repurchase Agreements. The Fund is expected to invest no more than 5% of its assets in repurchase agreements involving the types of securities eligible for purchase by the Fund.

Repurchase agreements, which may be viewed as a type of secured lending by the Fund, are agreements under which the Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Fund would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund may encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks.

Under the Fund’s procedures, the Adviser must effect repurchase transactions only with large, well-capitalized U.S. financial institutions approved by it as creditworthy based upon periodic review. In addition, the value of the collateral underlying the repurchase agreement, which will be held by the Fund’s custodian on behalf of the Fund, will always be at least equal to the repurchase price, including any accrued interest on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, which involve the sale of securities with the simultaneous agreement to repurchase the securities at an agreed-upon price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase transactions are a form of leverage that may increase the volatility of the Fund’s investment portfolio. The Fund is expected to invest no more than 5% of its assets in reverse repurchase agreements. As with repurchase agreements, the Adviser will only effect reverse repurchase transactions with large, well-capitalized U.S. financial institutions approved by it as creditworthy based upon periodic review.

When-Issued and Forward Commitment Securities. The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions will be subject to the Fund’s limitation on indebtedness unless, at the time the Fund enters into such a transaction, a segregated account consisting of cash, debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”) or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In these cases, the Fund may incur a loss.

Restricted and Illiquid Investments

Although the Fund invests primarily in publicly-traded securities, it may invest a portion of the value of its total assets in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act, which is designed to further facilitate efficient trading among qualified institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A, and an institutional market develops for those securities, the Fund likely will be able to dispose of those securities without registering them under the 1933 Act. If qualified institutional buyers become uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of increasing the level of the Fund’s illiquidity. The Fund may adopt procedures under which certain Rule 144A securities will not be deemed to be illiquid, if certain criteria are satisfied with respect to those securities and the market therefor. Securities that are considered to be illiquid are not expected to exceed 15% of the Fund’s net assets (as determined at the time of investment). Foreign securities that can be freely sold in the markets in which they are principally traded are not considered by the Fund to be restricted or illiquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States. Repurchase agreements with maturities of more than seven days will be treated as illiquid.

When registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell a security and the time the Fund may be permitted to sell that security under an effective registration statement. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value, as determined in accordance with procedures approved and periodically reviewed by the Fund’s board of trustees (the “Board,” and the members of the Board, the “Trustees”).

Investments in restricted securities and other illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which the Fund is carrying the securities. As a result, in determining the proportion of the value of its total assets that will be invested in restricted and other illiquid investments, the Fund will consider the need to maintain an adequate level of liquidity in its portfolio in order to fund the repurchase of shares from shareholders without unnecessarily adversely impacting the value of the Fund’s portfolio.

Investments in Distressed Companies and Restructurings

Though not currently anticipated by the Adviser, the Fund may invest in securities and private claims and obligations of domestic and foreign entities which are experiencing significant financial or business difficulties, such as non-performing and sub-performing loans, loan participations, claims held by trade or other creditors, partnership interests and similar financial instruments, most of which are not publicly traded and which may involve a substantial degree of risk. If the Fund makes such an investment, it may lose a substantial portion or all of its investment in a troubled loan or equity interest or may be required to accept cash or securities with a value less than their share of the investment. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult for the Adviser to obtain information as to the true condition of such entities.

Lending Portfolio Securities

Though not currently anticipated by the Adviser, the Fund may lend its securities to domestic and foreign brokers, dealers and financial institutions. These loans will be secured by collateral (consisting of cash, U.S. Government Securities or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may at any time call the loan and obtain the return of the securities loaned. The Fund will be entitled to payments equal to the interest and dividends on the loaned security and may receive a premium for lending the securities. Lending portfolio securities may result in income to the Fund, but there may be delays in the recovery of the loaned securities or a loss of rights in the collateral supplied should the borrower fail financially. Securities lending involves a form of leverage, and the Fund may incur a loss if securities purchased with the collateral from securities loans decline in value.

INVESTMENT ADVISORY AND OTHER SERVICES

Subject to the supervision and control of the Board, the Adviser serves as the Fund’s investment adviser, pursuant to an investment advisory agreement (the “Advisory Agreement”). The Advisory Agreement was approved by the Board (including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”)), at a meeting held in person on November 12, 2014, and approved on that date by the then sole shareholder of the Fund.

The Adviser is responsible for: (i) developing and implementing the Fund’s investment program, (ii) managing the Fund’s investment portfolio and making all decisions regarding the purchase and sale of investments for the Fund, and (iii) providing various management and administrative services to the Fund. The Advisory Agreement provides that, in consideration for providing certain management services (provided by the Adviser or an affiliate) and administrative services (provided by the Adviser or an affiliate), the Adviser will be entitled to receive the management fee and incentive fee, as set forth under “Fees and Expenses” in the Prospectus and as described below. The management fee and incentive fee arrangements between the Fund and the Adviser were also approved in person by the Board (including a majority of the Independent Trustees), and approved on that date by the then sole shareholder of the Fund, on November 12, 2014.

Those certain management and administrative services provided by the Adviser (or an affiliate) include assisting the Fund in selecting, and monitoring the quality of services provided by, the Fund’s administrator, custodian, transfer agent, and other organizations that provide services to the Fund. In addition, the Adviser (or an affiliate) provides office space, facilities, equipment and other support services and personnel as necessary to operate the Fund. The Adviser is also responsible for providing additional management and administrative services as may reasonably be required in connection with the business affairs and operations of the Fund beyond those furnished by the Fund’s administrator.

The Advisory Agreement provides for indemnification by the Fund of the Adviser and its affiliates from any and all costs, losses, claims, damages or liabilities, joint or several, including reasonable attorneys’ fees and disbursements incurred by them resulting in any way from their performance or non-performance of their duties with respect to the Fund. Indemnification is only available to the extent the cost, loss, claim, damage or liability did not result from willful misfeasance, bad faith or gross negligence in the performance by the persons seeking indemnification of their duties, or the reckless disregard of their obligations and duties, under the Advisory Agreement.

The Advisory Agreement provides that it will continue in effect for two years and that, after the initial period of effectiveness, will continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Board who are not parties to the agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such continuance, and either: (i) the vote of a majority of the outstanding shares of the Fund; or (ii) the vote of a majority of the full Board. The Advisory Agreement also provides that it may be terminated at any time, without the payment of any penalty, either by: (i) the Fund, by action of the Board or by vote of a majority of the outstanding shares of the Fund, on 60 days’ written notice; or (ii) the Adviser on 60 days’ written notice to the Fund. The Advisory Agreement will terminate immediately in the event of its “assignment” (as defined in the 1940 Act). A discussion regarding the basis for the Board’s approval of the Advisory Agreement and the factors the Board considered is available in the Fund’s semi-annual report to shareholders for the period ended March 31, 2015.

In consideration of management services provided by the Adviser and for services provided by the Adviser or an affiliate for certain administrative services, the Fund pays the Adviser a monthly management fee computed at the annual rate of 1.50% of the Fund’s average daily net assets (the “Management Fee”), which is due and payable in arrears within five business days after the end of each month. This fee is accrued daily as an expense to be paid out of the Fund’s assets and will have the effect of reducing the net asset value of the Fund.

The Fund also pays the Adviser a performance-based incentive fee (the “Incentive Fee”) promptly after the end of each fiscal year of the Fund. The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 20% of the amount by which the Fund’s net profits for all Fiscal Periods (as defined below) ending within or coterminous with the close of such fiscal year exceed the balance of the loss carryforward account (as described below), without duplication for any Incentive Fees paid during such fiscal year. The Fund also pays the Adviser the Incentive Fee in the event a Fiscal Period is triggered in connection with a share repurchase offer by the Fund, as described below. For purposes of calculating the Incentive Fee, net profits means the amount by which: (a) the net assets of the Fund as of the end of a Fiscal Period, increased by the dollar amount of shares of the Fund repurchased during the Fiscal Period (excluding shares to be repurchased as of the last day of the Fiscal Period after determination of the Incentive Fee) and by the amount of dividends and other distributions paid to shareholders during the Fiscal Period and not reinvested in additional shares (excluding any dividends and other distributions to be paid as of the last day of the Fiscal Period), exceeds (b) the net assets of the Fund as of the beginning of the Fiscal Period, increased by the dollar amount of shares of the Fund issued during the Fiscal Period (excluding any shares issued in connection with the reinvestment of dividends and other distributions paid by the Fund). Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, determined in accordance with the valuation and accounting policies and procedures of the Fund. “Fiscal Period” means each twelve-month period ending on the Fund’s fiscal year-end (or such other period ending on the Fund’s fiscal year-end in the event the Fund’s fiscal year is changed), provided that whenever the Fund conducts a share repurchase offer, the period of time from the last Fiscal Period-end through the effective date of the repurchase offer also constitutes a Fiscal Period. Upon termination of the Advisory Agreement, the Fund will pay the Incentive Fee to the Adviser as if the date of effectiveness of such termination is the end of the Fund’s fiscal year.

In the event that an Incentive Fee is payable with respect to a Fiscal Period that is not the Fund’s fiscal year-end due to the Fund’s share repurchases, the Incentive Fee will be determined as if the end of such Fiscal Period were the end of the Fund’s fiscal year, and only that portion of the Incentive Fee that is proportional to the Fund’s assets paid in respect of such share repurchases (not taking into account any proceeds from any contemporaneous issuance of shares of the Fund, by reinvestment of dividends and other distributions or otherwise) will be paid to the Adviser for such Fiscal Period. Since the Fund may conduct repurchase offers every month, Fiscal Periods could be triggered (and, therefore, a portion of the Incentive Fee, if any, would be payable to the Adviser) up to twelve times each fiscal year.

The Incentive Fee is calculated and accrued daily as an expense of the Fund (as if each day is the end of the Fund’s fiscal year). The Adviser will be under no obligation to repay any Incentive Fee or portion thereof previously paid to it by the Fund. Thus, the payment of an Incentive Fee for a Fiscal Period will not be reversed by the subsequent decline in assets of the Fund in any subsequent Fiscal Period.

The Incentive Fee will be payable for a Fiscal Period only if there is no positive balance in the Fund’s loss carryforward account. The loss carryforward account is an account that will have an initial balance of zero upon commencement of the Fund’s operations and, thereafter, will be credited as of the end of each Fiscal Period with the amount of any net loss of the Fund for that Fiscal Period and will be debited with the amount of any net profits of the Fund for that Fiscal Period, as applicable (provided, however, that the debiting of net profits may only reduce a positive balance in the loss carryforward account and may not reduce the balance of the loss carryforward account below zero). This is sometimes known as a “high water mark.” The balance of the loss carryforward account, if any, will be subject to a proportionate reduction as of the day following: (i) the payment by the Fund of any dividend or other distribution to shareholders (unless the full amount thereof is reinvested in shares of the Fund); and (ii) any repurchase by the Fund of its shares.

MANAGEMENT OF THE FUND

The Board has overall responsibility for the management and supervision of the operations of the Fund and has approved the Fund’s investment program. It exercises similar powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board also oversees the Fund’s risk management processes, primarily through the functions (described below) performed by the Audit Committee. The Trustees will not contribute to the capital of the Fund in their capacity as Trustees, but may subscribe for shares, subject to the eligibility requirements described in the Prospectus.

The identity of the Trustees, and brief biographical information regarding each Trustee, is set forth below.

Independent Trustees

Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Trusteeships/ Directorships Held by Trustee
Gil Sadka, 39	Trustee	Indefinite/Since Inception	Associate Professor, University of Texas at Dallas; Associate Professor, Columbia University (July 2005- June 2014)	None(2)	None
Kenneth Rochlin, 47	Trustee	Indefinite/Since Inception	Administrator, Ramaz School	None(2)	None

The address of each Independent Trustee is 366 Madison Avenue, 12th Floor, New York, NY 10017.

1)	“Fund Complex” means any two or more registered investment companies that: (i) share the same investment adviser or principal underwriter; and (ii) hold themselves out to investors as related companies for purposes of investment and investor services. Currently, the Fund is not part of any “Fund Complex.”
2)	Other than the Fund.

Interested Trustees(1)

Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Thomas Hess, 42	Trustee, Chairman, Chief Financial Officer and Chief Compliance Officer	Indefinite/Since Inception	Chief Operating Officer and Chief Compliance Officer, Corsair Capital Management, L.P.	None(2)	None
1)	“Interested person” of the Fund or the Adviser, as defined by the 1940 Act. Mr. Hess is an interested person of the Fund due to his position as an officer of the Fund and the Adviser.
2)	Other than the Fund.

Each of the Trustees was elected to the Board by the sole shareholder of the Fund (the Adviser).

The Trustees serve on the Board for terms of indefinite duration. Except as required by the 1940 Act, Trustees need not be elected by shareholders. Each Trustee shall serve during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor. Any Trustee may resign at any time by written instrument signed by him/her and delivered to any officer of the Trust or to a meeting of the Trustees. The Board, by action of a majority of the then remaining Trustees at a duly constituted meeting, may fill vacancies in the Board or remove Trustees with or without cause; except that a vacancy shall be filled only by a person elected by shareholders if required by the 1940 Act. Any Trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. A meeting of shareholders for the purpose of electing or removing one or more Trustees may be called (i) by the Trustees upon their own vote, or (ii) upon the demand of a shareholder or shareholders owning shares representing 10% or more of all votes entitled to be cast by outstanding shares.

The following table sets forth certain information regarding the compensation expected to be received by the Independent Trustees from the Fund for the period from December 1, 2014 (commencement of operations) through September 30, 2015. No compensation is paid by the Fund to Trustees who are “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser.

Compensation Table

Name of Trustee	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and the Fund Complex
Gil Sadka	$10,000	0	0	$10,000
Kenneth Rochlin	$10,000	0	0	$10,000

Currently, the Independent Trustees are each paid an annual retainer of $10,000 by the Fund, and are reimbursed by the Fund for their reasonable out-of-pocket expenses. The Trustees do not receive any pension or retirement benefits from the Fund.

Board Committees

The only standing committees of the Board are the Audit Committee and the Nominating Committee. The Audit Committee is comprised of the Independent Trustees. The Audit Committee has, as its primary purpose, oversight responsibility with respect to: (i) the adequacy of the Fund’s accounting and financial reporting processes, policies and practices; (ii) the integrity of the Fund’s financial statements and the independent audit thereof; (iii) the adequacy of the Fund’s overall system of internal controls and, as appropriate, the internal controls of certain service providers; (iv) the Fund’s compliance with certain legal and regulatory requirements; (v) determining the qualification and independence of the Fund’s independent auditors; and (vi) the Fund’s internal audit function. To the extent there are Trustees who are not members of the Audit Committee, the Audit Committee members shall report its activities to the full Board on a regular basis and make such recommendations as the Audit Committee may deem necessary or appropriate. During the period from December 1, 2014 (commencement of operations) through September 30, 2015, the Audit Committee held 1 meeting.

The Board also formed a Nominating Committee is comprised of the Independent Trustees to which the discretion to select and nominate candidates to serve as Independent Trustees has been committed. While the Nominating Committee is responsible for the selection and nomination of the Fund’s Independent Trustees, the Nominating Committee may consider nominations for the office of Independent Trustee made by shareholders in the Fund or by Fund management as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations (that include biographical information and set forth the qualifications of the proposed nominee) to Corsair Opportunity Fund, 366 Madison Avenue, 12th Floor, New York, NY 10017; Attention: Chief Executive Officer. During the period from December 1, 2014 (commencement of operations) through September 30, 2015, no meetings of the Nominating Committee have been held.

Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. The Independent Trustees have, through their annual self-assessment process, expressed their satisfaction with the current composition of the Board and, in this regard, accorded particular weight to the individual professional and personal background of each Trustee, as set forth in the biographies included in the table contained in "Management of the Fund—Independent Trustees." The Independent Trustees also considered that Mr. Hess is not an Independent Trustee, but recognized that he is the Chief Compliance Officer and Chief Operating Officer of the Adviser, and, as such, helps foster the Board's direct access to information regarding the Adviser, which is the Fund's most significant service provider. In considering the candidacy of a prospective Independent Trustee, the Nominating Committee and the Board would take into account a variety of factors, including each nominee's professional background and experience.

Equity Securities Owned by Trustees

As of September 30, 2015, none of the Trustees own shares of the Fund. As of September 30, 2015, the Independent Trustees, and their immediate family members, did not beneficially own or own of record securities in the Adviser, or any persons (other than registered investment companies) directly or indirectly controlling, controlled by or under common control with the Adviser.

Fund Officers

In accordance with the Fund’s agreement and declaration of trust, the Board has selected the following persons to serve as officers of the Fund:

Officers

Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen
Thomas Hess, 42	Trustee, Chairman, Chief Financial Officer and Chief Compliance Officer	Indefinite/Since Inception	Chief Operating Officer and Chief Compliance Officer, Corsair Capital Management, L.P.	None(1)
Jay Petschek, 57	President and Principal Executive Officer	Indefinite/Since Inception	Managing Member of the General Partner, Corsair Capital Management, L.P.	None(1)

The address of each Officer is 366 Madison Avenue, 12th Floor, New York, NY 10017.

(1)	Other than the Fund.

PORTFOLIO MANAGERS

The following table provides information regarding other accounts managed by the Fund’s portfolio managers, Messrs. Steven Major and Jay Petschek (each, a “Portfolio Manager”), as of September 30, 2015.

Registered Investment Companies Managed by each of the Portfolio Managers

Number Total	Total Assets	Number with Performance Based Fees	Total Assets with Performance- Based Fees
1	$207,570,040	N/A	N/A

Pooled Investment Vehicles Managed by each of the Portfolio Managers

Number Total	Total Assets	Number with Performance Based Fees	Total Assets with Performance-Based Fees
7	$1,041,416,761	7	$1,041,416,761

Other Accounts Managed by each of the Portfolio Managers

Number Total	Total Assets	Number with Performance Based Fees	Total Assets with Performance-Based Fees
1	$72,975,937	1	$72,975,937

Portfolio Manager Compensation

Messrs. Major and Petschek’s compensation consists of periodic draws and the income from the profits of the Adviser. The level of the Adviser’s profitability in turn is dependent on the advisory fees and performance fees and allocations received from the Fund and other advisory clients.

Securities Ownership of Portfolio Managers

As of September 30, 2015, the Portfolio Managers did not own directly any shares of the Fund.

TAX ASPECTS

The following is a general summary of the material anticipated U.S. federal income tax consequences of the purchase, ownership and disposition of shares of the Fund. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Fund as capital assets for federal income tax purposes. This summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the shares. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. The discussions set forth here and in the Prospectus do not constitute tax advice. Shareholders must consult their own tax advisers as to the federal income tax consequences of the purchase, ownership and disposition of shares of the Fund, as well as the effects of state, local and non-U.S. tax laws.

Federal Income Taxation of the Fund

The Fund has elected, and intends to qualify each year, as a regulated investment company (“RIC”) under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements relating to, among other things, the sources of its income (the “Gross Income Requirement”) and diversification of its assets (the “Diversification Requirement”). If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders. If the Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

To avoid a nondeductible 4% federal excise tax, the Fund will be required to distribute by December 31 of each year at least an amount equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income (which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years on which the Fund paid no U.S. federal income tax. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

The Diversification Requirement requires the Fund to diversify its holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of the Fund’s total assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities representing, in respect of any one issuer, no more than 5% of the value of the Fund’s assets and no more than 10% of the outstanding voting securities of such issuer; and
•	no more than 25% of the value of the total assets of the Fund is invested in (i) the securities of any one issuer, other than U.S. government securities or securities of other RICs, (ii) the securities of any two or more issuers that are controlled, as determined under applicable tax rules, by the Fund and that are engaged in the same or similar or related trades or businesses, or (iii) securities of qualified publicly traded partnerships.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund may be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders at the rates then applicable to dividend income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

As an alternative, there is a remedy for a failure of the Diversification Requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax. There is also a de minimis exception to a potential failure of the Diversification Requirement that would require corrective action but no tax payment. In addition, a failure of the Gross Income Requirement can be remedied, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

There is a possibility that the Fund may from time to time be considered under the Code to be a nonpublicly offered regulated investment company. Under Temporary Regulations, certain expenses of nonpublicly offered regulated investment companies, including advisory fees, may not be deductible by certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as an individual (thus, for example, a qualified pension plan is not subject to this rule). Such a shareholder’s pro rata portion of the affected expenses will be treated as an additional dividend to the shareholder and will be deductible by such shareholder, subject to the 2% “floor” on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A “nonpublicly offered regulated investment company” is a RIC whose shares are neither (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market nor (iii) held by at least 500 persons at all times during the taxable year.

Nature of the Fund’s Investments

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. An investment by the Fund in a “passive foreign investment company” may result in additional taxes as well as potentially causing the Fund to recognize income in advance of receiving cash payments.

Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Certain foreign currency gains and losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income (or loss) may increase (or decrease) the Fund’s income available for distribution.

Distributions to Shareholders

Distributions of the Fund’s investment company taxable income are, except as described below, taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits. Distributions of the Fund’s net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund’s current and accumulated earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute long-term or short-term capital gains to such holder, depending on the holder’s holding period in the shares.

The federal income tax rates generally are reduced to 20% (lower rates apply for individuals in lower tax brackets) on (1) long-term capital gains received by individuals and (2) “qualified dividend income” received by individuals from certain domestic and foreign corporations. Fund shareholders, as well as the Fund itself, must satisfy certain holding period and other requirements in order for the reduced rates to apply. Because the Fund intends to invest primarily in equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to “qualified dividend income.” No assurance can be given as to what percentage of the ordinary income dividends, if any, will consist of “qualified dividend income.” To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. Distributions are taxable, as described above, whether received in cash or reinvested in the Fund. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Sale of Shares

A shareholder will recognize a gain or loss on the sale of shares (other than a repurchase as described below) equal to the difference between the shareholder’s adjusted tax basis (which will include any sales load paid by such shareholder to a Selling Agent) in the shares sold and the amount received. Generally, any such gain or loss will be considered capital gain or loss if the shares are held as capital assets and generally will be treated as a long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to the Fund’s automatic reinvestment plan. In such a case, the tax basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale or exchange of Fund shares held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares and the amount of any undistributed capital gain of the Fund required to be included in the income of the shareholder with respect to such shares.

Tax on Net Investment Income

Individuals, estates and trusts are subject to a Medicare tax of 3.8% on “net investment income” (or undistributed “net investment income”, in the case of estates and trusts) for a taxable year, with such tax applying to the lesser of such income or the excess of such person’s adjusted gross income (with certain adjustments) over a specified amount.2 Net investment income includes net income from interest, dividends, annuities, royalties and rents and net gain attributable to the disposition of investment property. It is anticipated that net income and gain attributable to an investment in the Fund will be included in a shareholder’s “net investment income” subject to this Medicare tax.

Repurchase of Shares

The repurchase of shares by the Fund generally will be a taxable transaction for federal income tax purposes, either as a sale or exchange or, under certain circumstances, as a dividend. A repurchase of shares generally will be treated as a sale or exchange, with the results described above under “Sale of Shares,” if the receipt of cash by the shareholder results in a “complete redemption” of the shareholder’s interest in the Fund or is “substantially disproportionate” or “not essentially equivalent to a dividend” with respect to the shareholder. In determining whether any of these tests have been met, shares actually owned and shares considered to be owned by the shareholder by reason of certain constructive ownership rules generally must be taken into account. If any of the tests for sale or exchange treatment is met, a shareholder will generally recognize gain or loss on a repurchase equal to the difference between the amount of cash received by the shareholder and the adjusted tax basis of the shares repurchased. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. (See the discussion above under “Sale of Shares.”)

If none of the tests for sale or exchange treatment is met, the amount received by a shareholder on a repurchase of shares will be taxable to the shareholder as a dividend to the extent of such shareholder’s allocable share of the Fund’s current and accumulated earnings and profits. The excess of such amount received over the portion that is taxable as a dividend would constitute a non-taxable return of capital (to the extent of the shareholder’s adjusted tax basis in the shares repurchased), and any amount in excess of the shareholder’s adjusted tax basis would constitute taxable gain. Any remaining tax basis in the shares repurchased by the Fund will be transferred to any remaining shares held by such shareholder. In addition, if the Fund were treated as a nonpublicly offered regulated investment

[2]	The amount is $250,000 for married individuals filing jointly, $125,000 for married individuals filing separately, $200,000 for other individuals and the dollar amount at which the highest income tax bracket for estates and trusts begins.

company, then if a repurchase of shares is treated as a dividend to a tendering shareholder, a constructive dividend may result to a non-tendering shareholder whose proportionate interest in the earnings and assets of the Fund has been increased by such repurchase.

Backup Withholding

The Fund may be required to withhold federal income tax at the rate of 28% on all taxable distributions payable to non-corporate shareholders. This tax may be withheld from dividends if (i) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (ii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s United States federal income tax liability, if any, provided that the required information is furnished to the IRS on a timely basis.

Information Reporting

The Fund must report annually to the IRS and to each shareholder the amount of dividends, capital gain dividends and gross proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts.

The Fund must report to the IRS and furnish to shareholders basis information for repurchased shares. In addition to reporting the gross proceeds from the repurchase of shares, the Fund will also be required to report the basis information for such shares and indicate whether they had a short-term or long-term holding period. The Fund will permit shareholders to elect from among several acceptable basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default basis method. Shareholders should consult with their tax advisers to determine the best basis method for their tax situation and to obtain more information about how the basis reporting requirements apply to them.

Tax Shelter Reporting

If a shareholder recognizes a loss with respect to shares of $2 million or more for a non-corporate shareholder or $10 million or more for a corporate shareholder in any single taxable year (or in excess of certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the responsibility for voting proxies relating to portfolio securities held by the Fund to the Adviser as part of the Adviser’s management of the Fund pursuant to the Advisory Agreement. The Adviser has adopted proxy voting policies and procedures to ensure that it votes proxies in a manner that serves the best interests of its clients, including the Fund. The following is a summary of the Adviser’s proxy voting policies and procedures.

The Adviser’s Portfolio Managers (either singly or jointly) will generally be responsible for determining how to vote all proxy statements the Adviser receives with respect to securities held by its clients (which includes the Fund). The Adviser currently retains a third party, Institutional Shareholder Services, Inc. (“ISS”), to assist the Adviser in voting proxies.

Proxies received by the Adviser with respect to securities held in its clients’ accounts will generally be voted by ISS. ISS may also abstain from voting such proxies. However, the Portfolio Managers may elect to vote such proxies and/or override ISS, and in such case, they will vote the proxies in the manner that the Portfolio Managers determine is in the best interests of each client account for which it is voting. In addition, the Portfolio Managers may determine to abstain from voting a proxy if they believe that such action is in the best interests of the applicable client.

The Portfolio Managers may take into account the following factors, among others, in determining if a specific proposal is in, or not opposed to, the best interests of the applicable clients: (a) management of the issuer’s views and recommendations on such proposal; (b) whether the proposal may have the effect of entrenching existing management and/or making management less responsive to shareholders’ concerns (e.g., instituting or removing a poison pill, classified board of directors and/or other anti-takeover measure); and (c) whether the Portfolio Managers believe that the proposal will fairly compensate management for its and/or the issuer’s performance.

Due to the size and nature of the Adviser’s operations and the Adviser’s limited affiliations in the securities industry, the Adviser does not expect that material conflicts of interest will arise between the Adviser and a client account over proxy voting. If the Adviser’s chief compliance officer (the “Chief Compliance Officer”) believes that a material conflict exists between the Adviser and any of its clients for which it is voting, the Adviser shall rely exclusively on ISS to vote such proxies (and the Portfolio Managers will not vote such proxies or override ISS’s vote).

Special considerations may apply in cases of conflicts of interest involving those funds that are deemed to constitute “plan assets” under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Chief Compliance Officer will confer with appropriate ERISA counsel in such cases.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be reported on Form N-PX and be made available no later than August 31 of each year. Such information can be obtained (i) without charge, upon request, by calling the Fund (collect) at (212) 949-3000 and (ii) at the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 31, 2015, the following persons own of record or beneficially, 5% or more of the Fund’s outstanding equity securities:

Name	Address	% of Ownership
Corsair Capital Management LP	87 Sheldrake Road, Scarsdale, NY, 10583	67.01%
NFS LLC FBO Roux 2012 Children's TR FBO Alexander Roux None	C/O Beth Lehman 93 Worcester St. 4th Floor, Wellesley, MA, 02481	8.98%
NFS LLC FBO Roux 2012 Children's TR FBO Margot Roux None	C/O Beth Lehman 93 Worcester St. 4th Floor, Wellesley, MA, 02482	8.98%
NFS LLC FBO Roux 2012 Children's TR FBO Jocelyn Roux None	C/O Beth Lehman 93 Worcester St. 4th Floor, Wellesley, MA, 02483	8.98%

GENERAL INFORMATION

Independent Registered Public Accounting Firm

EisnerAmper LLP (“EisnerAmper”) acts as independent registered public accountant for the Fund and in such capacity audited the Fund’s annual financial statements as of September 30, 2015 and for the period from December 1, 2014 (commencement of operations) through September 30, 2015. The principal business address of EisnerAmper is 750 Third Avenue, New York, NY, 10017.

FINANCIAL STATEMENTS

Appendix A to this SAI provides financial information regarding the Fund. The Fund’s financial statements have been audited by EisnerAmper.

Appendix A

A-1

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Schedule of Investments
As of September 30, 2015

Number of Shares		Value
	COMMON STOCKS – 88.1%
	AGRICULTURAL CHEMICALS – 0.2%
401	CF Industries Holdings, Inc.	$18,005
	AIRCRAFT & PARTS – 1.2%
1,693	Esterline Technologies Corp.[1]	121,710
	AIRLINES – 0.3%
428	Japan Airlines Co., Ltd.[2]	15,038
2,116	Republic Airways Holdings, Inc.[1]	12,230
		27,268
	AUTO PARTS – 0.0%
1,045	Jason Industries, Inc.[1]	4,577
	BASIC & DIVERSIFIED CHEMICALS – 4.6%
8,348	Huntsman Corp.	80,892
2,331	Innophos Holdings, Inc.	92,401
63	LyondellBasell Industries NV, Class A2	5,252
17,431	Olin Corp.	293,015
		471,560
	BUILDING SUB CONTRACTORS – 1.5%
6,181	Installed Building Products, Inc.[1]	156,256
	CABLE & SATELLITE – 1.6%
2,460	Liberty Global PLC1 2	100,909
1,425	Liberty Global PLC, Class A1 2	61,190
		162,099
	CATALOG & TV BASED RETAILERS – 1.1%
4,208	Liberty Interactive Corp. QVC Group, Class A1	110,376
	COAL OPERATIONS – 0.4%
3,074	Westmoreland Coal Co.[1]	43,313
	COMMERCIAL VEHICLES – 0.2%
686	Allison Transmission Holdings, Inc.	18,309
	COMMERCIAL & RESIDENTIAL BUILDING EQUIPMENT AND SYSTEMS – 0.1%
139	Honeywell International, Inc.	13,162
	COMMUNICATIONS EQUIPMENT – 3.8%
12,748	CommScope Holding Co., Inc.[1]	382,822
	CONSUMER FINANCE – 1.0%
1,101	Ally Financial, Inc.[1]	22,438
207	Capital One Financial Corp.	15,012
1,186	Discover Financial Services	61,660
		99,110
	CONTAINERS & PACKAGING – 1.1%
69,721	Orora Ltd.[2]	113,045
	DEFENSE PRIMES – 4.9%
6,848	Orbital ATK, Inc.	492,166

1

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Schedule of Investments (continued)
As of September 30, 2015

Number of Shares		Value
	DIVERSIFIED BANKS – 0.9%
1,893	Citigroup, Inc.	$93,912
	ELECTRICAL POWER EQUIPMENT – 1.5%
1,984	Babcock & Wilcox Enterprises, Inc.[1]	33,331
4,587	BWX Technologies, Inc.	120,914
		154,245
	ENTERTAINMENT CONTENT – 1.0%
2,313	CBS Corp., Class B	92,289
147	Time Warner, Inc.	10,106
		102,395
	ENTERTAINMENT FACILITIES – 0.8%
1,840	Six Flags Entertainment Corp.	84,235
	EXPLORATION & PRODUCTION – 0.1%
88	Occidental Petroleum Corp.	5,821
	FLOW CONTROL EQUIPMENT – 1.1%
2,153	Pentair PLC[2]	109,889
	FOOD & DRUG STORES – 1.3%
531	CVS Health Corp.	51,231
1,010	Walgreens Boots Alliance, Inc.	83,931
		135,162
	FOOD SERVICES – 3.3%
11,312	Aramark	335,288
	HEALTH CARE FACILITIES – 1.5%
9,689	Kindred Healthcare, Inc.	152,602
	HEALTH CARE SERVICES – 0.1%
2,017	Enzo Biochem, Inc.[1]	6,394
	HOUSEHOLD PRODUCTS – 1.7%
3,654	Clearwater Paper Corp.[1]	172,615
	INDUSTRIAL DISTRIBUTORS & RENTAL – 2.8%
9,902	HD Supply Holdings, Inc.[1]	283,395
	INFORMATION SERVICES – 3.4%
11,920	IMS Health Holdings, Inc.[1]	346,872
	INSTITUTIONAL TRUST, FIDUCIARY & CUSTODY – 0.6%
943	State Street Corp.	63,379
	INSURANCE BROKERS – 3.3%
3,720	Aon PLC[2]	329,629
	INTERNET BASED SERVICES – 0.4%
1,065	Liberty Ventures[1]	42,973
	INTERNET MEDIA – 3.0%
4,713	IAC/InterActiveCorp	307,617

2

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Schedule of Investments (continued)
As of September 30, 2015

Number of Shares		Value
	LIFE INSURANCE – 4.3%
463	MetLife, Inc.	$21,830
10,693	Voya Financial, Inc.	414,568
		436,398
	LIFE SCIENCE EQUIPMENT – 1.7%
6,577	VWR Corp.[1]	168,963
	LODGING – 0.6%
1,857	Diamond Resorts International, Inc.[1]	43,435
313	Marriott International, Inc., Class A	21,347
		64,782
	MARINE SHIPPING – 0.2%
203	Hornbeck Offshore Services, Inc.[1]	2,747
603	Teekay Corp.[2]	17,873
		20,620
	MORTGAGE FINANCE – 0.7%
5,176	Nationstar Mortgage Holdings, Inc.[1]	71,791
	OTHER COMMERCIAL SERVICES – 4.0%
11,510	KAR Auction Services, Inc.	408,605
159	Tricon Capital Group, Inc.[2]	1,226
		409,831
	PROPERTY & CASUALTY INSURANCE – 2.3%
545	AmTrust Financial Services, Inc.	34,324
799	Berkshire Hathaway, Inc., Class B1	104,190
166	Loews Corp.	5,999
4,681	National General Holdings Corp.	90,296
		234,809
	POWER GENERATION – 1.5%
10,108	Calpine Corp.[1]	147,577
	PUBLISHING & BROADCASTING – 5.3%
410	Liberty Media Corp., Class A1	14,645
18,553	News Corp.	234,139
11,239	Sinclair Broadcast Group Inc., Class A	284,572
		533,356
	REAL ESTATE SERVICES – 2.1%
25,976	Countrywide PLC[2]	197,246
485	Realogy Holdings Corp.[1]	18,251
		215,497
	REFINING & MARKETING – 0.5%
280	Phillips 66	21,515
248	Tesoro Corp.	24,116
		45,631

3

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Schedule of Investments (continued)
As of September 30, 2015

Number of Shares		Value
	REINSURANCE – 0.4%
682	Endurance Specialty Holdings Ltd.[2]	$41,622
	REIT – 6.2%
1,873	Equity Commonwealth[1]	51,020
9,048	Rouse Properties, Inc.	140,968
8,805	Ryman Hospitality Properties, Inc.	433,470
		625,458
	RENEWABLE ENERGY EQUIPMENT – 0.0%
185	SunEdison, Inc.[1]	1,328
	SPECIALTY CHEMICALS – 8.9%
9,625	Axalta Coating Systems Ltd.1 2	243,897
13,278	Chemtura Corp.[1]	380,016
23,198	Globe Specialty Metals, Inc.	281,392
113	Valhi, Inc.	214
		905,519
	TELECOM CARRIERS – 0.5%
2,112	Quebecor, Inc., Class B	46,228
	WASTE MANAGEMENT – 0.1%
323	Clean Harbors, Inc.[1]	14,202
	TOTAL COMMON STOCKS
	(Cost $9,471,645)	8,943,813
	INVESTMENT COMPANIES / ETFS – 0.7%
	INVESTMENT MANAGEMENT – 0.7%
378	SPDR S&P 500 ETF Trust	72,436
	TOTAL INVESTMENT COMPANIES / ETFS
	(Cost $73,190)	72,436
	MUTUAL FUNDS – 0.1%
	INVESTMENT COMPANIES – 0.1%
1,448	OFS Capital Corp.	14,828
	TOTAL MUTUAL FUNDS
	(Cost $16,752)	14,828
	SHORT-TERM INVESTMENTS – 33.6%
	MONEY MARKET FUNDS – 33.6%
3,414,029	Federated Treasury Obligations Fund 0.01%[3]	3,414,029
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $3,414,029)	3,414,029
	TOTAL INVESTMENTS –122.5%
	(Cost $12,975,616)	12,445,106
	Liabilities in Excess of Other Assets – (22.5)%	(2,286,418)
	TOTAL NET ASSETS –100.0%	$10,158,688

4

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Schedule of Investments (continued)
As of September 30, 2015

Number of Shares		Value
	SHORT SECURITIES – (6.3)%
	COMMON STOCKS – (1.7)%
	AIRLINES – (0.1)%
(3,975)	ANA Holdings, Inc.[2]	$(11,080)
	AUTO PARTS – (0.1)%
(141)	Dorman Products, Inc.[1]	(7,175)
	BASE METALS – 0.0%
(356)	Alcoa, Inc.	(3,439)
	BUILDING MAINTENANCE SERVICES – (0.1)%
(228)	Healthcare Services Group, Inc.	(7,684)
	COMMUNICATIONS EQUIPMENT – 0.0%
(44)	Rovi Corp.[1]	(462)
	CONSTRUCTION & MINING MACHINERY – 0.0%
(60)	Joy Global, Inc.	(896)
	ELECTRICAL POWER EQUIPMENT – (0.1)%
(520)	General Electric Co.	(13,114)
	ENTERTAINMENT FACILITIES – 0.0%
(55)	Live Nation Entertainment, Inc.[1]	(1,322)
	INTEGRATED OILS – (0.1)%
(80)	Exxon Mobil Corp.	(5,948)
	INTERNET BASED SERVICES – (0.1)%
(47)	Expedia, Inc.	(5,531)
(19)	TripAdvisor, Inc.[1]	(1,197)
		(6,728)
	OFFICE ELECTRONICS – 0.0%
(338)	Ricoh Co., Ltd.[2]	(3,394)
	OIL & GAS SERVICES & EQUIP – 0.0%
(113)	Tidewater, Inc.	(1,485)
	PROPERTY & CASUALTY INSURANCE – 0.0%
(86)	CNA Financial Corp.	(3,004)
	POWER GENERATION – 0.0%
(77)	TerraForm Power, Inc., Class A	(1,095)
	PROFESSIONAL SERVICES – 0.0%
(251)	HMS Holdings Corp.[1]	(2,201)
	PUBLISHING & BROADCASTING – (0.2)%
(4,230)	Sirius XM Holdings, Inc.[1]	(15,820)
	REFINING & MARKETING – (0.1)%
(225)	Valero Energy Corp.	(13,522)

5

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Schedule of Investments (continued)
As of September 30, 2015

Number of Shares		Value
	REIT – (0.8)%
(713)	Host Hotels & Resorts, Inc.	$(11,273)
(380)	LaSalle Hotel Properties	(10,788)
(551)	National Retail Properties, Inc.	(19,985)
(199)	Realty Income Corp.	(9,431)
(114)	Simon Property Group, Inc.	(20,944)
(254)	Sunstone Hotel Investors, Inc.	(3,360)
		(75,781)
	TOTAL COMMON STOCKS
	(Proceeds $(188,897))	$(174,150)
	INVESTMENT COMPANIES / ETFS – (4.6)%
	INVESTMENT MANAGEMENT – (4.6)%
(502)	Energy Select Sector SPDR Fund	(30,723)
(3,127)	iShares Russell 2000 ETF	(341,469)
(254)	iShares Russell 2000 Growth ETF	(34,028)
(474)	iShares U.S. Real Estate ETF	(33,630)
(888)	SPDR S&P Homebuilders ETF	(30,396)
		(470,246)
	TOTAL INVESTMENT COMPANIES / ETFS
	(Proceeds $(505,696))	$(470,246)
	TOTAL SHORT SECURITIES
	(Proceeds $(694,593))	$(644,396)
(1)	Non-income producing security.
(2)	Security country not located in the United States or Canada.
(3)	The rate is the annualized seven-day yield at period end.

ETF – Exchange Traded Fund
PLC – Public Limited Company
REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements.

6

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Graphical Illustration
As of September 30, 2015 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Financials	21.8%
Materials	14.9%
Industrials	13.6%
Communications	11.8%
Consumer Discretionary	10.2%
Technology	7.2%
Health Care	3.2%
Consumer Staples	3.0%
Utilities	1.5%
Energy	0.9%
Total Common Stocks	88.1%
Short-Term Investments
Money Market Funds	33.6%
Mutual Funds
Financials	0.1%
Investment Companies / ETFs
Financials	0.7%
Total Investments	122.5%
Liabilities in Excess of Other Assets	(22.5)%
Total Net Assets	100.0%

Liabilities in Excess of Other Assets, -22.50%
Financials, 21.80%
Investment Companies / ETFs, 0.70%
Materials, 14.90%
Mutual Funds, 0.10%
Short-Term Investments, 33.60%
Industrials, 13.60%
Energy, 0.90%
Communications, 11.80%
Utilities, 1.50%
Consumer Discretionary, 10.20%
Consumer Staples, 3.00%
Health Care, 3.20%
Technology, 7.20%

7

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Statement of Assets and Liabilities
As of September 30, 2015

Assets:
Investments at fair value (cost $12,975,616)	$12,445,106
Cash	1,637
Foreign cash (cost $14,358)	14,379
Cash deposited with broker for securities sold short	503,916
Receivables:
Dividends and interest	11,533
Investment securities sold	198,182
Due from Advisor	60,818
Prepaid expenses	3,910
Deferred offering costs	17,095
Total assets	13,256,576

Liabilities:
Securities sold short, at value (proceeds $694,593)	644,396
Payables:
Investment securities purchased	2,356,248
Professional fees	64,461
Fund administration	16,343
Transfer agent fees and expenses	2,820
Custody fees	4,555
Trustees' fees	4,945
Accrued other expenses	4,120
Total liabilities	3,097,888

Net Assets	$10,158,688

Net Assets Consist of:
Capital (unlimited shares authorized, 20,000,000 shares registered, $0.001 par value)	$10,906,017
Accumulated net investment loss	(43,755)
Accumulated net realized loss	(223,221)
Unrealized appreciation (depreciation) on:
Investments	(530,510)
Foreign currency translations	(40)
Securities sold short	50,197
Net Assets	$10,158,688

Shares
Shares of beneficial interest issued and outstanding	1,101,343
Net asset and redemption price value per share	$9.22
Maximum offering price per share (Net asset value per share divided by 0.97)[1]	$9.51
(1)	Reflects a maximum sales charge of 3.00%.

See accompanying notes to financial statements.

8

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Statement of Operations
For the period from December 1, 2014
(commencement of operations) through September 30, 2015*

Investment Income:
Dividends (net of foreign withholding taxes of $978)	$77,719
Interest	330
Total investment income	78,049

Expenses:
Organizational expenses (See Note 4)	145,716
Management fees (see Note 4)	128,641
Offering costs (See Note 4)	83,546
Accounting and administration expenses	80,987
Audit expense	63,104
Legal expense	32,970
Custodian expense	22,973
Printing expense	15,471
Trustees' expense	14,945
Transfer agent expense	14,241
Dividends and interest on securities sold short	4,859
Insurance expense	2,165
Registration expense	1,632
Miscellaneous	5,925
Total expenses	617,175
Expenses waived and reimbursed from advisor (see Note 4)	(419,367)
Net expenses	197,808
Net investment loss	(119,759)

Realized and Unrealized Gain (Loss) on Investments and foreign currency:
Net realized gain (loss) on:
Investments	(221,028)
Foreign currency translations	1,664
Securities sold short	(1,836)
Total net realized loss	(221,200)
Change in unrealized appreciation (depreciation) on:
Investments	(530,510)
Foreign currency translations	(40)
Securities sold short	50,197
Total change in unrealized depreciation	(480,353)
Net realized and unrealized loss on investments, foreign currency translations and securities sold short	(701,553)

Net Decrease in Net Assets from Operations	$(821,312)
*	The Fund’s inception date was December 1, 2014. Prior to December 1, 2014, the Fund had been inactive except for matters related to the Fund's establishment, designation and planned registration.

See accompanying notes to financial statements.

9

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Statement of Changes in Net Assets
For the period from December 1, 2014
(commencement of operations) through September 30, 2015*

Change in Net Assets From:
Operations:
Net investment loss	$(119,759)
Net realized loss on investments, foreign currency translations and securities sold short	(221,200)
Change in unrealized depreciation on investments, foreign currency translations and securities sold short	(480,353)
Net decrease in net assets resulting from operations	(821,312)

Capital Share Transactions:
Net proceeds from shares sold	10,880,000
Net increase from capital share transactions	10,880,000

Net change in net assets	10,058,688

Net Assets:
Beginning of period	100,000
End of period	$10,158,688

Accumulated net investment loss	$(119,759)

Transactions in Shares:
Issuance of shares	1,091,343
Net increase	1,091,343
*	The Fund’s inception date was December 1, 2014. Prior to December 1, 2014, the Fund had been inactive except for matters related to the Fund's establishment, designation and planned registration.

See accompanying notes to financial statements.

10

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Financial Highlights
For the period from December 1, 2014
(commencement of operations) through September 30, 2015*

Per share income and capital changes for a share outstanding throughout the period.

Per Share Operating Performance:
Issuance of shares	$10.00
Change in net assets from operations:
Net investment loss	(0.11)
Net realized and unrealized loss on investments, foreign currency translations and securities sold short	(0.67)
Total change in net assets from operations	(0.78)
Net asset value, end of year	$9.22

Total return before incentive fees	(7.80)%[1]
Incentive fees	—
Total return after incentive fees	(7.80)%[1]

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$10,159

Ratio of expenses to average net assets:
Before fee waivers/reimbursement of expenses, inclusive of short dividend expense	6.91%[2]
After fee waivers/reimbursement of expenses, inclusive of short dividend expenses	2.31%[2]
Before fee waivers/reimbursement of expenses, exclusive of short dividend expense	6.85%[2]
After fee waivers/reimbursement of expenses, exclusive of short dividend expenses	2.25%[2]
Ratio of net investment loss to average net assets	(1.40)%[2]

Portfolio turnover rate	39%[1]
(1)	Not annualized.
(2)	Annualized for period less than one year, with the exception of non-recurring organizational costs.
*	The Fund’s inception date was December 1, 2014. Prior to December 1, 2014 the Fund had been inactive except for matters related to the Fund's establishment, designation and planned registration.

See accompanying notes to financial statements.

11

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Notes to Financial Statements
September 30, 2015

1.   ORGANIZATION

Corsair Opportunity Fund (the “Fund”) was organized as a Delaware statutory trust on June 19, 2014 and is registered with the Securities and Exchange Commission (the “SEC”) as a closed-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is managed by Corsair Capital Management, L.P. (the “Adviser”), a Delaware limited partnership that is registered under the Investment Advisers Act of 1940, as amended.

The Fund’s investment objective is to achieve capital appreciation. The Fund pursues this objective by investing its assets primarily in long and short positions in equity securities of U.S. and Canadian companies. The Fund commenced investment operations on December 1, 2014. The Fund has established two classes of shares: Class A shares and Class I shares. Class I shares are offered to investors who meet certain requirements as discussed in the Fund’s prospectus. The Minimum initial investment in Class A shares is $50,000, and $10,000 increments thereafter.

As of September 30, 2015, the Adviser owns approximately 92% of the outstanding shares.

2.   SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards (“ASC”) Topic 946, Financial-Services Investment Companies. The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(a)   Securities Valuations

Domestic exchange traded equity securities (other than options) that trade on NASDAQ are valued at their last reported composite sale prices as reported on such exchanges or, in the absence of any reported sale on a particular day, at their composite bid prices (for securities held long) or their composite ask prices (for securities held short), as reported by such exchanges. Securities traded on NASDAQ are valued: (i) at the NASDAQ Official Closing Price (“NOCP”) (which is the last trade price at or before 4:00:02 (EST) adjusted up to NASDAQ’s best offer price if the last trade is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price); (ii) if no NOCP is available, at the last sale price on NASDAQ prior to the calculation of the Fund’s net asset value; (iii) if no sale is shown on NASDAQ, at the bid price; or (iv) if no sale is shown and no bid price is available for a period of seven business days, the price will be deemed “stale” and the value will be at fair value as determined by the Board of Trustees (“Board”). Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange.

Other securities for which market quotations are readily available are valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by the Adviser under the supervision of the Board.

Debt securities (other than convertible securities) are valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Adviser monitors the reasonableness of valuations provided by the pricing service. Such debt securities with remaining maturities of 60 days or less are, absent unusual circumstances, valued at amortized cost.

If in the view of the Adviser, the bid price of a listed option or debt security (or ask price in the case of any such security held short) does not fairly reflect the market value of the security, the Adviser may value the security at fair value.

12

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Notes to Financial Statements (continued)
September 30, 2015

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close.

On occasion, the values of foreign securities and exchange rates may be materially affected by events occurring before the Fund calculates its net asset value but after the close of the primary markets or exchanges on which foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest-rate change), issuer-specific (e.g., earnings report, merger announcement), or U.S. market-specific (e.g., a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). When such an event materially affects the values of securities held by the Fund or its liabilities (including foreign securities for which there is a readily available market price), such securities and liabilities may be valued at fair value pursuant to procedures adopted in good faith by the Board.

(b)   Security Transactions and Related Investment Income

Investment transactions are accounted for on a trade date basis. Net realized gains and losses on securities are computed on a specific identification basis. Dividend income is recorded on the ex-dividend date or as soon as known if after the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value. Interest income and estimated expenses are accrued daily.

(c)   Share Valuation

The net asset value per share of each class of the Fund is calculated by dividing the value of the Fund’s assets attributable to that class less all liabilities (including accrued expenses but excluding capital and surplus) attributable to that class by the number of that class’ shares outstanding. The value of the net assets of each class of the Fund is determined on each business day as of the close of regular business of the NYSE in accordance with the procedures set forth below or as may be determined from time to time pursuant to policies established by the Board.

(d)   Foreign Currency Translation

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than in securities during each reporting period, and result from changes in the exchange rate.

(e)   Short Sales

The Fund may sell a security it does not own in anticipation that the price of the security will decline. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also

13

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Notes to Financial Statements (continued)
September 30, 2015

may be required to pay a premium or an interest fee, which are recorded as interest expense. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Purchasing equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security’s value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets.

(f)   Federal Income Taxes

The Fund intends to elect and to qualify each year to be treated as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. In order to so qualify, the Fund must meet certain requirements with respect to the sources of its income, the diversification of its assets and the distribution of its income. If the Fund qualifies as a regulated investment company, it will not be subject to federal income or excise tax on income it distributes in a timely manner to its shareholders in the form of investment company taxable income or net capital gain distributions.

At September 30, 2015, gross unrealized appreciation and depreciation of investments owned by the fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$12,998,482

Gross unrealized appreciation	$282,610
Gross unrealized depreciation	(835,986)

Net unrealized depreciation on investments	$(553,376)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. The reclassifications have no effect on net assets or net asset value per share. For the period ended September 30, 2015 permanent differences in book and tax accounting have been reclassified to paid in capital, accumulated net investment income and accumulated net realized loss on investments as follows:

Paid-In Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
(73,983)	76,004	(2,021)

14

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Notes to Financial Statements (continued)
September 30, 2015

As of September 30, 2015 the components of accumulated earnings (deficit) on a tax basis for the funds were as follows:

Undistributed ordinary income	$2,187
Undistributed long-term gains	—
Tax accumulated earnings	2,187

Accumulated capital and other losses	$(246,275)

Unrealized depreciation on investments	(553,376)
Unrealized depreciation on foreign currency translations	(40)
Net unrealized appreciation on securities sold short	50,175

Total accumulated earnings (deficit)	$(747,329)

There were no distributions paid during the period from commencement to September 30, 2015.

As of September 30, 2015, the Fund had a short-term capital loss carryover of $200,354. To the extent that the Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

The Fund has $45,921 in Qualified late-year losses, which are deferred until fiscal year 2016 for tax purposes. Net late-year ordinary losses incurred after December 31 and within the taxable year and net late-year specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

(g)   Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund believes that the estimates utilized in preparing the financial statements are reasonable and prudent, however, actual results could differ from these estimates.

(h)   Distributions to Shareholders

The Fund intends to make annual distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. U.S. GAAP requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. The final determination of tax characteristics of the Fund’s distributions will occur at the end of the calendar year, at which time it will be reported to the shareholders.

15

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Notes to Financial Statements (continued)
September 30, 2015

3.	FAIR VALUE MEASUREMENTS AND DISCLOSURES

Under the provision of FASB ASC Topic 820, Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those investments. These inputs are summarized into three broad levels as described below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities;
•	Level 2 – other significant observable inputs (including quoted prices for similar investments); or
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used, as of September 30, 2015, in valuing the Fund’s assets:

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$8,943,813	$—	$—	$8,943,813
Investment Companies/ETFS	72,436			72,436
Mutual Funds	14,828	—	—	14,828
Short-Term Investments	3,414,029	—	—	3,414,029
Total Assets	$12,445,106	$—	$—	$12,445,106
Liabilities	Level 1	Level 2	Level 3	Total
Common Stock	$(174,150)	$—	$—	$(174,150)
Investment Companies/ETFS	(470,246)	—	—	(470,246)
Total Liabilities	$(644,396)	$—	$—	$(644,396)

As of September 30, 2015, the Fund did not hold any Level 2 or 3 securities. Transfers into and out of all Levels are accounted for as of the end of the reporting period. For the period from December 1, 2014 (commencement of operations) through September 30, 2015, there were no transfers among Levels.

4.	INVESTMENT ADVISORY TRANSACTIONS AND AGREEMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into an investment management agreement with the Adviser. The Adviser is entitled to a management fee (the “Management Fee”), computed and payable monthly, in arrears, at an annual rate of 1.50% of the Fund’s net assets. The Management Fee is paid directly to the Adviser by the Fund. The Adviser has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses, but excluding Distribution and Shareholder Servicing Fees, expenses on securities sold short, interest, brokerage commissions and extraordinary expenses of the Fund), to the extent necessary to limit the ordinary operating expenses of each class of shares of the Fund to 2.25% per annum of the average monthly net assets of such class of shares (the “Expense Limitation”). The Expense Limitation Agreement is in effect until terminated by the Fund.

The Fund incurred offering costs of $100,641 which are being amortized over a one-year period from December 1, 2014 (commencement of operations).

For the year ended September 30, 2015, the Adviser waived management fees and absorbed other Fund expenses totaling $419,367. The Adviser is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred. At September 30, 2015, the amount of these potentially recoverable expenses was $419,367. The Adviser may recapture all or a portion of this amount no later than September 30, 2018.

16

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Notes to Financial Statements (continued)
September 30, 2015

The Fund also pays the Adviser a performance-based incentive fee (the “Incentive Fee”) after the end of each fiscal year of the Fund. The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 20% of the amount by which the Fund’s net profits for all Fiscal Periods (as defined below) ending within or coterminous with the close of fiscal year exceed the balance of the loss carryforward account (as described below), without duplication for any Incentive Fees paid during such fiscal year.

The Fund also pays the Adviser an Incentive Fee in the event a Fiscal Period is triggered in connection with a share repurchase offer by the Fund, as described below. For purposes of calculating the Incentive Fee, net profits means the amount by which: (a) the net assets of the Fund as of the end of a Fiscal Period, increased by the dollar amount of shares of the Fund repurchased during the Fiscal Period (excluding shares to be repurchased as of the last day of the Fiscal Period after determination of the Incentive Fee) and by the amount of dividends and other distributions paid to shareholders during the Fiscal Period and not reinvested in additional shares (excluding any dividends and other distributions to be paid as of the last day of the Fiscal Period), exceeds (b) the net assets of the Fund as of the beginning of the Fiscal Period, increased by the dollar amount of shares of the Fund issued during the Fiscal Period (excluding any shares issued in connection with the reinvestment of dividends and other distributions paid by the Fund). Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, determined in accordance with the valuation and accounting policies and procedures of the Fund.

“Fiscal Period” means each twelve-month period ending on the Fund’s fiscal year-end (or such other period ending on the Fund’s fiscal year-end in the event the Fund’s fiscal year is changed), provided that whenever the Fund conducts a share repurchase offer, the period of time from the last Fiscal Period-end through the effective date of the repurchase offer also constitutes a Fiscal Period. (Upon termination of the Advisory Agreement, the Fund will pay the Incentive Fee to the Adviser as if the date of effectiveness of such termination is the end of the Fund’s fiscal year). In the event that an Incentive Fee is payable with respect to a Fiscal Period that is not the Fund’s fiscal year-end due to the Fund’s share repurchases, the Incentive Fee will be determined as if the end of such Fiscal Period were the end of the Fund’s fiscal year, and only that portion of the Incentive Fee that is proportional to the Fund’s assets paid in respect of such share repurchases (not taking into account any proceeds from any contemporaneous issuance of shares of the Fund, by reinvestment of dividends and other distributions or otherwise) will be paid to the Adviser for such Fiscal Period. Since the Fund may conduct repurchase offers every month, Fiscal Periods could be triggered (and, therefore, a portion of the Incentive Fee, if any, would be payable to the Adviser) up to twelve times each fiscal year. For purposes of determining the Fund’s net asset value, the Incentive Fee is calculated and accrued daily as an expense of the Fund (as if each day is the end of the Fund’s fiscal year).

The Incentive Fee will be payable for a Fiscal Period only if there is no positive balance in the Fund’s loss carryforward account. The loss carryforward account is an account that will have an initial balance of zero upon commencement of the Fund’s operations and, thereafter, will be credited as of the end of each Fiscal Period with the amount of any net loss of the Fund for that Fiscal Period and will be debited with the amount of any net profits of the Fund for that Fiscal Period, as applicable. This is sometimes known as a “high water mark.”

Unlike a traditional high water mark incentive fee structure, the Incentive Fee is paid based on a loss carryforward account for the Fund as a whole and not loss carryforward accounts for each individual shareholder. This means that a shareholder is subject to the Incentive Fee as reflected in the net asset value of his or her shares, so long as the Fund did not have a positive balance in its loss carryforward account and had positive net profits at the end of a Fiscal Period.

As of September 30, 2015, there was no incentive fee payable in the Fund. During the period from December 1, 2014 (commencement of operations) through September 30, 2015, no Incentive Fee was paid to the Adviser.

Each Independent Trustee receives an annual retainer of $10,000 plus reimbursement of reasonable out-of-pocket expenses. Trustees that are “interested persons” do not receive any annual or other fee from the Fund. The officers of the Fund serve without compensation.

17

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Notes to Financial Statements (continued)
September 30, 2015

5.   ADMINISTRATION AND CUSTODY AGREEMENT

UMB Fund Services, Inc., serves as administrator (the “Administrator”) to the Fund and provides certain accounting, administrative, record keeping and investor related services. The Fund pays a monthly fee to the Administrator based upon average net assets, subject to certain minimums.

UMB Bank, N.A. (the “Custodian”), an affiliate of the Administrator, serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. sub-custodians, securities depositories and clearing agencies.

6.   INVESTMENT TRANSACTIONS

For the period from December 1, 2014 (commencement of operations) through September 30, 2015, total long-term purchases and sales amounted to $12,505,211 and $2,722,568, respectively. The total securities sold short and covered amounted to $752,963 and $58,370, respectively.

7.   INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, the Fund expects the risk of loss from such claims to be remote.

8.   RISK FACTORS

The Fund is subject to substantial risks, including general economic and market condition risks, liquidity risks and non-diversification risks. A further discussion of the risks associated with an investment in the Fund is provided in the Fund’s Prospectus and Statement of Additional Information.

Risk of Equity Securities: The Fund primarily invests in publicly-traded “equity securities,” which, for these purposes, means common and preferred stocks (including initial public offerings or “IPOs”), convertible securities, stock options (covered call and put options), warrants and rights. Thus, the value of the Fund’s portfolio will be affected by daily movements in the prices of equity securities. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Individual companies may report poor results or be negatively affected by industry, regulatory and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, stock markets can be volatile at times, and stock prices can change drastically. This market risk will affect the Fund’s share price, which will fluctuate as the values of the Fund’s investment securities and other assets change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time.

Risk of Short Sales: Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Positions in stocks sold short are more risky than long positions (purchases) in stocks because the maximum loss on a stock purchased is limited to the amount paid for the stock plus the transactions costs, where in the case of a short sale, there is no limit on the loss that may be incurred.

General Economic and Market Conditions Risk: General economic or market conditions may adversely affect the investments made by the Fund. In addition, a downturn or contraction in the global economy or in the capital markets, or in certain industries or geographic regions thereof, may restrict the availability of suitable investment opportunities for the Fund and/or the opportunity to liquidate any such investments, each of which could prevent the Fund from meeting its investment objective. A general economic downturn could also result in the diminution or loss of the investments made by the Fund. At the same time, market conditions could also increase the number of shares requested for repurchase by the Fund.

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CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Notes to Financial Statements (continued)
September 30, 2015

Liquidity Risks: The Fund has no plans to list its shares on any securities exchange, and there is no assurance that any secondary market will develop for the Fund’s shares. Although the Fund may make monthly offers to repurchase its shares, a shareholder may not be able to liquidate its investment in the Fund within a timeframe suitable to that shareholder.

Non-Diversification: The Fund is a “non-diversified” investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the portion of the Fund’s assets that may be invested in the securities of any one issuer. The portfolio of the Fund may therefore be subject to greater risk than the portfolio of a similar fund that diversifies its investments.

9.   PERIODIC REPURCHASE OFFERS

In order to provide a limited degree of liquidity to shareholders, the Adviser expects to recommend that the Fund make offers to repurchase up to 10% of its outstanding shares as of the end of each calendar month at its then-current net asset value. The Fund’s Board of Trustees, in its discretion, must approve each such offer (including the amount of the offer). There can be no assurance that the Fund will make such repurchase offers, nor that shareholders tendering shares for repurchase in any offer will have all of their tendered shares repurchased by the Fund. For the period from December 1, 2014 (commencement of operations) through September 30, 2015, the Fund made two Repurchase Offers dated August 18, 2015 and September 17, 2015 to be effective October 31, 2015 and November 30, 2015 respectively. No shares were tendered in connection with the repurchase offers.

10.   SUBSEQUENT EVENTS

Subsequent to September 30, 2015, the Fund made two repurchase offers dated October 16, 2015 and November 18, 2015 to be effective December 31, 2015 and January 31, 2016 respectively.

Management has evaluated subsequent events through the date the financial statements were issued and determined there were no other subsequent events that required disclosure in or adjustment to the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Corsair Opportunity Fund

We have audited the accompanying statement of assets and liabilities of Corsair Opportunity Fund (the “Fund”), including the schedule of investments, as of September 30, 2015, and the related statements of operations, the statement of changes in net assets, and the financial highlights for the period from December 1, 2014 (commencement of operations) through September 30, 2015. The financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments as of September 30, 2015, by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Corsair Opportunity Fund as of September 30, 2015, the results of its operations, the changes in its net assets, and the financial highlights for the period December 1, 2014 (commencement of operations) through September 30, 2015, in conformity with accounting principles generally accepted in the United States of America.

New York, New York
November 30, 2015

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